PIMCO Funds

Statement of Additional Information

This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectuses of PIMCO Funds (the “Trust”), as described below and as supplemented from time to time.

The Trust is an open-end investment management company (“mutual fund”) currently consisting of 51 separate portfolios (“Funds”). The Trust offers up to ten classes of shares of each of its Funds.

Certain Funds’ Class A, B and C shares are offered through the Bond Funds Prospectus dated October 1, 2007, certain Funds’ Class A, B and C shares are offered through the Municipal Bond Prospectus dated October 1, 2007, certain Funds’ Class A, B and C shares are offered through the Real Return Strategy, Equity-Related & Asset Allocation Prospectus dated October 1, 2007, the Total Return Fund’s Class A, B and C shares are offered through the Total Return Prospectus dated July 31, 2007, the Real Return Fund’s Class A, B and C shares are offered through the Real Return Prospectus dated July 31, 2007, certain Funds’ Class D shares are offered through the Class D Real Return Strategy, Equity-Related & Asset Allocation Prospectus dated October 1, 2007, certain Funds’ Class D shares are offered through the Bond Funds Prospectus dated July 31, 2007, certain Funds’ Class D shares are offered through the Municipal Bond Prospectus dated October 1, 2007, certain Funds’ Class R shares are offered through the Class R Prospectus dated October 1, 2007, the Total Return, Total Return II and Total Return III Funds’ Institutional Class and Administrative Class shares are offered through the Total Return Prospectus dated July 31, 2007, certain Funds’ Institutional Class and Administrative Class shares are offered through the Strategic Markets Prospectus dated October 1, 2007, and certain Funds’ Institutional Class and Administrative Class shares are offered through the Bond Funds Prospectus dated October 1, 2007, all as amended or supplemented from time to time (collectively, the “Prospectuses”). A copy of the Prospectuses may be obtained free of charge at the address and telephone number listed below.

Pacific Investment Management Company LLC (“PIMCO” or the “Adviser”), 840 Newport Center Drive, Newport Beach, California 92660, is the investment adviser to the Funds.

Audited financial statements for the Trust, as of March 31, 2007, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated by reference from the Trust’s March 31, 2007 Annual Reports. Copies of Prospectuses, annual or semi-annual reports, and the Allianz and PIMCO Funds Shareholders’ Guide for Class A, B, C and R shares (the “Guide”), which supplements this Statement of Additional Information, may be obtained free of charge at the addresses and telephone number(s) listed below. The information contained in the Guide is incorporated by reference into this Statement of Additional Information.

Institutional and Administrative Prospectuses, Annual and Semi-Annual Reports:	Class A, B and C, Class D and Class R Prospectuses, Annual and Semi-Annual Reports, and the Guide:
PIMCO Funds	Allianz Global Investors Distributors LLC
840 Newport Center Drive	1345 Avenue of the Americas
Newport Beach, California 92660	New York, New York 10105
Telephone: (800) 927-4648	Telephone: (800) 426-0107

October 1, 2007

THE TRUST

The Trust is an open-end management investment company (“mutual fund”) currently consisting of separate investment Funds, including:

All Asset Fund	Investment Grade Corporate Bond Fund
All Asset All Authority Fund	Japanese StocksPLUS® TR Strategy Fund
California Intermediate Municipal Bond Fund	Long Duration Total Return Fund
California Short Duration Municipal Income Fund	Long-Term U.S. Government Fund
CommodityRealReturn Strategy Fund®	Low Duration Fund
Convertible Fund	Low Duration Fund II
Developing Local Markets Fund	Low Duration Fund III
Diversified Income Fund	Moderate Duration Fund
Emerging Local Bond Fund	Money Market Fund
Emerging Markets Bond Fund	Mortgage-Backed Securities Fund*
Extended Duration Fund	Municipal Bond Fund
European StocksPLUS® TR Strategy Fund	New York Municipal Bond Fund
Far East (ex-Japan) StocksPLUS® TR Strategy Fund	Real Return Fund
Floating Income Fund	Real Return Asset Fund
Foreign Bond Fund (Unhedged)	RealEstateRealReturn Strategy Fund
Foreign Bond Fund (U.S. Dollar-Hedged)	Short Duration Municipal Income Fund
Fundamental IndexPLUS™ Fund	Short-Term Fund
Fundamental IndexPLUS™ TR Fund	Small Cap StocksPLUS® TR Fund
Global Bond Fund (Unhedged)	StocksPLUS® Fund
Global Bond Fund (U.S. Dollar-Hedged)	StocksPLUS® Long Duration Fund
GNMA Fund	StocksPLUS® Municipal-Backed Fund
High Yield Fund	StocksPLUS® TR Short Strategy Fund
High Yield Municipal Bond Fund	StocksPLUS® Total Return Fund
Income Fund	Total Return Fund
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	Total Return Fund II
International StocksPLUS® TR Strategy Fund (Unhedged)	Total Return Fund III

*	Prior to July 31, 2007, the Fund was known as Total Return Mortgage Fund.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and general investment policies of each Fund are described in the Prospectuses. Consistent with each Fund’s investment policies, each Fund may invest in “Fixed Income Instruments,” which are defined in the Prospectus. Additional information concerning the characteristics of certain of the Funds’ investments is set forth below.

The All Asset and All Asset All Authority Funds, which are separate Funds, invest only in other Funds, except each other. The other Funds in which the All Asset and All Asset All Authority Funds invest are referred to in this Statement of Additional Information as “Underlying Funds.” By investing in Underlying Funds, the All Asset and All Asset All Authority Funds, and certain other funds of funds managed by PIMCO that invest all their assets in the Underlying Funds (together with the All Asset and All Asset All Authority Funds, the “PIMCO Funds of Funds”), may have indirect exposure to some or all of the securities and instruments described below depending upon how their assets are allocated among the Underlying Funds. Since the PIMCO Funds of Funds invest all of their assets in the Underlying Funds, investment decisions made with respect to the PIMCO Funds of

Funds could under certain circumstances negatively impact the Underlying Funds, including with respect to the expenses and investment performance of the Underlying Funds. Similarly, certain funds managed by investment advisers affiliated with PIMCO (“Affiliated Funds of Funds”) may invest some or all of their assets in the Underlying Funds, and investment decisions made with respect to Affiliated Funds of Funds similarly could under certain circumstances negatively impact the Underlying Funds, including with respect to the expenses and investment performance of the Underlying Funds. Please see “Investments in the Underlying Funds” below for more information regarding potential risks to the Underlying Funds.

The CommodityRealReturn Strategy Fund® may pursue its investment objective by investing in the PIMCO Cayman Commodity Fund I Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by PIMCO, and has the same investment objective and will be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. With respect to its investments in certain securities that involve leverage, the Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Fund. See below “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiary” for a more detailed discussion of the Fund’s Subsidiary.

U.S. Government Securities

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Municipal Bonds

Each Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. It is a policy of each of the California Intermediate Municipal Bond, California Short Duration Municipal Income, High Yield Municipal Bond, Municipal Bond, New York Municipal Bond, Short Duration Municipal Income and StocksPLUS® Municipal-Backed Funds (each a “Municipal Fund,” and collectively, the “Municipal Funds”) to have at least 80% of its net assets plus borrowings for investment purposes invested in investments, the income of which is exempt from federal income tax (“Municipal Bonds”). In the case of the California Intermediate Municipal Bond and California Short Duration Municipal Income Funds, the Funds will invest, under normal circumstances, at least 80% of their net assets plus borrowing for investment purposes in investments, the income of which is exempt from federal income tax and California income tax. In the case of the New York Municipal Bond Fund, the Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowing for investment purposes in investments, the income of which is exempt from federal income tax and New York income tax. The ability of a Municipal Fund to invest in securities other than Municipal Bonds is limited by a requirement of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) that at least 50% of the applicable Municipal Fund’s total assets be invested in Municipal Bonds at the end of each calendar quarter.

The California Intermediate Municipal Bond and California Short Duration Municipal Income Funds’ concentration in California Municipal Bonds exposes them to California state-specific risks. Similarly, the New York Municipal Bond Fund’s concentration in New York Municipal Bonds exposes it to New York state-specific risks. State-specific risks are discussed in the “Summary of Risks” section of the Prospectuses and in this “Municipal Bonds” section of this Statement of Additional Information. The High Yield Municipal Bond, Municipal Bond, Short Duration Municipal Income and StocksPLUS® Municipal-Backed Funds may, from time to time, invest more than 25% of their total assets in Municipal Bonds of issuers in California and New York, and, if so, will be subject to the California and New York State state-specific risks discussed in the “Summary of Risks” section of the Prospectuses and in this “Municipal Bonds” section of this Statement of Additional Information, but none of these Funds have any present intention to invest more than that amount in a particular state.

Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Specifically, California and New York Municipal Bonds generally are issued by or on behalf of the State of California and New York, respectively, and their political subdivisions and financing authorities, and local governments. The Municipal Bonds which the Funds may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Each Fund, and in particular the Municipal Funds, may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. A Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or industrial development bonds.

Under the Internal Revenue Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. The California Short Duration Municipal Income Fund and the Short Duration Municipal Income Fund do not intend to invest in securities whose interest is subject to the federal alternative minimum tax.

The Funds may invest in municipal lease obligations. A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government’s unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the Funds will assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. The Funds also may purchase unrated lease obligations if determined by PIMCO to be of comparable quality to rated securities in which the Fund is permitted to invest.

The Funds may seek to enhance their yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability. A Fund may not invest more than 15% (10% in the case of the Money Market Fund) of its net assets in illiquid securities, including unmarketable private placements.

Some longer-term Municipal Bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request—usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.

The Funds may invest in municipal warrants, which are essentially call options on Municipal Bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a Municipal Bond in the future. A Fund may purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity. A Fund will not invest more than 5% of its net assets in municipal warrants.

The Funds may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (“SBPAs”). Letters of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest rating. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

The Funds may invest in Residual Interest Bonds (sometimes referred to as inverse floaters) (“RIBs”), which brokers create by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days, while the RIB holder receives the balance of the income from the underlying Municipal Bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Funds when short-term interest rates rise, and increase the interest paid to the Funds when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. To the extent permitted by each Fund’s investment objectives and general investment policies, a Fund may invest in RIBs without limitation.

In a transaction in which a Fund purchases a RIB from a trust, and the underlying Municipal Bond was held by the Fund prior to being deposited into the trust, the Fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Fund’s net asset value per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Funds where the Funds did not previously own the underlying Municipal Bond.

The Funds also may invest in participation interests. Participation interests are various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The Funds will invest only in such securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the Internal Revenue Service (“IRS”) has not issued a definitive ruling on the matter.

Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

The Funds may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Funds also may sell Municipal Bonds due to changes in PIMCO’s evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund’s ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Each Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s Municipal Bonds in the same manner. In particular, the California Intermediate Municipal Bond, California Short Duration Municipal Income and New

York Municipal Bond Funds are subject to the risks inherent in concentrating investment in a particular state or region. The following summarizes information drawn from official statements, and other public documents available relating to issues potentially affecting securities offerings of issuers domiciled in the states of California and New York. Neither the Funds nor PIMCO have independently verified the information, but have no reason to believe that it is substantially different.

California. Each Fund investing in California Municipal Bonds, and in particular the California Intermediate Municipal Bond and California Short Duration Municipal Income Funds, may be particularly affected by political, economic or regulatory developments affecting the ability of California tax-exempt issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California governmental issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers. The information set forth below constitutes only a brief summary of a number of complex factors which may impact issuers of California Municipal Bonds. The information is derived from sources that are generally available to investors, including information promulgated by the State’s Department of Finance, the State’s Treasurer’s Office, and the Legislative Analyst’s Office. The information is intended to give recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California. Such information has not been independently verified by the Funds, and the Funds assume no responsibility for the completeness or accuracy of such information. It should be noted that the financial strength of local California issuers and the creditworthiness of obligations issued by local California issuers is not directly related to the financial strength of the State or the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Certain debt obligations held by a Fund may be obligations of issuers that rely in whole or in substantial part on California state government revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State’s General Fund to counties, cities and their various entities, which depend upon State government appropriations, is not entirely certain. To the extent local entities do not receive money from the state government to pay for their operations and services, their ability to pay debt service on obligations held by the Funds may be impaired.

Certain tax-exempt securities in which the Funds may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

With a gross state product of over $1.7 trillion in 2006, California’s economy is the largest state economy in the United States and one of the largest in the world. In addition to its size, California’s economy is diverse, with no industry sector accounting for more than one-quarter of the State’s output. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, entertainment, real estate and financial services, and may be sensitive to economic factors affecting those industries. One example of such potential sensitivity occurred from mid-1990 to late 1993, when the State suffered a recession. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. More recently, reflective of a nationwide economic slowdown starting in 2001, the high technology sector of the State’s economy entered a cyclical downturn that it only recently emerged from.

A series of reports after the start of the 2001-02 Fiscal Year indicated that both the national and the State economies entered a recession starting in 2001. In California, the impact was particularly felt in the high technology sector centered in the Bay Area/Silicon Valley, in the construction sector and in exports. The tragic events of September 11, 2001 exacerbated the impact of the weakened economy, especially on tourism-related industries and locations. Since the latter half of 2003, however, California’s economy has been improving. The California Legislative Analyst’s Office (“CLAO”) predicts continuing modest economic growth for the near future. Both the U.S. and California experienced continued economic expansion with modest inflation in 2006. The slowing of the pace of economic growth during 2006 reflected a sharp decline in real estate activity and is predicted to continue into 2007, impacted by the ongoing housing market issues. However, the CLAO expects economic growth to accelerate in 2008 as the sector stabilizes. In August 2006, non-farm payroll employment rose above 15 million for the first time. However, during the first quarter of 2007, the pace of non-farm job growth had slowed from a 2.1% year-over-year pace in the first quarter 2006 to 1.8%, attributed to slowdowns in the construction, retail and finance sectors. The State has projected a 1.3% growth rate for 2007 and 1.5% for 2008. The State’s unemployment rate increased from a relatively stable 4.8% over 2006 and into 2007 to 5.1% in April 2007, the largest one month increase since 2001. According to the State, personal income grew by an estimated 6.1% in 2006 but slower growth is expected over the next three years, at 5.3% in 2007, 5.5% in 2008 and 5.8% in 2009. Total revenues for the State of California in 2006-07 are expected to be $95.7 billion.

California has experienced difficulties with the supply and price of electricity and natural gas in much of the State since mid-2000, which is likely to continue as energy prices continue to rise. California’s difficulties with energy supplies could pose serious risks to the State’s economy. The State instituted rolling electricity blackouts in 2001 and remains braced for anticipated energy shortages as well as increased energy costs. Former Governor Gray Davis directed the Department of Water Resources (“DWR”) to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the “Power Supply Program”). The Power Supply Program was also implemented under legislation enacted in 2001 (the “Power Supply Act”) and by orders of the California Public Utilities Commission (“CPUC”). The Power Supply Act provided that the State funds advanced for energy purchases would be repaid by the issuance of revenue bonds, to be financed through ratepayer revenue in future years.

Under the Power Supply Act, the DWR has the sole authority to determine and present to the CPUC its revenue requirements, although they must be just and reasonable. The CPUC is required to set electric rates at a level sufficient to meet the DWR’s revenue requirements, which include the cost of debt service and the cost of the State’s power purchaser program. Effective January 1, 2003, the DWR no longer purchases power, except power provided under the terms of its existing contracts. However, the DWR retains the legal and financial responsibility for the existing contracts until such time as there is complete assignment of the contracts and release of DWR. The severity and long-term impact of energy supply problems on the State’s economy is difficult to predict, but any future significant interruptions in energy supply or rate increases could adversely affect California’s economy. Governor Arnold Schwarzenegger has pushed to allow large-scale power users to obtain competitive rates through direct access to power producers.

In March 2004, voters approved Proposition 57, the California Economic Recovery Bond Act, authorizing the issuance of up to $15 billion in Economic Recovery Bonds (“ERBs”) to finance the State’s negative General Fund balance. Under the Act, the State will not be permitted to use more than $15 billion of net proceeds of any bonds issued to address the inherited debt. The ERBs replace the previously authorized “Fiscal Recovery Bonds.”

The repayment of the ERBs are secured by a pledge of revenues from an increase in the State’s share of the sales and use tax of 0.25% starting July 1, 2004, which are deposited in the Fiscal Recovery Fund. Local governments’ shares of the sales and use tax are expected to decrease by a commensurate amount. These new sales and use tax rates will automatically revert to previous levels as soon as the ERBs are repaid. The repayment of the ERBs may be accelerated with transfers from the State’s Budget Stabilization Fund, as specified in the Balanced Budget Amendment. In the event the dedicated revenue falls short, the State also would pledge its full faith and credit by using General Fund revenues to repay the debt service. As of March 1, 2007, California had outstanding approximately $50 billion in long-term general obligation bonds, of which approximately $39 billion were payable primarily from the State’s General Fund, and approximately $10.9 were payable from other revenue sources (including approximately $9 billion of ERBs). In addition, the State had approximately

$7.7 billion General Fund supported lease purchase obligations outstanding as of March 1, 2007. Governor Schwarzenegger’s 2007-08 budget proposes $1.6 billion in prepayments of the outstanding ERBs. This would bring the total set aside to repay these ERBs to $7.4 billion in the four years since the bonds were issued. As a result, the Department of Finance projects that these ERBs will be fully retired in August of 2009, which is 14 years ahead of schedule.

Also in March 2004, voters approved Proposition 58, which amended the California State Constitution to require balanced budgets in the future, yet this has not prevented the State from enacting budgets that rely on borrowing. Proposition 58 requires the State to contribute to a special reserve of 1% of revenues in 2006-07, 2% in 2007-08, and 3% in subsequent years. This special reserve will be used to repay the ERBs and provide a “rainy-day” fund for future economic downturns or natural disasters. The amendment allows the Governor to declare a fiscal emergency whenever he or she determines that General Fund revenues will decline below budgeted expenditures, or expenditures will increase substantially above available resources. Finally, it requires the State legislature to take action on legislation proposed by the Governor to address fiscal emergencies.

In November 2004, voters approved Proposition 60A, which dedicates proceeds from the sale of surplus property purchased with General Fund monies to payment of principal and interest on ERBs approved in March 2004 by Proposition 57. This will likely accelerate repayment, by a few months, of these bonds.

In response to the Governor’s proposal for a $220 billion infrastructure investment plan, which would have used $68 billion in new general obligation bonds, the Legislature approved four bond measures, totaling approximately $37.3 billion, which were all approved by the voters at the November 2006 general election. Proposition 84, authorizing approximately $5.4 billion of bonds for water quality, flood control, parks and similar facilities, was also approved by the voters.

As of May 24, 2007, California’s general obligation bonds were assigned ratings of A1, A+, and A+ by Moody’s Investor Services, Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”) and Fitch, Inc. (“Fitch”), respectively. Moody’s upgraded California’s rating in May 2006, citing the State’s strong economy and increased tax revenues. Moody’s also increased its ratings outlook from stable to positive. S&P increased its rating in May 2006 as well. S&P cited strong economic growth and a surge in revenue as the reasons behind its ratings increase. Fitch upgraded California’s rating in June 2006 citing continuing economic recovery, strong revenue performance and continued progress in reducing fiscal imbalances as the reasons behind its rating increase. The agencies continue to monitor the state’s budget deliberations closely to determine whether or not to alter the current ratings. It should be recognized that these ratings are not an absolute standard of quality, but rather general indicators. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which a Fund invests.

Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds, are liable. Such enterprises and projects include transportation projects, various public works and exposition projects, educational facilities (including the California State University and University of California systems), housing, health facilities, and pollution control facilities.

The State is party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

New York. Funds investing in New York Municipal Bonds, and in particular the New York Municipal Bond Fund, may be particularly affected by political, economic or regulatory developments affecting the ability of New York tax-exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of New York tax-exempt securities have at times experienced serious financial difficulties. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of New York. Such information has not been independently verified by the Funds and the Funds assume no responsibility for the completeness or accuracy of such information. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by New York city and state agencies, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default.

The events of September 11, 2001 had a significant impact upon the New York State economy and more directly on that of New York City. Prior to September 11, the nation’s and the State’s economies had been weakening and the loss of over seventy thousand jobs in New York City as a direct result of September 11 produced material budgetary pressures including increased budget gaps for New York City and reductions to the State surpluses.

New York State has historically been one of the wealthiest states in the nation, maintaining the third largest economy in the United States behind California and Texas. For decades, however, the State’s economy grew more slowly than that of the nation as a whole, gradually eroding the State’s relative economic affluence, as urban centers lost the more affluent to the suburbs and people and businesses migrated to the South and the West. In addition, the events of September 11 and the corporate governance scandals resulted in a much sharper downturn than the rest of the nation. However, the New York State economy has emerged from recession and, in September 2006, the State’s economic expansion entered its fourth year, with employment, personal income, and wages all experiencing growth. The momentum of the State’s expansion appears to have peaked, however, and forecasts for the near future predict more moderate rates of economic growth. New York State employment growth is expected to drop slightly to 0.7 % in 2007 and 2008 from estimated growth of 0.8% in 2006. Personal income is expected to grow 5.6% in 2007 compared to 6.8% in 2006.

Relative to other states, New York State has for many years imposed a very high state and local tax burden on residents. The burden of state and local taxation in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside of, or not locate within New York. The economic and financial condition of the State also may be affected by various financial, social, economic and political factors. For example, the securities industry is more central to New York’s economy than to the national economy, therefore any significant decline in stock market performance could adversely affect the State’s income and employment levels. Furthermore, such social, economic and political factors can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

The fiscal stability of New York State is related to the fiscal stability of the State’s municipalities, its agencies and authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance. The experience has been that if New York City or any of its agencies or authorities suffers serious financial difficulty, then the ability of the State, New York City, the State’s political subdivisions, agencies and authorities to obtain financing in the public credit markets, and the market price of outstanding New York tax-exempt securities, is adversely affected.

On February 12, 2004, the Office of the State Deputy Comptroller issued a report that concluded that New York City had overcome its most serious fiscal challenge since the 1970s. New York City ended FY 2004 with a substantial budget surplus that continued into 2005 and ended FY 2005 with a surplus of $3.5 billion. The City ended FY 2006 with a record surplus of $3.8 billion and has realized unanticipated resources of $8.9 billion for FY 2007 and FY 2008. Continued strength in the real estate market and Wall Street profits have combined to produce a projected surplus of $4.4 billion for FY 2007, in addition to more than $1.2 billion set aside to retire debt, resulting in a net benefit of $5.6 billion during FY 2007. These unanticipated revenues closed the projected budget gap for FY 2007 and reduced the gap for FY 2009 by 66 percent. However, the Mayor’s Financial Plan currently anticipates an economic slowdown beginning later in 2007, with a projected decline in Wall Street profits of 60 percent over the next two years.

Governor Elliot Spitzer’s 2007-08 Budget of $120.6 billion represents an increase of $7.9 billion, or 6.3%, over the 2006-07 fiscal year. The Governor’s 2007-08 Budget continues to generate sizable out-year gaps. After closing a structural gap in 2007-08 of $1.6 billion with the use of 2005-06 surplus dollars and various spending and revenue actions, the State will continue to face persistent structural imbalance through 2010-11, totaling $13 billion. The Governor’s budget relies on non-recurring resources totaling $1.9 billion. The Office of the State Comptroller holds that the utilization of non-recurring resources for ongoing expenses without commensurate spending reductions will continue to cause considerable pressure on the State’s financial plan and is a contributing factor in the State’s recurring structural deficit. According to the State Comptroller, the Governor’s 2007-08 Budget continues to rely on funding State priorities with debt. New York currently has the fifth highest per capita debt ratio and debt as a percentage of personal income in the country. It is projected that outstanding State-funded debt will increase to $64.7 billion by the end of 2011-12, representing a 27% increase from 2006-07.

State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economies and actions of the federal government may create budget gaps for the State. Although the Governor’s Budget for FY 2007-2008 is ostensibly balanced, it still contains several financial risks. These risks include the possibility of additional spending needs, revenues that may not materialize and proposals to reduce spending or raise revenues that have been previously rejected by the Legislature. The Office of the State Comptroller reports that the State is facing a three-year General Fund budget gap of $14.5 billion: $3.1 billion in 2008-09, $4.8 billion in 2009-10 and $6.6 billion in 2010-11. These gaps may result from significant disparities between recurring revenues and the costs of maintaining or increasing the level of spending for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year. Under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the proposals or that the State’s actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. The fiscal stability of the State is related to the fiscal stability of its public authorities. Authorities have various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization.

Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

As of November 16, 2006, Moody’s, S&P and Fitch had given New York State’s general obligation bonds ratings of Aa3, AA, AA-, respectively. In May 2007, Fitch raised its rating outlook from stable to positive for the State, citing steady economic growth and revenue performance. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which a Fund invests.

Over the long term, New York State and New York City may face potential economic problems. The economic outlook for New York City continues to be generally favorable but decreases, especially in consumer spending, could pose a threat to those forecasts. New York City accounts for a large portion of the State’s population and personal income, and New York City’s financial health affects the State in numerous ways. New York City continues to require significant financial assistance from the State and depends on State aid to both enable it to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets as well as by shifts upward or downward in the State’s real estate market.

Mortgage-Related and Asset-Backed Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” Certain of the Funds also may invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is

authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

FNMA and FHLMC have both recently faced scrutiny regarding their accounting practices and policies. In May 2006, the Office of Federal Housing Enterprise Oversight (“OFHEO”) which regulates FNMA and FHLMC, released a report on the recent accounting and corporate governance issues at FNMA. In the report the OFHEO found that FNMA did not comply with generally accepted accounting principles (“GAAP”) for a large number of its accounting practices, overstating its income and capital by an estimated $10.6 billion. It also stated that FNMA failed to maintain internal controls, manipulated OFHEO regulators, did not appropriately inform its board of directors of its actions, and did not have a sufficiently independent board of directors. The OFHEO imposed penalties as well as triggered a settlement between FNMA and the Securities and Exchange Commission (“SEC”), which had been conducting its own investigation. These penalties included a $400 million dollar settlement, an agreement not to increase its mortgage portfolio without OFHEO approval, and continued subjection to the 30% capital surcharge imposed by the OFHEO in 2004 which requires FNMA to keep a 30% capital surplus over its minimum capital requirement. In its Information Statement and Annual Report for the fiscal year ended December 31, 2004, FHLMC revealed that it had identified material weaknesses relating to its internal controls and technology applications that affected its financial reporting systems. This caused FHLMC to restate its recent years’ financial statements to conform to GAAP. FHLMC released its 2005 Financial Results on May 30, 2006 and reported a net income of $2.1 billion, a $0.9 billion decrease in net income from 2004 which FHLMC attributes primarily to charges related to hurricane Katrina. In addition, on September 27, 2007, FHLMC entered into a settlement with the SEC over charges related to FHLMC’s improper earnings management that, according to the SEC, occurred from at least the second quarter of 1998 through the third quarter of 2002. The SEC alleged that FHLMC did not comply with GAAP in accounting for certain transactions, engaged in a series of transactions that were primarily designed to enable FHLMC to falsely portray stable earnings growth, and made materially false and misleading statements to the public. FHLMC agreed to pay a $50 million dollar civil penalty and was enjoined from engaging in activity that violates the anti-fraud provisions of the federal securities laws.

Additionally, there has been ongoing concern expressed by critics and certain members of Congress over the size of the borrowing and purchasing activities of both companies and the impact they have on the U.S. economy. Congress has also expressed concern over FNMA and FHLMC improperly using their non-profit and charitable foundations to evade campaign finance laws to lobby Congress, and has called on FNMA’s board to demand repayment of executive bonuses obtained as a result of improper accounting manipulations. Legislation may be enacted in the future that limits the size and scope of the activities of both FNMA and FHLMC and/or subjects these companies to further regulatory oversight.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, PIMCO determines that the securities meet the Trust’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which in PIMCO’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid (10% in the case of the Money Market Fund).

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A,

B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a

Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Collateralized Debt Obligations. The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and

(iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Asset-Backed Securities. Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.

Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments are used to pay investors as quickly as possible.

Consistent with a Fund’s investment objectives and policies, PIMCO also may invest in other types of asset-backed securities.

Real Estate Securities and Related Derivatives

Certain of the Funds (in particular, the RealEstateRealReturn Strategy Fund) may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the Investment Company Act of 1940, as amended (the “1940 Act”). Furthermore, REITs are not diversified and are heavily dependent on cash flow.

Bank Obligations

Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% in the case of the Money Market Funds) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

The California Intermediate Municipal Bond, California Short Duration Municipal Income, High Yield Municipal Bond, GNMA, Long-Term U.S. Government, Low Duration II, Money Market, Mortgage-Backed Securities, Municipal Bond, New York Municipal Bond, Short Duration Municipal Income, StocksPLUS® Municipal-Backed and Total Return II Funds may invest in the same types of bank obligations as the other Funds, but they must be U.S. dollar-denominated. Subject to the Trust’s limitation on concentration of no more than 25% of its total assets in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

Loan Participations and Assignments

Each Fund (except for the Money Market Fund) may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Funds may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Certain Funds that are diversified limit the amount of their total assets that they will invest in any one issuer and all Funds limit the amount of their total assets that they will invest in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers”. Treating a financial intermediary as an issuer of indebtedness may restrict a Funds’ ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what PIMCO believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Funds’ limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on PIMCO’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

Corporate Debt Securities

A Fund’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in PIMCO’s opinion comparable in quality to corporate debt securities in which the Fund may invest.

Corporate income-producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations. Moody’s describes securities rated Baa as “medium-grade” obligations; they are “neither highly protected nor poorly secured ...[i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.” S&P describes securities rated BBB as “regarded as having an adequate capacity to pay interest and repay principal... [w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal. than in higher rated categories.” Fitch describes securities rated as BBB as those with “…currently a low expectation of credit risk…capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.” For a discussion of securities rated below investment grade, see “High Yield Securities (“Junk Bonds”)” below.

High Yield Securities (“Junk Bonds”)

Investments in securities rated below investment grade that are eligible for purchase by certain of the Funds are described as “speculative” by Moody’s, S&P and Fitch. Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds by investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. PIMCO seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. PIMCO seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. PIMCO does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if PIMCO deems it in the best interest of shareholders.

Participation on Creditors Committees

A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when PIMCO believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The Money Market Fund may invest in a variable rate security having a stated maturity in excess of 397 calendar days if the interest rate will be adjusted, and the Fund may demand payment of principal from the issuer within that period.

Certain Funds may invest in floating rate debt instruments (“floaters”) and (except for the Money Market Fund) engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

Each of the Funds (except for the Money Market Fund) also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund (except for the Money

Market Fund) may invest up to 5% of its total assets in any combination of mortgage-related and or other asset-backed IO, PO, or inverse floater securities. See “Mortgage-Related and Other Asset-Backed Securities” for a discussion of IOs and POs. To the extent permitted by each Fund’s investment objectives and general investment policies, a Fund may invest in RIBs without limitation.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Certain Funds may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose a Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Convertible Securities

Each Fund (except the Money Market Fund) may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible.

A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. A Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.

Equity Securities

While the securities in which certain Funds primarily intend to invest are expected to consist of fixed income securities, such Funds (except for the Total Return and Money Market Funds) may invest in equity securities. While the European StocksPLUS® TR Strategy Fund, Far East (ex-Japan) StocksPLUS® TR Strategy Fund, Fundamental IndexPLUS™, Fundamental IndexPLUS™ TR, International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged), International StocksPLUS® TR Strategy Fund (Unhedged), Japanese StocksPLUS® TR Strategy Fund, Small Cap StocksPLUS® TR Fund, StocksPLUS® Fund, StocksPLUS® Long Duration Fund, StocksPLUS® Municipal-Backed Fund, StocksPLUS® TR Short Strategy Fund, StocksPLUS® Total Return Fund (together, for purposes of this section only, “Equity-Related Funds”) will not normally invest directly in equity securities, each Fund may invest directly in equity securities. Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer.

Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

With respect to the Equity-Related Funds, though the Equity-Related Funds do not normally invest directly in equity securities, when index derivatives appear to be overvalued relative to the index, each such Equity-Related Fund may invest all of its assets in a “basket” of index stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every index stock comprising each Fund’s respective index and the return of the index itself. In such case, PIMCO may employ fundamental analysis of factors such as earnings growth, price to earnings ratio, dividend growth and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the applicable Equity-Related Fund are not limited to those with any particular weighting in the applicable benchmark.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred stock, convertible securities and warrants, which are discussed elsewhere in the Prospectuses and this Statement of Additional Information. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees.

Preferred Stock

Each Fund (except for the Total Return and Money Market Funds) may invest in preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Warrants to Purchase Securities

The Funds may invest in or acquire warrants to purchase equity or fixed income securities. Warrants are instruments that give the holder the right, but not the obligation, to buy a security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

A Fund will not invest more than 5% of its net assets in warrants to purchase securities. Warrants acquired in units or attached to securities will be deemed without value for purposes of this restriction.

Foreign Securities

Each Fund (except for the California Intermediate Municipal Bond, California Short Duration Municipal Income, High Yield Municipal Bond, Long-Term U.S. Government, Low Duration II, Municipal Bond, New York Municipal Bond, Short Duration Municipal Income, StocksPLUS® Municipal-Backed and Total Return II Funds) may invest in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see “Bank Obligations”) and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The GNMA, Money Market and Mortgage-Backed Securities Funds may invest in securities of foreign issuers only if they are U.S. dollar-denominated.

PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

PIMCO generally considers an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In exercising such discretion, PIMCO identifies countries as emerging markets consistent with the strategic objectives of various Funds. For instance, the Emerging Local Bond Fund and Emerging Markets Bond Fund generally will consider a country to be an emerging market country if it is classified as an emerging or developing economy by any supranational organization such as the World Bank or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices. For all other Funds, a country generally will be considered an emerging market country only if: (i) at least one supranational organization has classified it as an emerging or developing economy; and (ii) no other supranational organization has classified the country as a developed country.

The Developing Local Markets, Diversified Income, Emerging Local Bond, Emerging Markets Bond and Floating Income Funds may invest, without limit, in emerging market securities. Each remaining Fund that is permitted to invest in foreign (non-U.S.) securities, except for the Income, Low Duration, Money Market and Short-Term Funds, may invest up to 10% of its total assets in securities based in emerging market countries. The Low Duration and Short-Term Funds may each invest up to 5% of its total assets in such securities and the Income Fund may invest up to 20% of its total assets in such securities.

Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a Fund’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

Each Fund (except for the California Intermediate Municipal Bond, California Short Duration Municipal Income, High Yield Municipal Bond, Long-Term U.S. Government, Low Duration II, Money Market, Municipal Bond, New York Municipal Bond, Short Duration Municipal Income, StocksPLUS® Municipal-Backed and Total Return II Funds) may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

A Fund’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Japanese Investment Risk. Certain Funds (in particular, the Japanese StocksPLUS® TR Strategy Fund) may invest in securities offered by Japanese issuers. The value of such securities may be significantly affected by economic, political and regulatory developments in Japan. Since 1990, and until recently, the Japanese economy has experienced serious difficulties. During that period, the Tokyo Stock Price Index, a measure of the Japanese stock market, had fallen more than 50% since its peak in the 1980s. While Japan’s recent economic performance has shown improvements with positive GDP growth, the Japanese government continues to deal with persistent economic problems, including deflation, a banking system that has suffered from non-performing loans, and tax laws that dampen growth. Other factors having a negative impact include a heavy government budget deficit and low interest rates.

The Japanese economy lacks diversification, relying heavily on a small number of industries, including the electronic machinery sector. Japan is relatively poor in natural resources, and so it is dependent on imports, especially in the agricultural sector. It also relies on international trade to procure commodities needed for its strong heavy industrial sector, and therefore it is vulnerable to fluctuations in commodity prices. Japan has a high volume of exports, partly due to the government’s protectionist policies, which have caused tension with Japan’s trading partners, including the United States.

Generally, Japanese corporations are required to provide less disclosure than that required by U.S. law and accounting practice. Japanese accounting and auditing practices differ significantly from U.S. standards in specific areas, including regarding unconsolidated subsidiaries and related structures.

Foreign Currency Transactions

All Funds that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “Derivative Instruments”), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”). Funds may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. These Funds also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation or “earmarking” of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of each Fund with a view to protecting the outlook, and the Funds might be expected to enter into such contracts under the following circumstances:

Lock In. When PIMCO desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If PIMCO wants to a eliminate substantially all of the risk of owning a particular currency, and/or if PIMCO thinks that a Fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in value of the bond.

Proxy Hedge. PIMCO might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a Fund’s net asset value per share.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if PIMCO’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

Certain Funds may hold a portion of their assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Tax Consequences of Hedging. Under applicable tax law, the Funds may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although the Funds are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging also may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Funds and could affect whether dividends paid by the Funds are classified as capital gains or ordinary income.

Foreign Currency Exchange-Related Securities

Foreign currency warrants. Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal exchange rate linked securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper. Performance indexed paper (“PIPsSM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Borrowing

Except as described below, each Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, a Fund may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Fund’s total assets. A Fund also may borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.

Specifically, provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

As noted below, a Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation or “earmarking” of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Funds. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Global Bond Fund (U.S. Dollar-Hedged) has adopted a non-fundamental investment restriction under which the Fund may not borrow in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) or for extraordinary or emergency purposes. The Total Return Fund has adopted a non-fundamental investment restriction under which the Fund, so long as its shares are being offered in Japan, may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, except for extraordinary or emergency purposes, such as in the case of a merger, amalgamation or the like. Non-fundamental investment restrictions may be changed without shareholder approval.

A Fund may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. With respect to reverse repurchase agreements in which banks are counterparties, the Fund may treat such transactions as bank borrowings, which would be subject to the Fund’s limitations on borrowings. Such treatment would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to one-third of a Fund’s total assets (except the Global Bond Fund (U.S. Dollar-Hedged) and the Total Return Fund).

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

A Fund’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds’ restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.

A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments make on the underlying security pending settlement of the Fund’s repurchase of the underlying security. A Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

Effective November 21, 2005, the All Asset All Authority Fund and the All Asset All Authority Portfolio, a series of the PIMCO Variable Insurance Trust, (individually, a “Borrowing Fund” and collectively, the “Borrowing Funds”) entered into a Revolving Credit and Security Agreement (the “Loan Agreement”) with a conduit lender and a bank which enables the Borrowing Funds to borrow advances up to $150 million, collectively, under a secured borrowing facility (the “Borrowing Facility”) from the conduit lender and if the conduit lender determines not to make any such advances, the bank has agreed to do so, subject to the terms of the Loan Agreement. The Borrowing Facility is administered by Citicorp North America, Inc. (“Citicorp”) pursuant to an exemptive order issued by the SEC to Citicorp, which permits commercial paper and medium-term note conduits to issue promissory notes to fund loans to registered open-end management investment companies, such as the Borrowing Funds.

Advances under the Borrowing Facility are secured by assets of the Borrowing Funds. A Borrowing Fund will have the right to prepay such advances and, provided there is no default with respect to such Borrowing Fund, terminate its participation in the Borrowing Facility at any time upon prior notice to Citicorp. Unless terminated earlier, the Borrowing Facility shall expire (and the advances shall become due) on November 15, 2007 and may, upon the request of the Borrowing Funds or PIMCO and the consent of the lenders, be extended for additional one year terms. For advances funded by the conduit lender through the issuance of commercial paper notes, interest is charged to the Borrowing Funds, based on their borrowings, at current commercial paper issuance rates. For advances not funded through the issuance of commercial paper notes, interest is charged to the Borrowing Funds, based on their borrowings, at a variable rate based on the Eurodollar rate (or, in some cases, an alternate base rate) and an applicable margin. Each Borrowing Fund also pays the following additional fees: (1) its pro-rata share of a $300,000 structuring fee, payable over twenty equal quarterly installments; (2) a program fee at a per annum rate of 0.30% of the daily average of the outstanding principal amount of the advances to such Borrowing Fund; (3) its pro-rata share of a liquidity fee at a per annum rate of 0.10% of the total loan commitment; and (4) an administration fee at a per annum rate of 0.02% of the daily average of the outstanding principal amount of the advances to such Borrowing Fund.

Derivative Instruments

In pursuing their individual objectives, the Funds (except for the Money Market Fund) may, to the extent permitted by their investment objectives and policies, purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of their overall investment strategies, except that those Funds that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures or options. The Funds (except for the California Intermediate Municipal Bond, California Short Duration Municipal Income, High Yield Municipal Bond, GNMA, Long-Term U.S. Government, Low Duration II, Money Market, Mortgage-Backed Securities, Municipal Bond, New York Municipal Bond, Short Duration Municipal Income, StocksPLUS® Municipal-Backed and Total Return II Funds) also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Fund (except for the Money Market Fund) also may enter into swap agreements with respect to interest rates, commodities, and indexes of securities or commodities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Funds may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Fund also may use those instruments, provided that the Board of Trustees determines that their use is consistent with the Fund’s investment objective.

The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. If PIMCO incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.

The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If PIMCO incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. For Funds that gain exposure to an asset class using derivative instruments backed by a collateral portfolio of Fixed Income Instruments, changes in the value of the Fixed Income Instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Options on Securities and Indexes. A Fund may, to the extent specified herein or in the Prospectuses, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in such amount are segregated or “earmarked”) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees. A put option on a security or an index is “covered” if the Fund segregates or “earmarks” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds’ immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Foreign Currency Options. Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. These Funds may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

Each Fund (except for the Money Market Fund) may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities, and security or commodity indexes. To the extent that a Fund may invest in foreign currency-denominated securities, it also may invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. Certain of the Funds also may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.

A Fund may purchase and write call and put futures options, as specified for that Fund in the Prospectuses. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Pursuant to a claim for exemption filed with the Commodity Futures Trading Commission (“CFTC”) on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA. PIMCO is not deemed to be a “commodity pool operator” with respect to its service as investment adviser to the Funds.

Limitations on Use of Futures and Futures Options. A Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds’ immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that are equal to the market value of the futures contract. Alternatively, a Fund may “cover” its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

With respect to futures contracts that are not legally required to “cash settle,” a Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked to market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full market value of the futures contract.

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate or “earmark” assets to cover a Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund’s portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in the Prospectuses.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options and forward contracts. See “Taxation.”

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that a Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of such Fund’s holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on forward currency exchange contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements. Each Fund (except for the Money Market Fund) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent a Fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. A Fund also may enter into options on swap agreements (“swap options”).

A Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Fund’s investment objectives and general investment polices, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

A Fund also may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund (except for the Money Market Fund) may write (sell) and purchase put and call swap options.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most other types of swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of a Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

A Fund also may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on PIMCO’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds’ repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds’ ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transaction may be subject to a Fund’s limitation on investments in illiquid securities.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that PIMCO will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If PIMCO attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. To the extent a Fund invests in these securities, however, PIMCO analyzes these securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.

Hybrid Instruments

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund. Each Fund, except for the CommodityRealReturn Strategy Fund®, will not invest more than 5% of its total assets in hybrid instruments.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Delayed Funding Loans and Revolving Credit Facilities

Each Fund (except for the Money Market and Municipal Funds) may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

A Fund (except for the Money Market and Municipal Funds) may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Funds’ limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate or “earmark” until the settlement date assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated or “earmarked.”

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Short Sales

Each of the Funds, particularly the StocksPLUS® TR Short Strategy Fund, may make short sales of securities as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees. Each Fund will not make short sales of securities or maintain a short position (other than those “against the box”) if doing so could create liabilities or require collateral deposits and segregation or “earmarking” of assets aggregating more than one-third of the value of the Fund’s total assets. This percentage may be varied by action of the Board of Trustees. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Funds will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Illiquid Securities

The Funds may invest up to 15% of their net assets in illiquid securities (10% in the case of the Money Market Fund). The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

The CommodityRealReturn Strategy Fund®’s Subsidiary will also limit its investment in illiquid securities to 15% of its net assets. Furthermore, in applying this illiquid securities restriction to the CommodityRealReturn Strategy Fund®, the Fund’s investment in the Subsidiary is considered to be liquid.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. Each Fund’s performance will continue to reflect the receipt of either interest through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Funds may pay lending fees to the party arranging the loan.

Investments in Underlying Funds

The PIMCO Funds of Funds invest only in Underlying Funds. Please see the “Principal Investments and Strategies” section in the Prospectuses for a description of the asset allocation strategies and general investment policies of each Fund. As noted above, investment decisions made with respect to the PIMCO Funds of Funds and Affiliated Funds of Funds could, under certain circumstances, negatively impact the Underlying Funds.

For instance, the PIMCO Funds of Funds and Affiliated Funds of Funds may purchase and redeem shares of an Underlying Fund as part of a reallocation or rebalancing strategy, which may result in the Underlying Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could increase an Underlying Fund’s transaction costs and accelerate the realization of taxable income if sales of securities resulted in gains. The PIMCO Funds of Funds and PIMCO have adopted asset reallocation guidelines, which are designed to minimize potentially disruptive purchases and redemption activities by the PIMCO Funds of Funds.

Social Investment Policies

The Low Duration Fund III and Total Return Fund III will not, as a matter of non-fundamental operating policy, invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals, military equipment, the operation of gambling casinos or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities (“Socially-Restricted Issuers”). Evaluation of any particular issuer with respect to these criteria may involve the exercise of subjective judgment by PIMCO. PIMCO’s determination of Socially-Restricted Issuers at any given time will, however, be based upon its good faith interpretation of available information and its continuing and reasonable best efforts to obtain and evaluate the most current information available, and to utilize such information, as it becomes available, promptly and expeditiously in portfolio management for the Funds. In making its analysis, PIMCO may rely upon, among other things, information contained in such publications as those produced by the Investor Responsibility Research Center, Inc.

Additionally, the Low Duration Fund III and the Total Return Fund III will not, as a matter of nonfundamental operating policy, invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan (“Sudan-Related Issuers”). In applying the policy noted in the prior sentence, PIMCO will not invest directly in companies who own or control property or assets in Sudan; have employees or facilities in Sudan; provide goods or services to companies domiciled in Sudan; obtain goods or services from Sudan; have distribution agreements with companies domiciled in Sudan; issue credits or loans to companies domiciled in Sudan; or purchase goods or commercial paper issued by the Government of Sudan. In analyzing whether an issuer is a Sudan-Related Issuer, PIMCO may rely upon, among other things, information from a list provided by an independent third party.

The Low Duration Fund III and Total Return Fund III may invest in derivative instruments whose returns are based, in whole or in part, on securities issued by Socially-Restricted Issuers or Sudan-Related Issuers where the counterparties to such transactions are not themselves either Socially-Restricted Issuers or Sudan-Related Issuers. With respect to derivatives based on securities of Socially-Restricted Issuers or Sudan-Related Issuers, including, but not limited to, credit default swaps, the Low Duration Fund III or the Total Return Fund III may be obligated to take possession of the underlying securities in certain circumstances. In such cases, the Low Duration Fund III or the Total Return Fund III, as applicable, will use reasonable efforts to divest themselves of these securities and may incur a loss in doing so.

Because the Low Duration Fund III and the Total Return Fund III adhere to the social investment policies described above, these Funds may be required to forego certain investment opportunities and their associated returns.

Investments in the Wholly-Owned Subsidiary

Investments in the Subsidiary are expected to provide the CommodityRealReturn Strategy Fund® with exposure to the commodity markets within the limitations of the Subchapter M of the Internal Revenue Code and recent IRS revenue rulings, as discussed below under “Taxation.” The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.

It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. Although the Fund may enter into these commodity-linked derivative instruments directly, the Fund will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. To the extent that PIMCO believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market then commodity index-linked notes, the Fund’s investment in the Subsidiary will likely increase. The Subsidiary will also invest in inflation-indexed securities and other Fixed Income Instruments, which are intended to serve as margin or collateral for the Subsidiary’s derivatives position. To the extent that the Fund invests in the Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the applicable Prospectus and this Statement of Additional Information.

While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the applicable Prospectuses and this Statement of Additional Information, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. However, in managing the Subsidiary, PIMCO will be subject to the same fundamental, non-fundamental and certain other investment restrictions that apply to the management of the Fund. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the applicable Prospectuses and this Statement of Additional Information and could negatively affect the Fund and its shareholders.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

Each Fund’s investment objective, except for the All Asset All Authority, California Short Duration Municipal Income, Developing Local Markets, Emerging Local Bond, European StocksPLUS® TR Strategy, Extended Duration, Far East (ex-Japan) StocksPLUS® TR Strategy, Floating Income, Foreign Bond (Unhedged), Fundamental IndexPLUS™, Fundamental IndexPLUS™ TR, Global Bond (U.S. Dollar-Hedged), High Yield Municipal Bond, Income, International StocksPLUS® TR Strategy (Unhedged), International StocksPLUS® TR

Strategy (U.S. Dollar-Hedged), Japanese StocksPLUS® TR Strategy, Long Duration Total Return, RealEstateRealReturn Strategy, Small Cap StocksPLUS® TR, StocksPLUS® Long Duration, StocksPLUS® Municipal-Backed and StocksPLUS® TR Short Strategy Funds, as set forth in the Prospectuses under the heading “Principal Investments and Strategies,” together with the investment restrictions set forth below, is a fundamental policy of the Fund and may not be changed with respect to a Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund.

(1) A Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time (except that the Money Market Fund may concentrate its investments in securities or obligations issued by U.S. banks).

(2) A Fund may not, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer; (This investment restriction is not applicable to the All Asset, All Asset All Authority, California Intermediate Municipal Bond, California Short Duration Municipal Income, CommodityRealReturn Strategy, Developing Local Markets, Emerging Local Bond, Emerging Markets Bond, European StocksPLUS® TR Strategy, Far East (ex-Japan) StocksPLUS® TR Strategy, Foreign Bond (Unhedged), Foreign Bond (U.S. Dollar-Hedged), Global Bond (Unhedged), Global Bond (U.S. Dollar-Hedged), High Yield Municipal Bond, Income, International StocksPLUS® TR Strategy (Unhedged), International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), Japanese StocksPLUS® TR Strategy, New York Municipal Bond Fund, RealEstateRealReturn Strategy, Real Return, Real Return Asset, StocksPLUS® Municipal-Backed and StocksPLUS® TR Short Strategy Funds.) For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Bonds.

(3) A Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4) A Fund may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit a Fund, subject to restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws (This restriction is not applicable to the Global Bond Fund (U.S. Dollar-Hedged), but see non-fundamental restriction “F”).

(5) A Fund may borrow money or issue any senior security, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6) A Fund may make loans, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7) A Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(8) Notwithstanding any other fundamental investment policy or limitation, it is a fundamental policy of each Fund that it may pursue its investment objective by investing in one or more underlying investment companies or vehicles that have substantially similar investment objectives, policies and limitations as the Fund.

(9) The High Yield Municipal Bond, Municipal Bond and Short Duration Municipal Income Funds will invest, under normal circumstances, at least 80% of their assets in investments the income of which is exempt from federal income tax.

(10) The California Intermediate Municipal Bond and California Short Duration Municipal Income Funds will invest, under normal circumstances, at least 80% of their assets in investments the income of which is exempt from both federal income tax and California income tax.

(11) The New York Municipal Bond Fund will invest, under normal circumstances, at least 80% of its assets in investments the income of which is exempt from both federal income tax and New York income tax.

(12) The StocksPLUS® Municipal-Backed Fund will invest, under normal circumstances, at least 80% of its assets in investments the income of which is exempt from federal income tax.

For purposes of Fundamental Investment Restrictions No. 9, 10, 11 and 12, the term “assets,” as defined in Rule 35d-1 under the 1940 Act, means net assets, plus the amount of any borrowings for investment purposes.

Non-Fundamental Investment Restrictions

Each Fund is also subject to the following non-fundamental restrictions and policies (which may be changed by the Trust’s Board of Trustees without shareholder approval) relating to the investment of its assets and activities.

(A) A Fund may not invest more than 15% of its net assets (10% in the case of the Money Market Fund) taken at market value at the time of the investment in “illiquid securities,” which are defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), certain options traded over the counter that a Fund has purchased, securities or other liquid assets being used to cover such options a Fund has written, securities for which market quotations are not readily available, or other securities which legally or in PIMCO’s opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

(B) A Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions.

(C) Each Fund (except for the Money Market Fund) may invest up to 5% of its total assets (taken at market value at the time of investment) in any combination of mortgage-related or other asset-backed interest only, principal only, or inverse floating rate securities.

(D) The Global Bond Fund (U.S. Dollar-Hedged) may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund’s total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes (Such borrowings will be repaid before any additional investments are purchased.); or pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund’s total assets (taken at cost) and then only to secure borrowings permitted above (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances. For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security).

(E) A Fund may not maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectuses and in this Statement of Additional Information.

(F) The Global Bond Fund (U.S. Dollar-Hedged) may not purchase or sell commodities or commodity contracts except that the Fund may purchase and sell financial futures contracts and related options.

(G) In addition, the Trust has adopted the following non-fundamental investment policies that may be changed on 60 days’ notice to shareholders:

(1) The GNMA Fund will invest, under normal circumstances, at least 80% of its assets in GNMA investments.

(2) The Mortgage-Backed Securities Fund will invest, under normal circumstances, at least 80% of its assets in mortgage investments.

(3) The Investment Grade Corporate Bond Fund will invest, under normal circumstances, at least 80% of its assets in investment grade corporate bond investments.

(4) The High Yield Fund will invest, under normal circumstances, at least 80% of its assets in high yield investments.

(5) The Long-Term U.S. Government Fund will invest, under normal circumstances, at least 80% of its assets in U.S. Government investments.

(6) Each of the Global Bond (Unhedged) and Global Bond (U.S. Dollar-Hedged) Funds will invest, under normal circumstances, at least 80% of its assets in bond investments.

(7) Each of the Foreign Bond (Unhedged) and Foreign Bond (U.S. Dollar-Hedged) Funds will invest, under normal circumstances, at least 80% of its assets in foreign bond investments.

(8) The Emerging Markets Bond Fund will invest, under normal circumstances, at least 80% of its assets in emerging market bond investments.

(9) The Convertible Fund will invest, under normal circumstances, at least 80% of its assets in convertible investments.

(10) The Floating Income Fund will invest, under normal circumstances, at least 80% of its assets in investments that effectively enable the Fund to achieve a floating rate of income.

(11) The Developing Local Markets Fund will invest under normal circumstances at least 80% of its assets in currencies of, or Fixed Income Instruments denominated in the currencies of, developing markets.

(12) The Emerging Local Bond Fund will invest under normal circumstances at least 80% of its assets in Fixed Income Instruments denominated in currencies of countries with emerging securities markets.

For purposes of these policies, the term “assets,” as defined in Rule 35d-1 under the 1940 Act, means net assets plus the amount of any borrowings for investment purposes. In addition, for purposes of these policies, investments may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

Currency Hedging. The Trust has adopted a non-fundamental policy pursuant to which each Fund that may invest in securities denominated in foreign currencies, except for the Convertible Fund, Developing Local Markets Fund, Diversified Income Fund, Emerging Local Bond Fund, Emerging Markets Bond Fund, Floating Income Fund, Foreign Bond Fund (Unhedged), Global Bond Fund (Unhedged), Income Fund, and International StocksPLUS® TR Strategy Fund (Unhedged), will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Income Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets. With respect to the fixed income investments of the International StocksPLUS® TR Strategy Fund (Unhedged),

the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. There can be no assurance that currency hedging techniques will be successful.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund (except for the Global Bond Fund (U.S. Dollar-Hedged)), such excess shall be subject to the 300% asset coverage requirement.

To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregating or “earmarking” of assets determined to be liquid in accordance with procedures adopted by the Board of Trustees, equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

The staff of the SEC has taken the position that purchased over-the-counter (“OTC”) options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Funds have adopted an investment policy pursuant to which a Fund will not purchase or sell OTC options if, as a result of such transactions, the sum of: 1) the market value of OTC options currently outstanding which are held by the Fund, 2) the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and 3) margin deposits on the Fund’s existing OTC options on futures contracts, exceeds 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy is not a fundamental policy of the Funds and may be amended by the Board of Trustees without the approval of shareholders. However, the Funds will not change or modify this policy prior to the change or modification by the SEC staff of its position.

For purposes of applying the Funds’ investment policies and restrictions (as stated in the Prospectuses and this Statement of Additional Information) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

The Funds interpret their policy with respect to concentration in a particular industry under Fundamental Investment Restriction 1, above, to apply to direct investments in the securities of issuers in a particular industry, as defined by the Trust. For purposes of this restriction, a foreign government is considered to be an industry. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. Similarly, Municipal Bonds issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies and authorities are not subject to the Funds’ industry concentration restrictions. In the case of privately issued mortgage-related securities, or any asset-backed securities, the Trust takes the position that such securities do not represent interests in any particular “industry” or group of industries.

A Fund may invest in certain derivative instruments which, while representing a relatively small amount of the Fund’s net assets, provide a greater amount of economic exposure to a particular industry. To the extent that a Fund obtains economic exposure to a particular industry in this manner, it may be subject to similar risks of concentration in that industry as if it had invested in the securities of issuers in that industry directly.

The Funds interpret their policy with respect to the purchase and sale of commodities or commodities contracts under Fundamental Investment Restriction 4 above to permit the Funds, subject to each Fund’s investment objectives and general investment policies (as stated in the Prospectuses and elsewhere in this Statement of Additional Information), to invest in commodity futures contracts and options thereon, commodity-related swap agreements, hybrid instruments, and other commodity-related derivative instruments.

The Funds interpret their policies with respect to borrowing and lending to permit such activities as may be lawful for the Funds, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC. Pursuant to an exemptive order issued by the SEC on November 19, 2001, the Funds may enter into transactions among themselves with respect to the investment of daily cash balances of the Funds in shares of the money market and/or short-term bond funds, as well as the use of daily excess cash balances of the money market and/or short-term bond funds in inter-fund lending transactions with the other Funds for temporary cash management purposes. The interest paid by a Fund in such an arrangement will be less than that otherwise payable for an overnight loan, and will be in excess of the overnight rate the money market and/or short-term bond funds could otherwise earn as lender in such a transaction.

Non-Fundamental Operating Policies Relating to the Sale of Shares of the Total Return Fund in Japan

In connection with an offering of Administrative Class shares of the Total Return Fund in Japan, the Trust has adopted the following non-fundamental operating policies (which may be changed by the Trust’s Board of Trustees without shareholder approval) with respect to the Total Return Fund. Non-fundamental policies numbered (1) through (8) will remain in effect only so long as (i) they are required in accordance with standards of the Japanese Securities Dealers Association and (ii) shares of the Total Return Fund are being offered in Japan.

(1) The Trust will not sell shares of the Total Return Fund in Japan except through Allianz Global Investors Distributors LLC.

(2) The Trust has appointed, and will maintain the appointment of, a bank or trust company as the place for safe-keeping of its assets in connection with the Total Return Fund.

(3) The Tokyo District Court shall have the jurisdiction over any and all litigation related to transactions in any class of shares of the Total Return Fund acquired by Japanese investors as required by Article 26, Item 4 of the Rules Concerning Transactions of Foreign Securities of the Japan Securities Dealers Association.

(4) The Total Return Fund may not make short sales of securities or maintain a short position for the account of the Fund unless the total current value of the securities being the subject of the short sales or the short position is equal to or less than the net asset value of the Total Return Fund.

(5) The Total Return Fund may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, except for extraordinary or emergency purposes, such as in the case of a merger, amalgamation or the like.

(6) The Total Return Fund may not acquire more than 50% of the outstanding voting securities of any issuer, if aggregated with the portion of holding in such securities by any and all other mutual funds managed by PIMCO.

(7) The Total Return Fund may not invest more than 15% of its total assets in voting securities privately placed mortgage securities or unlisted voting securities which cannot be readily disposed of. This restriction shall not be applicable to securities determined by PIMCO to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable.

(8) None of the portfolio securities of the Total Return Fund may be purchased from or sold or loaned to any Trustee of the Trust, PIMCO, acting as investment advisor of the Trust, or any affiliate thereof or any of their directors, officers or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of PIMCO, on his own account whether in his own or other name (as well as a nominee’s name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund’s Prospectus and Statement of Additional Information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

(9) For as long as the Total Return Fund offers its shares for sale in Japan, it shall not invest in any stock or equities, and it shall manage its entrusted assets with the purpose of investing in public and company bonds consistent with qualifying as a “public and company bond investment trust” under the Income Tax Law of Japan.

All percentage limitations on investments described in the restrictions relating to the sale of shares in Japan will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. If any violation of the foregoing investment restrictions occurs, the Trust will, promptly after discovery of the violation, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Trust and the only remedy in respect of the violation.

If any of the foregoing standards shall, at any time when shares of the Total Return Fund are being offered for subscription by the Trust in Japan or thereafter, no longer be required in accordance with the standards of the Japanese Securities Dealers Association, then such standards shall no longer apply.

While the Total Return Fund will invest its assets in a manner intended to result in its treatment as a “public and company bond investment trust” for Japanese tax purposes, in the event that this result is not obtained, the Fund and its shareholders could be adversely affected, Japanese individual investors may be subject to capital gains taxes upon redemptions of the Fund’s shares, and Japanese shareholders may not be able to credit U.S. withholding taxes on income from the Fund against Japanese withholding taxes on income from the Fund. Any such tax obligations incurred by Japanese investors are obligations of the Fund’s Japanese shareholders, and not of the Fund or its trustees, officers or non-Japanese investors.

Unless otherwise indicated, all limitations applicable to Fund investments (as stated above and elsewhere in this Statement of Additional Information or in the Prospectuses) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund’s investment portfolio, resulting from market fluctuations or other changes in a Fund’s total assets will not require a Fund to dispose of an investment until PIMCO determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, PIMCO will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

The CommodityRealReturn Strategy Fund®’s Subsidiary will also follow the Fund’s fundamental and non-fundamental investment restrictions, described above, with respect to its investments.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Declaration of Trust, its By-Laws and Massachusetts law, the Board of Trustees has all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Trustees

Name, Age and Position Held with Trust*	Term of Office and Length of Time Served /+/	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
Interested Trustees[1]
Brent R. Harris (47) Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	94	Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns (47) Trustee	11/1997 to present	Consulting Managing Director, PIMCO. Formerly, Managing Director, PIMCO.	95	Trustee, PIMCO Variable Insurance Trust; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (Real Estate Investment Trust).

Independent Trustees

E. Philip Cannon (66) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm). Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).	94	Trustee, PIMCO Variable Insurance Trust; and Director, PCM Fund Inc.

Name, Age and Position Held with Trust*	Term of Office and Length of Time Served /+/	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
Independent Trustees
Vern O. Curtis (73) Trustee	04/1987 to 02/1993 and 02/1995 to present	Private Investor.	94	Trustee, PIMCO Variable Insurance Trust; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc. (Real Estate Investment Trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies). Formerly, Director, Ready Temp (staffing).	94	Trustee, PIMCO Variable Insurance Trust; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	07/1993 to 02/1995 and 08/1995 to present	Private Investor. Formerly, Director, New Century Financial Corporation (mortgage banking).	94	Trustee, PIMCO Variable Insurance Trust; and Director, PCM Fund, Inc.

*	The information for the individuals listed is as of September 1, 2007.
/+/	Trustees serve until their successors are duly elected and qualified.
1	Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

Executive Officers

Name, Age and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Name, Age and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	04/1987 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (44) Senior Vice President	02/1993 to present (since 02/1999 as Senior Vice President)	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	11/1993 to present (since 02/2003 as Senior Vice President)	Chief Executive Officer and Managing Director, PIMCO.

J. Stephen King, Jr. (44) Vice President-Senior Counsel	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (47) Vice President	02/2002 to present	Vice President, PIMCO.

Garlin G. Flynn (61) Secretary	08/1995 to present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway (50) Treasurer	08/1990 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (39) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*	The information for the individuals listed is as of September 1, 2007.

Securities Ownership

Listed below for each Trustee is a dollar range of securities beneficially owned in the Funds together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2006.

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Interested Trustees

R. Wesley Burns	Money Market Fund	Over $100,000	Over $100,000 Over $100,000

Brent R. Harris	Emerging Markets Bond Fund	$1 - $10,000	Over $100,000
	Total Return Fund	$10,001 - $50,000
	CommodityRealReturn Strategy Fund®	Over $1000,00
	Convertible Fund	$10,001 - $50,000
	Floating Income Fund	Over $1000,00
	Real Return Asset Fund	Over $1000,00
	Real Return Fund	Over $1000,00
	Short-Term Fund	Over $1000,00
	Mortgage-Backed Securities Fund	$10,001 - $50,000
	All Asset Fund	Over $1000,00
	StocksPLUS® TR Short Term Strategy	Over $1000,00
	High Yield Municipal Bond Fund	Over $1000,00
	Developing Local Markets Fund	Over $1000,00
Independent Trustees

Marilyn A. Alexander*	All Asset Fund	$10,001 - $50,000	$10,001- $50,000

E. Philip Cannon	All Asset Fund	Over $100,000	Over $100,000
	Fundamental IndexPLUS™ TR Fund	Over $100,000
	International StocksPLUS® TR Fund (U.S. Dollar-Hedged)	Over $100,000
	StocksPLUS® Total Return Fund	$50,001 - $100,000
	Total Return Fund	$50,001 - $100,000

Vern O. Curtis	All Asset Funds	Over $100,000	Over $100,000
	Real Return Fund	Over $100,000

J. Michael Hagan	CommodityRealReturn Strategy Fund®	$50,001 - $100,000	Over $100,000
	Real Return Asset Fund	$50,001 - $100,000
	All Asset All Authority Fund	$50,001 - $100,000

William J. Popejoy	Short-Term Duration Fund	Over $100,000	Over $100,000

*	Ms. Alexander resigned from the Board of Trustees on August 23, 2007.

The table below sets forth, to the best of the Trust’s knowledge, the approximate percentage of applicable classes of Funds owned by the Trust’s officers and Trustees, as a group, as of August 1, 2007:

Fund	Class	Percent Owned
All Asset Fund	Institutional Class	1.83%
CommodityRealReturn Strategy Fund®	Institutional Class	1.16%
High Yield Municipal Bond Fund	Institutional Class	4.18%
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	Class A	1.12%
Short Duration Municipal Income Fund	Class A	1.10%
StocksPLUS® Fund	Institutional Class	20.07%

To the best of the Trust’s knowledge, as of August 1, 2007, the Trustees and Officers of the Trust, as a group, owned less than 1% of the shares of each class of each Fund not listed in the above table.

Trustee Ownership of the Investment Adviser and Principal Underwriter, and Their Control Persons

No independent Trustee (or his or her immediate family members) had any direct or indirect interest, the value of which exceeds $120,000, in the investment adviser, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the investment adviser or the principal underwriter of the Trust (not including registered investment companies). Set forth in the table below is information regarding each independent Trustee’s (and his or her immediate family members’) share ownership in securities of the investment adviser of the Trust, the principal underwriter of the Trust, and any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Trust (not including registered investment companies), as of December 31, 2006.

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Marilyn A. Alexander*	None	None	None	None	None
E. Philip Cannon	None	None	None	None	None
Vern O. Curtis	None	None	None	None	None
J. Michael Hagan	None	None	None	None	None
William J. Popejoy	None	None	None	None	None

*	Ms. Alexander resigned from the Board of Trustees on August 23, 2007.

No independent Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000; (ii) any securities interest in the principal underwriter of the Trust or the investment adviser or their affiliates (other than the Trust); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $120,000, with:

•	the Funds;

•	an officer of the Funds;

•

an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Funds;

•

an officer or an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Funds;

•	the investment adviser or principal underwriter of the Funds;

•	an officer of the investment adviser or principal underwriter of the Funds;

•	a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds.

Standing Committees

The Trust has a standing Audit Committee that consists of all of the independent Trustees (Messrs. Cannon, Curtis, Hagan and Popejoy). The Audit Committee reviews both the audit and non-audit work of the Trust’s independent registered public accounting firm, submits a recommendation to the Board of Trustees as to the selection of an independent registered public accounting firm, and reviews generally the maintenance of the Trust’s records and the safekeeping arrangement of the Trust’s custodian. During the fiscal year ended March 31, 2007, the Audit Committee met 4 times.

The Board of Trustees has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other investments and, as required by the Trust’s valuation policies, when the Board of Trustees is not in session it shall determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board of Trustees. The Valuation Committee currently consists of Messrs. Harris, Burns, Schmider, Hardaway and Brown and Ms. Anctil. However, the members of this committee may be changed by the Board of Trustees from time to time. During the fiscal year ended March 31, 2007, there were 12 meetings of the Valuation Committee.

The Trust also has a Governance Committee, composed of independent Trustees (Messrs. Cannon, Curtis, Hagan and Popejoy), that is responsible for the selection and nomination of candidates to serve as Trustees of the Trust. The Governance Committee has a policy in place for considering nominees recommended by shareholders.

The Governance Committee will consider potential trustee nominees recommended by shareholders provided that the proposed nominees: (i) satisfy any minimum qualifications of the Trust for its Trustees and (ii) are not “interested persons” of the Trust or the investment adviser within the meaning of the 1940 Act.

In addition, potential trustee nominees recommended by shareholders must fulfill the following requirements:

(a) The nominee may not be the nominating shareholder, a member of the nominating shareholder group, or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group;

(b) Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group;

(c) Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group;

(d) The nominee may not be an executive officer or director (or person performing similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group; and

(e) The nominee may not control (as “control” is defined in the 1940 Act) the nominating shareholder or any member of the nominating shareholder group (or in the case of a shareholder or member that is a fund, an interested person of such shareholder or member as defined by Section 2(a)(19) of the 1940 Act).

The nominating shareholder or shareholder group must meet the following requirements:

(a) Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a series of the Trust’s securities that are eligible to vote at the time of submission of the nominee and at the time of the annual meeting where the nominee may be elected. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short”; and

(b) The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares. In addition, the certification shall provide that the shares have been held continuously for at least two years.

A nominating shareholder or shareholder group may not submit more proposed nominees than the number of Board positions open each year. All shareholder recommended nominee submissions must be received by the Trust by the deadline for submission of any shareholder proposals which would be included in the Trust’s proxy statement, if any.

Shareholders recommending potential trustee nominees must substantiate compliance with these requirements at the time of submitting their proposed trustee nominee to the attention of the Trust’s Secretary. Notice to the Trust’s Secretary should be provided in accordance with the deadline specified above and include, (i) the shareholder’s contact information; (ii) the trustee nominee’s contact information and the number of shares owned by the proposed nominee; (iii) all information regarding the proposed nominee that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Exchange Act of 1934, as amended (“1934 Act”); and (iv) a notarized letter executed by the proposed nominee, stating his or her intention to serve as a nominee and be named in the Trust’s proxy statement, if nominated by the Board of Trustees, to be named as a trustee if so elected.

During the fiscal year ended March 31, 2007, there were 3 meetings of the Governance Committee.

Compensation Table

The following table sets forth information regarding compensation received by the Trustees for the fiscal year ended March 31, 2007.

Name and Position	Aggregate Compensation from Trust[1,2]	Total Compensation from Trust and Fund Complex Paid to Trustees[3]
Marilyn A. Alexander, Trustee[4]	$15,500	$70,250
E. Philip Cannon, Trustee	$103,500	$141,750
Vern O. Curtis, Trustee	$111,000	$151,750
J. Michael Hagan, Trustee	$103,500	$141,750
William J. Popejoy, Trustee	$99,000	$133,750

1	During the Trust’s fiscal year ended March 31, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $80,000 plus $5,000 for each Board of Trustees meeting attended ($1,000 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $7,500 and the Governance Committee Chairman received an annual retainer of $1,500. In addition, each member of a committee received $500 for each committee meeting attended. Effective April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $100,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,000 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $15,000 and each other committee chair will receive an additional annual retainer of $1,500.
2	The amounts shown in this column represent the aggregate compensation before deferral with respect to the Trust’s fiscal year ended March 31, 2007. Mr. Cannon deferred compensation of $103,500 from the Trust during the fiscal year ended March 31, 2007. The cumulative deferred compensation (including interest) accrued with respect to Mr. Cannon, from the Trust, as of the Trust’s fiscal year ended March 31, 2007 is $697,628.14.
3	During the period ended March 31, 2007, each Trustee also serves as a Director of PCM Fund, Inc., a registered closed-end management investment company, and as a Trustee of PIMCO Variable Insurance Trust, a registered open-end management investment company. For their services to PCM Fund, Inc., each Director, who is unaffiliated with PIMCO or its affiliates, received an annual retainer of $6,000 plus $1,000 for each Board of Directors meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,000 and the Governance Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $250 for each committee meeting attended. Effective April 1, 2007, each Director, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $6,000, plus $1,000 for each Board of Directors meeting attended in person, $250 for each committee meeting attended and $500 for each Board of Directors meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $1,000 and each other committee chair will receive an additional annual retainer of $500. For their services to PIMCO Variable Insurance Trust, each Trustee, who is unaffiliated with PIMCO or its affiliates, received an annual retainer of $15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance Committee Chairman received an annual retainer of $500. In addition, each member of a committee receives $500 for each committee meeting attended. Effective April 1, 2007, each Trustee, who is unaffiliated with PIMCO or its affiliates, will receive an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $2,000 and each other committee chair will receive an additional annual retainer of $500.
4	Ms. Alexander resigned from the Board of Trustees on August 23, 2007.

Investment Adviser

PIMCO, a Delaware limited liability company, serves as investment adviser to the Funds pursuant to an investment advisory contract (“Advisory Contract”) between PIMCO and the Trust. PIMCO also serves as investment adviser to the Subsidiary. PIMCO is a majority owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global Investors”) with a minority interest held by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. Allianz Global Investors was organized as a limited partnership under Delaware law in 1987. Allianz Global Investors’ sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company with one member, Allianz Global Investors U.S. Holding LLC, a Delaware limited liability company. The sole member of Allianz Global Investors U.S. Holding LLC is Allianz Global Investors of America LLC, a Delaware limited liability company. Allianz Global Investors of America LLC has two members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz Global Investors of America Holdings Inc., a Delaware corporation which owns a 0.1% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz SE. Allianz Global Investors of America Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft. Allianz Global Investors Aktiengesellschaft is owned 25.53% by Allianz-Argos 6 Vermogensverwaltungsgesellschaft mbH and 74.47% by Allianz SE. Allianz-Argos 6 Vermogensverwaltungsgesellschaft mbH is wholly-owned by Allianz Finanzbeteiligungs GmbH which is wholly owned by Allianz SE. Allianz SE indirectly holds a controlling interest in Allianz Global Investors. Allianz SE is a European-based, multinational insurance and financial services holding company and a publicly traded German company. The address for Allianz-Paclife Partners LLC, Allianz Global Investors U.S. Holding LLC, Allianz Global Investors of America LLC and Allianz Global Investors of America Holding Inc. is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. The address for Allianz Global Investors Aktiengesellschaft is Nymphenburger Strasse 112-116, 80636, Munich, Germany. Allianz SE’s address is Koeniginstrasse 28, D-80802, Munich, Germany. Allianz Global Investors’ address is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660.

PIMCO has engaged Research Affiliates, LLC (“Research Affiliates”), a California limited liability company, to serve as asset allocation sub-adviser to the All Asset Fund and All Asset All Authority Fund pursuant to separate asset allocation sub-advisory agreements (“Asset Allocation Sub-Advisory Agreements”) and as sub-adviser to the Fundamental IndexPLUS™ and Fundamental IndexPLUS™ TR Funds pursuant to a sub-advisory agreement (“Sub-Advisory Agreement”). Research Affiliates was organized in March 2002 and is located at 155 North Lake Avenue, Suite 900, Pasadena, California 91101.

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. PIMCO had approximately $692 billion of assets under management as of June 30, 2007.

Allianz SE is a European based, multinational insurance and financial services holding company and a publicly traded German company. As of December 31, 2006, the Allianz Group (including PIMCO) had third-party assets under management of over €722 billion.

The general partner of Allianz Global Investors has substantially delegated its management and control of Allianz Global Investors to a Management Board. The Management Board of Allianz Global Investors is comprised of William S. Thompson, Jr. and John C. Maney.

Allianz SE owns more than 95% of Dresdner Bank AG. Certain broker-dealers that might be controlled by or affiliated with these entities or Dresdner Bank AG, such as Dresdner Kleinwort Securities LLC, and Dresdner Kleinwort Benson, may be considered to be affiliated persons of PIMCO. (Broker-dealer affiliates of such significant institutional shareholders are sometimes referred to herein as “Affiliated Brokers.”) Absent an SEC exemption or other relief, the Funds generally are precluded from effecting principal transactions with the Affiliated Brokers, and the Funds’ ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, the Funds’ ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. PIMCO does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability to provide services to the Funds, the Funds’ ability to take advantage of market opportunities, or the Funds’ overall performance.

Advisory Agreements

PIMCO is responsible for making investment decisions and placing orders for the purchase and sale of the Trust’s investments directly with the issuers or with brokers or dealers selected by it in its discretion. See “Portfolio Transactions and Brokerage,” below. PIMCO also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of each Fund.

Under the terms of the Advisory Contract, PIMCO is obligated to manage the Funds in accordance with applicable laws and regulations. The investment advisory services of PIMCO to the Trust are not exclusive under the terms of the Advisory Contract. PIMCO is free to, and does, render investment advisory services to others.

Following the expiration of the two year period commencing with the effectiveness of the Advisory Contract, it will continue in effect on a yearly basis provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees and (ii) by a majority of the independent Trustees. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by PIMCO, on 60 days’ written notice by either party to the contract and will terminate automatically if assigned.

As discussed in “Investment Objectives and Policies” above, the CommodityRealReturn Strategy Fund® may pursue its investment objective by investing in its Subsidiary. The Subsidiary has entered into a separate contract with PIMCO whereby PIMCO provides investment advisory and other services to the Subsidiary (the “Subsidiary Advisory Contract”). In consideration of these services, the Subsidiary pays PIMCO a management fee and administration fee at the annual rates of 0.49% and 0.20%, respectively. PIMCO has contractually agreed to waive the advisory fee and the administration fee it receives from the CommodityRealReturn Strategy Fund® in an amount equal to the advisory fee and administration fee, respectively, paid to PIMCO by the Subsidiary. This waiver may not be terminated by PIMCO, and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.

The Subsidiary Advisory Contract will continue in effect until terminated. The Subsidiary Contract is terminable by either party, without penalty, on 60 days’ prior written notice, and shall terminate automatically in the event (i) it is “assigned” by PIMCO (as defined in the Investment Advisers Act of 1940, as amended (the “Advisers Act”)); or (ii) the Advisory Contract between the Trust, acting for and on behalf of the CommodityRealReturn Strategy Fund®, and PIMCO is terminated.

PIMCO employs Research Affiliates to provide asset allocation services to the All Asset Fund and All Asset All Authority Fund pursuant to separate Asset Allocation Sub-Advisory Agreements. Under each Asset Allocation Sub-Advisory Agreement, Research Affiliates is responsible for recommending how the assets of the Funds are allocated and reallocated from time to time among the Underlying Funds. For services provided to the All Asset Fund and All Asset All Authority Fund, PIMCO (not the Trust) pays a fee to Research Affiliates at an annual rate of 0.175% and 0.20%, respectively, of the average daily net assets of the Funds. The Funds also indirectly pay a proportionate share of the advisory fees paid to PIMCO by the Underlying Funds in which the Funds invest. Research Affiliates is not compensated directly by the All Asset Fund or All Asset All Authority Fund. Under the terms of each Asset Allocation Sub-Advisory Agreement, Research Affiliates is obligated to sub-advise the All Asset and All Asset All Authority Funds in accordance with applicable laws and regulations.

Each Asset Allocation Sub-Advisory Agreement will continue in effect with respect to the All Asset Fund and the All Asset All Authority Funds, respectively, for two years from its respective effective date, and thereafter on a yearly basis provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees and (ii) by a majority of the independent Trustees. Each Asset Allocation Sub-Advisory Agreement may be terminated without penalty by vote of the Trustees or its shareholders, or by PIMCO, on 60 days’ written notice by either party to the contract and will terminate automatically if assigned. If Research Affiliates ceases to serve as sub-advisor of the Funds, PIMCO will either assume full responsibility therefor, or retain a new asset allocation sub-adviser, subject to the approval of the Board of Trustees and, if required, the Fund’s shareholders.

PIMCO also employs Research Affiliates to provide sub-advisory services to the Fundamental IndexPLUS™ Fund and Fundamental IndexPLUS™ TR Fund pursuant to a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, Research Affiliates is responsible for providing, subject to the supervision of PIMCO, investment advisory services in connection with the Funds’ use of Enhanced RAFI™ 1000 derivatives. More specifically, Research Affiliates will provide to the Funds’ swap counterparties model portfolios of Enhanced RAFI™ 1000 securities so that the counterparties can provide total return swaps based on Enhanced RAFI™ 1000 to the Funds. For services provided to the Fundamental IndexPLUS™ Fund and Fundamental IndexPLUS™ TR Fund, PIMCO (not the Trust) pays fees to Research Affiliates at the annual rate of 0.12% of each Fund’s average daily net assets. Research Affiliates is not compensated directly by the Funds. If any investment company that is sponsored by PIMCO and sub-advised by Research Affiliates, including, without limitation, the PIMCO Funds of Funds (the “PIMCO Sponsored Funds”), invests in either the Fundamental IndexPLUS™ or Fundamental IndexPLUS™ TR Fund, Research Affiliates will waive any fee to which it would be entitled under the Sub-Advisory Agreement with respect to any assets of the PIMCO Sponsored Fund invested in such Fund.

Under the terms of the Sub-Advisory Agreement, Research Affiliates is obligated to provide advice to the Fundamental IndexPLUS™ and Fundamental IndexPLUS™ TR Funds in accordance with applicable laws and regulations. The Sub-Advisory Agreement will continue in effect with respect to the Fundamental IndexPLUS™ Fund and the Fundamental IndexPLUS™ TR Fund for two years from its effective date, and thereafter on a yearly basis provided such continuance is approved annually with respect to each such Fund (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees and (ii) by a majority of the independent Trustees. The Sub-Advisory Agreement may be terminated, without penalty, with respect to either such Fund by: (i) a vote of the majority of such Fund’s outstanding voting securities; (ii) a vote of a majority of the Board of Trustees upon 60 days’ written notice; (iii) PIMCO upon 60 days’ written notice; or (iv) Research Affiliates upon 60 days’ written notice. The Sub-Advisory Agreement will terminate automatically in the event of its assignment.

Advisory Fee Rates

Each Fund either currently pays, or will pay, a monthly investment advisory fee at an annual rate based on average daily net assets of the Funds as follows:

Fund	Advisory Fee Rate
Money Market Fund	0.12%
All Asset Fund	0.175%
All Asset All Authority, California Short Duration Municipal Income and Short Duration Municipal Income Funds	0.20%
California Intermediate Municipal Bond, Long-Term U.S. Government, Municipal Bond and New York Municipal Bond Funds	0.225%
Floating Income and High Yield Municipal Bond Funds	0.30%
StocksPLUS® Municipal-Backed Fund	0.34%

Fund	Advisory Fee Rate
StocksPLUS® Long Duration and Real Return Asset Funds	0.35%
StocksPLUS® Total Return and International StocksPLUS® TR Strategy (Unhedged) Funds	0.39%
Convertible Fund	0.40%
StocksPLUS® TR Short Strategy, and Small Cap StocksPLUS® TR Funds	0.44%
Developing Local Markets, Diversified Income, Emerging Local Bond, Emerging Markets Bond, European StocksPLUS® TR Strategy, Far East (ex-Japan) StocksPLUS® TR Strategy, Fundamental IndexPLUS™ Funds, International StocksPLUS® TR Strategy (U.S. Dollar-Hedged) and Japanese StocksPLUS® TR Strategy Funds	0.45%
CommodityRealReturn Strategy and RealEstateRealReturn Strategy Funds	0.49%
Fundamental IndexPLUS™ TR Fund	0.54%
All other Funds	0.25%

Advisory Fee Payments

The advisory fees paid by each Fund that was operational during the fiscal years ended March 31, 2007, 2006 and 2005 was as follows:

Fund	Year Ended 3/31/07	Year Ended 3/31/06	Year Ended 3/31/05
All Asset Fund	$22,290,719	$17,548,047	$7,056,517
All Asset All Authority Fund	1,652,720	972,549	209,109
California Intermediate Municipal Bond Fund	319,703	316,044	315,054
California Short Duration Municipal Income Fund	4,010	N/A	N/A
CommodityRealReturn Strategy Fund®	60,269,001	52,270,808	27,290,769
Convertible Fund	220,572	209,564	126,228
Developing Local Markets Fund	13,282,900	3,077,086	N/A
Diversified Income Fund	8,120,779	6,082,765	4,000,253
Emerging Local Bond Fund	279,454	N/A	N/A
Emerging Markets Bond Fund	11,516,250	12,294,289	7,359,571
European StocksPLUS® TR Strategy Fund	64,678	31,222	38,616
Extended Duration Fund	4,505	N/A	N/A
Far East (ex-Japan) StocksPLUS® TR Strategy Fund	131,195	68,232	36,229
Floating Income Fund	9,498,669	4,064,139	692,975
Foreign Bond Fund (U.S. Dollar-Hedged)	6,075,892	5,800,392	4,078,372
Foreign Bond Fund (Unhedged)	4,707,395	3,445,710	899,041
Fundamental IndexPLUS™ Fund	1,066,581	176,311	N/A
Fundamental IndexPLUS™ TR Fund	2,447,223	1,306,208	N/A
Global Bond Fund (U.S. Dollar-Hedged)	511,419	508,927	437,804
Global Bond Fund (Unhedged)	2,348,819	3,229,610	2,438,677
GNMA Fund	653,704	975,491	1,206,106
High Yield Fund	17,861,758	17,617,916	17,548,895
High Yield Municipal Bond	30,579	N/A	N/A
Income Fund	0	N/A	N/A
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	3,277,933	1,280,051	969,596
International StocksPLUS® TR Strategy Fund (Unhedged)	79,251	N/A	N/A
Investment Grade Corporate Bond Fund	154,281	110,245	78,318
Japanese StocksPLUS® TR Strategy Fund	248,350	100,313	36,485
Long Duration Total Return Fund	5,026	N/A	N/A
Long-Term U.S. Government Fund	3,563,177	4,075,339	1,847,560

Fund	Year Ended 3/31/07	Year Ended 3/31/06	Year Ended 3/31/05
Low Duration Fund	$27,713,735	$33,160,882	$35,842,133
Low Duration Fund II	894,833	1,391,516	1,537,949
Low Duration Fund III	280,883	269,537	257,149
Moderate Duration Fund	4,169,294	5,054,785	4,462,453
Money Market Fund	455,666	424,597	577,918
Mortgage-Backed Securities Fund	1,114,746	1,452,870	725,701
Municipal Bond Fund	944,324	821,182	843,676
New York Municipal Bond Fund	97,433	63,294	50,411
Real Return Asset Fund	9,575,768	4,796,876	1,289,543
Real Return Fund	33,574,300	37,205,765	30,324,752
RealEstateRealReturn Strategy Fund	1,173,285	2,976,043	1,516,332
Short Duration Municipal Income Fund	643,010	670,663	914,485
Short-Term Fund	9,077,989	10,398,510	11,282,052
Small Cap StocksPLUS® TR Fund	27,792	N/A	N/A
StocksPLUS® Fund	3,219,352	4,491,089	6,937,358
StocksPLUS® Total Return Fund	1,370,250	1,391,460	2,184,023
StocksPLUS® TR Short Strategy Fund	756,807	294,474	18,563
Total Return Fund	242,621,878	222,663,756	191,622,261
Total Return Fund II	5,236,554	5,695,386	6,140,575
Total Return Fund III	4,728,039	4,336,547	3,523,535

Advisory Fees Waived and Recouped

PIMCO has contractually agreed, for the All Asset Fund and All Asset All Authority Fund, to reduce its advisory fee to the extent that the Underlying Fund Expenses attributable to advisory and administrative fees exceed certain amounts of the total assets each Fund has invested in Underlying Funds. PIMCO may recoup these waived fees in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. In addition, PIMCO has contractually agreed to reduce total annual fund operating expenses for certain Funds by waiving a portion of its advisory fee, which cannot be recouped. PIMCO also has contractually agreed to waive the advisory fee it receives from the CommodityRealReturn Strategy Fund® in an amount equal to the advisory fee paid to PIMCO by the Subsidiary, which cannot be recouped. Advisory fees waived during the fiscal years ended March 31, 2007, 2006 and 2005 were as follows:

Fund	Year Ended 3/31/07	Year Ended 3/31/06	Year Ended 3/31/05
All Asset Fund	$139,105	$551,237	$1,474,274
All Asset All Authority Fund	0	0	48
CommodityRealReturn Strategy Fund®	1,250,158	0	0
Fundamental IndexPLUSTM Fund	135,735	19,601	0
Fundamental IndexPLUSTM TR Fund	257,495	117,898	0

Previously waived advisory fees recouped during the fiscal years ended March 31, 2007, 2006 and 2005 were as follows:

Fund	Year Ended 3/31/07	Year Ended 3/31/06	Year Ended 3/31/05
All Asset Fund	$13,385	$299,198	$0
All Asset All Authority Fund	0	0	1,084

Sub-Advisory Fee Payments

PIMCO paid the following fees to Research Affiliates in connection with the Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreement during the fiscal years ended March 31, 2007, 2006 and 2005:

Fund	Year Ended 3/31/07	Year Ended 3/31/06	Year Ended 3/31/05
All Asset Fund	$22,290,719	$17,548,047	$7,056,517
All Asset All Authority Fund	1,652,720	972,549	209,109
Fundamental IndexPLUS™ Fund	23,923	N/A	N/A
Fundamental IndexPLUS™ TR Fund	29,913	N/A	N/A

Proxy Voting Policies and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of the Funds, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Funds and their shareholders. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and the Funds. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of the Funds. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the Funds’ best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the Board of Trustees; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting to the Board of Trustees that the Fund engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling the Trust at 1-866-746-2606, on the Trust’s website at http://www.pimco-funds.com, on the Distributor’s website at http://www.allianzinvestors.com, and on the SEC’s website at http://www.sec.gov.

Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Funds are available by calling the Trust at 1-866-746-2606, on the Trust’s website at http://www.pimco-funds.com and on the Distributor’s website at http://www.allianzinvestors.com.

Fund Administrator

PIMCO also serves as Administrator to the Funds pursuant to an administration agreement (the “Administration Agreement”) with the Trust. PIMCO provides the Funds with certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other Fund service providers. PIMCO may in turn use the facilities or assistance of its affiliates to provide certain services under the Administration Agreement, on terms agreed between PIMCO and such affiliates. The administrative services provided by PIMCO include but are not limited to: (1) shareholder servicing functions, including preparation of shareholder reports and communications, (2) regulatory compliance, such as reports and filings with the SEC and state securities commissions, and (3) general supervision of the operations of the Funds, including coordination of the services performed by the Funds’ transfer agent, custodian, legal counsel, independent registered public accounting firm, and others. PIMCO (or an affiliate of PIMCO) also furnishes the Funds with office space facilities required for conducting the business of the Funds, and pays the compensation of those officers, employees and Trustees of the Trust affiliated with PIMCO. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Funds, and is responsible for the costs of registration of the Trust’s shares and the printing of Prospectuses and shareholder reports for current shareholders.

Administrative Fee Rates

PIMCO has contractually agreed to provide the foregoing services, and to bear these expenses, at the following rates for each class of each Fund (each expressed as a percentage of the Fund’s average daily net assets attributable to its classes of shares on an annual basis):

Fund	Institutional and Administrative Class	Class A, B and C	Class D*	Class R
All Asset Fund	0.05%	0.40%	0.65%	0.45%
All Asset All Authority Fund	0.05%	0.40%	0.65%	N/A
California Intermediate Municipal Bond Fund	0.22%	0.30%	0.55%	N/A
California Short Duration Municipal Income Fund	0.15%	0.30%	0.55%	N/A
CommodityRealReturn Strategy Fund®	0.25%	0.50%	0.75%	N/A
Convertible Fund	0.25%	N/A	N/A	N/A
Developing Local Markets Fund	0.40%	0.55%	0.80%	N/A
Diversified Income Fund	0.30%	0.45%	0.70%	N/A
Emerging Local Bond Fund	0.50%	0.65%	0.90%	N/A
Emerging Markets Bond Fund	0.40%	0.55%	0.80%	N/A
European StocksPLUS® TR Strategy Fund	0.30%	N/A	N/A	N/A
Extended Duration Fund	0.25%	N/A	N/A	N/A
Far East (ex-Japan) StocksPLUS® TR Strategy Fund	0.30%	N/A	N/A	N/A
Floating Income Fund	0.25%	0.40%	0.65%	N/A
Foreign Bond Fund (Unhedged)	0.25%	0.45%	0.70%	N/A
Foreign Bond Fund (U.S. Dollar-Hedged)	0.25%	0.45%	0.70%	0.45%
Fundamental IndexPLUS™ Fund	0.25%	N/A	0.65%	N/A
Fundamental IndexPLUS™ TR Funds	0.25%	0.40%	0.65%	N/A
Global Bond Fund (Unhedged)	0.30%	N/A	N/A	N/A
Global Bond Fund (U.S. Dollar-Hedged)	0.30%	0.45%	N/A	N/A
GNMA Fund	0.25%	0.40%	0.65%	N/A
High Yield Fund	0.25%	0.40%	0.65%	0.40%
High Yield Municipal Bond Fund	0.25%	0.30%	0.55%	N/A
Income Fund	0.20%	0.40%	0.65%	0.40%

Fund	Institutional and Administrative Class	Class A, B and C	Class D*	Class R
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	0.25%	0.40%	0.65%	N/A
International StocksPLUS® TR Strategy Fund (Unhedged)	0.25%	0.40%	0.40%	N/A
Investment Grade Corporate Bond Fund	0.25%	0.40%	0.65%	N/A
Japanese StocksPLUS® TR Strategy Fund	0.30%	N/A	N/A	N/A
Long Duration Total Return Fund	0.25%	N/A	N/A	N/A
Long-Term U.S. Government Fund	0.25%	0.40%	N/A	N/A
Low Duration Fund	0.18%	0.35%	0.50%	0.35%
Low Duration Fund II	0.25%	N/A	N/A	N/A
Low Duration Fund III	0.25%	N/A	N/A	N/A
Moderate Duration Fund	0.20%	N/A	N/A	N/A
Money Market Fund	0.20%	0.35%	N/A	N/A
Mortgage-Backed Securities Fund	0.25%	0.40%	0.65%	N/A
Municipal Bond Fund	0.24%	0.30%	0.55%	N/A
New York Municipal Bond Fund	0.22%	0.30%	0.55%	N/A
Real Return Fund	0.20%	0.40%	0.65%	0.40%
Real Return Asset Fund	0.25%	N/A	N/A	N/A
RealEstateRealReturn Strategy Fund	0.25%	0.45%	0.70%	N/A
Short Duration Municipal Income Fund	0.15%	0.30%	0.55%	N/A
Short-Term Fund	0.20%	0.30%	0.50%	0.30%
Small Cap StocksPLUS® TR Fund	0.25%	0.40%	0.65%	N/A
StocksPLUS® Fund	0.25%	0.40%	0.65%	0.40%
StocksPLUS® Long Duration Fund	0.24%	N/A	N/A	N/A
StocksPLUS® Municipal-Backed Fund	0.25%	N/A	N/A	N/A
StocksPLUS® TR Short Strategy Fund	0.25%	0.40%	0.65%	N/A
StocksPLUS® Total Return Fund	0.25%	0.40%	0.65%	N/A
Total Return Fund	0.18%	0.40%	0.50%	0.40%
Total Return Fund II	0.25%	N/A	N/A	N/A
Total Return Fund III	0.25%	N/A	N/A	N/A

*	As described below, the Administration Agreement includes a plan adopted under Rule 12b-1 which provides for the payment of up to 0.25% of the Class D Administrative Fee rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

Except for the expenses paid by PIMCO, the Trust bears all costs of its operations. The Funds are responsible for: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares (“class-specific expenses”).

Class-specific expenses include distribution and service fees payable with respect to different classes of shares and administrative fees as described above, and may include certain other expenses as permitted by the Trust’s Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act and subject to review and approval by the Trustees.

The Administration Agreement may be terminated by the Trustees, or by a vote of a majority of the outstanding voting securities of the Trust, Fund or Class as applicable, at any time on 60 days’ written notice. Following the expiration of the one-year period commencing with the effectiveness of the Administration Agreement, it may be terminated by PIMCO, also on 60 days’ written notice.

The All Asset and All Asset All Authority Funds indirectly pay a proportionate share of the administrative fees paid to PIMCO by the Underlying Funds in which they invest.

The Administration Agreement is subject to annual approval by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (as that term is defined in the 1940 Act). The current Administration Agreement, dated May 5, 2000, as supplemented from time to time, was approved by the Board of Trustees, including all of the independent Trustees at a meeting held on August 14, 2006. In approving the Administration Agreement, the Trustees determined that: (1) the Administration Agreement is in the best interests of the Funds and their shareholders; (2) the services to be performed under the Agreement are services required for the operation of the Funds; (3) PIMCO is able to provide, or to procure, services for the Funds which are at least equal in nature and quality to services that could be provided by others; and (4) the fees to be charged pursuant to the Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

Under the Administration Agreement, the Administrator or an affiliate may pay financial service firms a portion of the Class D administration fees in return for the firms’ services (normally not to exceed an annual rate of 0.35% of a Fund’s average daily net assets attributable to Class D shares purchased through such firms). The Administration Agreement includes a plan specific to Class D shares that has been adopted in conformity with the requirements set forth under Rule 12b-1 of the 1940 Act to allow for payment of up to 0.25% per annum of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution and marketing of Class D shares and/or the provision of shareholder services. See “Distribution of Trust Shares—Plan for Class D Shares.”

Administrative Fee Payments

The administrative fees paid by each Fund that was operational during the fiscal years ended March 31, 2007, 2006 and 2005 were as follows:

Fund	Year Ended 3/31/07	Year Ended 3/31/06	Year Ended 3/31/05
All Asset Fund	$18,789,686	$16,461,473	$6,968,222
All Asset All Authority Fund	1,787,075	616,562	41,822
California Intermediate Municipal Bond Fund	368,935	355,369	354,017
California Short Duration Municipal Income Fund	3,422	N/A	N/A
CommodityRealReturn Strategy Fund®	43,010,296	40,254,714	21,704,804
Convertible Fund	137,850	130,977	78,888
Developing Local Markets Fund	12,468,146	2,953,568	N/A
Diversified Income Fund	5,813,790	4,333,868	2,821,799
Emerging Local Bond Fund	310,504	N/A	N/A
Emerging Markets Bond Fund	11,402,703	12,106,105	7,445,907
European StocksPLUS® TR Strategy Fund	36,284	17,030	21,065
Extended Duration Fund	4,505	N/A	N/A
Far East (ex-Japan) StocksPLUS® TR Strategy Fund	74,129	37,217	19,761
Floating Income Fund	8,690,469	3,836,796	689,533
Foreign Bond Fund (U.S. Dollar-Hedged)	7,316,615	7,259,658	5,310,096
Foreign Bond Fund (Unhedged)	5,663,102	4,221,686	1,079,261

Fund	Year Ended 3/31/07	Year Ended 3/31/06	Year Ended 3/31/05
Fundamental IndexPLUS™ Fund	$666,617	$110,194	$	N/A
Fundamental IndexPLUS™ TR Fund	1,327,690	684,564		N/A
Global Bond Fund (Unhedged)	2,818,583	3,875,532		2,926,413
Global Bond Fund (U.S. Dollar-Hedged)	679,451	689,675		613,534
GNMA Fund	862,407	1,220,378		1,490,637
High Yield Fund	21,488,478	21,837,688		22,509,878
High Yield Municipal Bond Fund	33,343	N/A		N/A
Income Fund	0	N/A		N/A
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	1,936,755	743,731		538,475
International StocksPLUS® TR Strategy Fund (Unhedged)	45,125	N/A		N/A
Investment Grade Corporate Bond Fund	197,828	129,604		79,951
Japanese StocksPLUS® TR Strategy Fund	140,738	54,716		19,901
Long Duration Total Return Fund	5,026	N/A		N/A
Long-Term U.S. Government Fund	4,307,861	4,711,163		2,207,737
Low Duration Fund	23,787,439	30,028,291		34,327,416
Low Duration Fund II	894,833	1,391,516		1,537,949
Low Duration Fund III	280,883	269,537		257,149
Moderate Duration Fund	3,335,435	4,043,828		3,569,963
Money Market Fund	1,044,016	1,023,751		1,304,375
Mortgage-Backed Securities Fund	1,386,755	1,716,920		982,678
Municipal Bond Fund	1,239,686	1,049,958		1,071,967
New York Municipal Bond Fund	128,308	87,616		72,253
Real Return Asset Fund	6,839,834	3,426,340		866,930
Real Return Fund	40,724,958	46,817,117		38,887,729
RealEstateRealReturn Strategy Fund	773,956	1,693,319		862,299
Short Duration Municipal Income Fund	711,306	822,864		1,425,064
Short-Term Fund	7,768,097	9,078,853		10,895,110
Small Cap StocksPLUS® TR Fund	14,372	N/A		N/A
StocksPLUS® Fund	2,921,878	3,541,928		4,955,167
StocksPLUS® TR Short Strategy Fund	386,615	150,242		9,471
StocksPLUS® Total Return Fund	875,725	868,954		1,260,711
Total Return Fund	210,833,796	194,066,030		169,442,452
Total Return Fund II	5,236,768	5,695,387		6,140,575
Total Return Fund III	4,728,043	4,336,547		3,523,535

Administrative Fees Waived and Recouped

PIMCO has contractually agreed to reduce total annual fund operating expenses for certain Funds by waiving a portion of its administrative fee or reimbursing such Funds, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ fees, the sum of such Fund’s advisory fee (prior to the application of any applicable advisory fee waiver), distribution and service fees, as applicable, administrative fees (prior to the application of any applicable administrative fee waiver) and other expenses borne by such Fund not covered by the administrative fee as described above (other than organizational expenses and pro rata Trustees’ fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. PIMCO also has contractually agreed for the High Yield Municipal Bond Fund’s current fiscal year to waive a portion of its administrative fee equal to 0.15% of the average daily net assets attributable in the aggregate to the Fund’s Class A, Class C and Class D shares, which cannot be recouped. In addition, PIMCO has contractually agreed to waive the administrative fee it receives from the CommodityRealReturn Strategy Fund® in an amount equal to the administrative fee paid to PIMCO by the Subsidiary, which cannot be recouped.

Administrative fees waived during the fiscal years ended March 31, 2007, 2006 and 2005 were as follows:

Fund	Year Ended 3/31/07	Year Ended 3/31/06	Year Ended 3/31/05
California Short Duration Municipal Income Fund	$37,492	$0	$0
CommodityRealReturn Strategy Fund®	510,269	0	0
Developing Local Markets Fund	0	20,329	0
Emerging Local Bond Fund	27,586	0	0
Extended Duration Fund	23,815	0	0
Floating Income Fund	0	0	11,292
Foreign Bond Fund (Unhedged)	0	0	3,165
Fundamental IndexPLUSTM Fund	0	23,765	0
Fundamental IndexPLUSTM TR Fund	0	24,816	0
High Yield Municipal Bond Fund	74,267	0	0
Long Duration Total Return Fund	22,031	0	0
Money Market Fund	50,178	50,699	46,907
Short Duration Municipal Income Fund	97,991	16,220	126,770
Short-Term Fund	234,808	326,188	333,278
Small Cap StocksPLUS® TR Fund	69,820	0	0

Previously waived administrative fees recouped during the fiscal years ended March 31, 2007, 2006 and 2005 were as follows:

Fund	Year Ended 3/31/07	Year Ended 3/31/06	Year Ended 3/31/05
All Asset All Authority Fund	$35,926	$19,062	$1,597
CommodityRealReturn Strategy Fund®	0	0	54,905
Developing Local Markets Fund	7,177	0	0
European StocksPLUS® TR Strategy Fund	558	264	155
Far East (ex-Japan) StocksPLUS® TR Strategy Fund	1,145	584	150
Floating Income Fund	0	11,292	0
Foreign Bond Fund (Unhedged)	0	3,165	0
Fundamental IndexPLUSTM Fund	611	0	0
Fundamental IndexPLUSTM TR Fund	1,107	0	0
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	0	7,700	4,964
Japanese StocksPLUS® TR Strategy Fund	2,183	843	181
Real Return Fund II	0	0	1,316
RealEstateRealReturn Strategy Fund	0	7,872	5,776
StocksPLUS® TR Short Strategy Fund	7,181	2,910	89
StocksPLUS® Total Return Fund	0	0	8,262

PORTFOLIO MANAGERS

Other Accounts Managed

Certain of the portfolio managers who are primarily responsible for the day-to-day management of the Funds also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of March 31, 2007 (except as noted below): (i) the Fund(s) managed by the specified portfolio manager; (ii) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; and (iii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance. Information pertaining to accounts managed by Mr. Rodosky is as of June 29, 2007.

	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
Arnott[1]
Registered Investment Companies	16	$17	0	N/A
Other Pooled Investment Vehicles	9	$918	0	$918
Other Accounts	12	$663	0	$20

Brynjolfsson[2]
Registered Investment Companies	19	$36,229	0	N/A
Other Pooled Investment Vehicles	18	$2,247	0	N/A
Other Accounts	45	$12,541	8	$3,709

Cummings[3]
Registered Investment Companies	4	$189	0	N/A
Other Pooled Investment Vehicles	1	$17	0	N/A
Other Accounts	26	$1,441	0	N/A

Gomez[4]
Registered Investment Companies	4	$6,900	0	N/A
Other Pooled Investment Vehicles	19	$7,195	0	N/A
Other Accounts	21	$4,879	2	$667

Gross[5]
Registered Investment Companies	35	$141,055	0	N/A
Other Pooled Investment Vehicles	20	$7,831	3	$865
Other Accounts	64	$42,220	22	$19,706

Hamalainen[6]
Registered Investment Companies	11	$11,497	0	N/A
Other Pooled Investment Vehicles	9	$1,436	1	$8
Other Accounts	177	$39,635	10	$4,432

Hudoff[7]
Registered Investment Companies	4	$8,441	0	N/A
Other Pooled Investment Vehicles	22	$6,717	1	$58
Other Accounts	14	$2,235	0	N/A

Ivascyn[8]
Registered Investment Companies	5	$6,786	0	N/A
Other Pooled Investment Vehicles	6	$247	1	$58
Other Accounts	6	$3,083	0	N/A

	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
Kiessel[9]
Registered Investment Companies	5	$5,280	0	N/A
Other Pooled Investment Vehicles	11	$2,462	1	$58
Other Accounts	19	$3,762	1	$111

Mariappa[10]
Registered Investment Companies	10	10,793	0	N/A
Other Pooled Investment Vehicles	42	$17,599	0	N/A
Other Accounts	99	$20,867	21	$8,053

McCray[11]
Registered Investment Companies	14	$6,180	0	N/A
Other Pooled Investment Vehicles	2	$822	0	N/A
Other Accounts	19	$1,529	1	$6

McCulley[12]
Registered Investment Companies	10	$8,158	0	N/A
Other Pooled Investment Vehicles	12	$1,125	0	N/A
Other Accounts	34	$8,034	4	$2,242

Mewbourne[13]
Registered Investment Companies	7	$8,868	0	N/A
Other Pooled Investment Vehicles	22	$4,938	1	58
Other Accounts	41	$6,489	1	$1,333

Rodosky[14]
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	6	$1,313	5	$1,222

Simon[15]
Registered Investment Companies	5	$12,363	0	N/A
Other Pooled Investment Vehicles	8	$2,531	1	$357
Other Accounts	27	$12,534	10	$4,793

1	Mr. Arnott manages the All Asset Fund, which has $12.4 billion in total assets under management, and the All Asset All Authority Fund, which has $651.3 million in total assets under management.
2

Mr. Brynjolfsson manages the CommodityRealReturn Strategy Fund®, which has $11.9 billion in total assets under management, the RealEstateRealReturn Strategy Fund, which has $190.6 million in total assets under management), the Real Return Asset Fund, which has $1.4 billion in total assets under management, and the Real Return Fund, which has $12.0 billion in total assets under management.

3	Mr. Cummings manages the California Intermediate Municipal Bond Fund, which has $139.8 million in total assets under management, the California Short Duration Municipal Income Fund, which has $4.2 million in total assets under management, and the High Yield Municipal Bond Fund, which has $45.4 million in total assets under management.
4	Mr. Gomez manages the Developing Local Markets Fund, which has $3.4 billion in total assets under management, the Emerging Markets Bond Fund, which has $2.5 billion in total assets under management, and the Emerging Local Bond Fund, which has $624 million in total assets under management.
5

Mr. Gross manages the Total Return Fund, which has $103.5 billion in total assets under management, the Total Return Fund II, which has $2.1 billion in total assets under management, the Total Return Fund III, which has $2.0 billion in total assets under management, the StocksPLUS® Fund, which has $944.9 million in total assets under management, the Low Duration Fund, which has $10.5 billion in total assets under management, the Low Duration Fund II, which has $331.1 million in total assets under management, the Low Duration Fund III, which has $125.6 million in total assets under management, the StocksPLUS® TR Short Strategy Fund, which has $157.3 million in total assets under management, the StocksPLUS® Total Return Fund, which has $394.0 million in total assets under management, the Small Cap StocksPLUS® TR Fund, which has $11.6 million in total assets under management, the Moderate Duration Fund, which has $1.6 billion in total assets under management, the Fundamental IndexPLUS Fund, which has $492.9 million in total assets under management, the Fundamental IndexPLUS TR Fund, which has $618.9 million in total assets under management, and the International StocksPLUS® TR Strategy Fund (Unhedged), which has $58 million in total assets under management.

6

Mr. Hamalainen manages the European StocksPLUS® TR Strategy Fund, which has $7.7 million in total assets under management, the Far East (ex-Japan) StocksPLUS® TR Fund, which has $12.4 million in total assets under management, the International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged), which has $58.0 million in total assets under management, and the Japanese StocksPLUS® TR Strategy Fund, which has $56.4 million in total assets under management.

7	Mr. Hudoff manages the Convertible Fund, which has $53.7 million in total assets under management and the High Yield Fund, which has $7.5 billion in total assets under management. He also co-manages the Income Fund, which has $4.2 million in total assets under management. Prior to April 11, 2007, Mr. Raymond G. Kennedy managed the High Yield Fund.
8	Mr. Ivascyn co-manages the Income Fund.
9	Mr. Kiesel manages the Investment Grade Corporate Fund, which has $74.5 million in total assets under management.
10	Mr. Mariappa manages the Foreign Bond Fund (Unhedged), which has $2.3 billion in total assets under management, the Foreign Bond Fund (U.S. Dollar Hedged), which has $2.6 billion in total assets under management, the Global Bond Fund (Unhedged), which has $1.0 billion in total assets under management, and the Global Bond Fund (U.S. Dollar Hedged), which has $206.3 million in total assets under management.
11

Mr. McCray manages the Municipal Bond Fund, which has $444.2 million in total assets under management, the Short Duration Municipal Income Fund, which has $323.3 million in total assets under management, the New York Municipal Bond Fund, which has $62.8 million in total assets under management, and the StocksPLUS® Municipal-Backed Fund, which has not yet commenced operations.

12	Mr. McCulley manages the Money Market Fund, which has $361.7 million in total assets under management and Short-Term Fund, which has $3.8 billion in total assets under management.
13	Mr. Mewbourne manages the Floating Income Fund, which has $5.2 billion in total assets under management and the Diversified Income Fund, which has $2.5 billion in total assets under management.
14

Mr. Rodosky manages the following Funds (each Fund’s total assets under management, as of June 29, 2007, is in parenthesis next to its name): Long-Term U.S. Government ($1.8 billion), Extended Duration ($2.8 million) and the Long Duration Total Return ($114.9 million). Prior to July 16, 2007, Mr. James M. Keller managed the Long-Term U.S. Government Fund, Extended Duration Fund and Long Duration Total Return Fund. Mr. Rodosky also manages the StockPLUS® Long Duration Fund which had not commenced operations as of the date of this Statement of Additional Information.

15	Mr. Simon manages the Mortgage-Backed Securities Fund, which has $499.3 million in total assets under management and the GNMA Fund, which has $286.6 million in total assets under management.

Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

All Asset and All Asset All Authority Funds. Because the All Asset and the All Asset All Authority Funds invest only in Underlying Funds, Research Affiliates believes that the potential conflicts of interest discussed above are mitigated. However, if any PIMCO sponsored Fund including, without limitation, the PIMCO Funds of Funds, invests in either the Fundamental IndexPLUS™ Fund or Fundamental IndexPLUS™ TR Fund, Research Affiliates will waive any fee to which it would be entitled under the Sub-Advisory Agreement with respect to any assets of the PIMCO Sponsored Fund invested in such Fund. Accordingly, PIMCO and Research Affiliates believe that the potential conflicts of interest discussed above also are mitigated.

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Research Affiliates. Robert D. Arnott, through his family trust, is the majority owner and sole voting member of Research Affiliates. Mr. Arnott receives a fixed base salary and periodic capital distributions from Research Affiliates. Capital distributions are not fixed, rather they are dependent upon profits generated by Research Affiliates. Mr. Arnott’s compensation as manager is not dependent on the performance of the Funds. Research Affiliates also has a defined benefit plan.

Securities Ownership

The table below shows the dollar range of shares of the Funds beneficially owned as of March 31, 2007 (except as noted below), by each portfolio manager of the Funds.

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
Arnott	All Asset	None
	All Asset All Authority	Over $1,000,000

Brynjolfsson	CommodityRealReturn Strategy	$100,001 - $500,000
	RealEstateRealReturn Strategy	None
	Real Return Asset	$100,001 - $500,000
	Real Return	$100,001 - $500,000

Cummings	California Intermediate Municipal Bond	None
	California Short Duration Municipal Income Fund	None
	High Yield Municipal Bond Fund	None

Gomez	Developing Local Markets	None
	Emerging Markets Bond	None
	Emerging Local Bond	None

Gross	Total Return	Over $1,000,000
	Total Return II	None
	Total Return III	None
	StocksPLUS®	None
	Low Duration	None
	Low Duration II	None
	Low Duration III	None
	StocksPLUS® TR Short Strategy	None
	StocksPLUS® TR	None

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
	Fundamental IndexPLUS™	None
	Fundamental IndexPLUS™ TR	None
	Moderate Duration	None
	Small Caps StocksPLUS® TR	None
	International StocksPLUS® TR Strategy Fund (Unhedged)	None

Hamalainen	European StocksPLUS® TR Strategy	None
	Far East (ex-Japan) StocksPLUS® TR	None
	International StocksPLUS® TR Strategy (U.S. Dollar-Hedged)	None
	Japanese StocksPLUS® TR Strategy	None

Hudoff[1]	Convertible	None
	High Yield Fund	None
	Income Fund	None

Ivascyn	Income Fund	None

Kiesel	Investment Grade Corporate	None

Mariappa	Foreign (Unhedged)	None
	Foreign Bond (U.S. Dollar-Hedged)	None
	Global Bond (Unhedged)	None
	Global Bond (U.S. Dollar-Hedged)	None

McCray	Municipal Bond	None
	New York Municipal Bond	None
	Short Duration Municipal Income	None
	StocksPLUS® Municipal-Backed	None

McCulley	Money Market	None
	Short-Term	None

Mewbourne	Floating Income	$100,001 - $500,000
	Diversified Income	$100,001 - $500,000

Rodosky[2]	Long-Term US Government	None
	Extended Duration	None
	Long Duration Total Return	None
	StocksPLUS® Long Duration	None

Simon	Mortgage-Backed Securities	None
	GNMA	None

1	As of April 11, 2007, Mr. Mark T. Hudoff manages the High Yield Fund. As of July 1, 2007, Mr. Hudoff did not own any shares in the Fund.
2

As of July 16, 2007, Mr. Stephen Rodosky manages the Long-Term U.S. Government Fund, Extended Duration Fund and Long Duration Total Return Fund. As of June 29, 2007, Mr. Rodosky did not own any shares in the Long-Term U.S. Government Fund, Extended Duration Fund or Long Duration Total Return Fund. As of the date of this Statement of Additional Information, the StocksPLUS® Long Duration Fund has not commenced operations.

DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

Allianz Global Investors Distributors LLC (the “Distributor”) serves as the principal underwriter of each class of the Trust’s shares pursuant to a distribution contract (“Distribution Contract”) with the Trust which is subject to annual approval by the Board of Trustees. The Distributor is an indirect subsidiary of Allianz Global Investors. The Distributor, located at 1345 Avenue of the Americas, New York, NY 10105, is a broker-dealer registered with the SEC. The Distribution Contract is terminable with respect to a Fund or class without penalty, at any time, by the Fund or class by not more than 60 days’ nor less than 30 days’ written notice to the Distributor, or by the Distributor upon not more than 60 days’ nor less than 30 days’ written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

The Distribution Contract will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Contract, the Administration Agreement or the Distribution and/or Servicing Plans described below; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds or classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

The Trust may offer up to ten classes of shares: Class A, Class B, Class C, Class D, Class J, Class K, Class R, the Institutional Class, Administrative Class and the Adviser Class. At this time only the Class A, Class B, Class C, Class D, Class R, the Institutional Class, and the Administrative Class are offered. Class J, Class K and the Adviser Class are not currently offered.

Class A, Class B and Class C shares of the Trust are offered through firms (“participating brokers”) which are members of the Financial Industry Regulatory Authority. (“FINRA”), which was created in July 2007 through the consolidation of NASD, Inc. and the member regulation, enforcement and arbitration functions of the New York Stock Exchange (“NYSE”) and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor (“introducing brokers”).

Class D shares are generally offered to clients of financial services firms, such as broker-dealers or registered investment advisors, with which the Distributor has an agreement for the use of PIMCO Funds in particular investment products, programs or accounts for which a fee may be charged.

Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or the Administrator to utilize Class R shares in certain investment products or programs (collectively, “retirement plans”). In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial service firm). Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans, or through the PIMCO CollegeAccess 529 Plan. Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing, account maintenance and other services required by retirement plan accounts and their plan participants, for which fees or expenses may be charged in addition to those described in the Prospectus and Statement of Additional Information.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals.

(Institutional Class shares also may be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customer’s investment in the Funds.)

Administrative Class shares are offered primarily through employee benefit plans alliances, broker-dealers, and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Administrative Class shareholders.

The Trust has adopted a Fifth Amended and Restated Multi-Class Plan (“Multi-Class Plan”) pursuant to Rule 18f-3 under the 1940 Act. Under the Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Board of Trustees’ discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

Initial Sales Charge and Contingent Deferred Sales Charge

As described in the Class A, B and C Prospectuses under the caption “Investment Options (Class A, B and C Shares),” Class A shares of the Trust (except with respect to the Money Market Fund) are sold pursuant to an initial sales charge, which declines as the amount of purchase reaches certain defined levels. For the fiscal years ended March 31, 2007, March 31, 2006 and March 31, 2005, the Distributor received an aggregate of $14,412,330, $37,425,308, and $39,356,418, respectively, and retained $1,756,913, $4,890,665, and $5,520,518, respectively, in initial sales charges paid by Class A shareholders of the Trust.

As disclosed in more detail in the Guide, each Fund may sell its Class A shares at net asset value without an initial sales charge to certain categories of investors, including current or retired officers, trustees, directors or employees of the Trust, PIMCO or the Distributor, and certain other affiliates of PIMCO or the Distributor, a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons. The Trust believes that this arrangement encourages affiliated persons of the Funds to invest in the Funds, which further aligns the interest of the Funds and those persons affiliated with them.

As described in the Class A, B and C Prospectuses under the caption “Investment Options (Class A, B and C Shares),” a contingent deferred sales charge is imposed upon certain redemptions of the Class A, Class B and Class C shares. No contingent deferred sales charge is currently imposed upon redemptions of Class D, Class R, Institutional Class, or Administrative Class shares. Because contingent deferred sales charges are calculated on a fund-by-fund basis, shareholders should consider whether to exchange shares of one fund for shares of another fund prior to redeeming an investment if such an exchange would reduce the contingent deferred sales charge applicable to such redemptions.

During the fiscal years ended March 31, 2007, March 31, 2006 and March 31, 2005, the Distributor received the following aggregate amounts in contingent deferred sales charges on Class A shares, Class B shares and Class C shares of the Funds:

	Year Ended 3/31/07	Year Ended 3/31/06	Year Ended 3/31/05
Class A	$1,404,983	$894,000	$1,026,149
Class B	18,592,225	16,207,000	17,798,966
Class C	4,231,932	2,990,000	2,998,361

In certain cases described in the Class A, B and C Prospectuses, the contingent deferred sales charge is waived on redemptions of Class A, Class B or Class C shares for certain classes of individuals or entities on account of (i) the fact that the Trust’s sales-related expenses are lower for certain of such classes than for classes for which the contingent deferred sales charge is not waived, (ii) waiver of the contingent deferred sales charge with respect to certain of such classes is consistent with certain Internal Revenue Code policies concerning the favored tax treatment of accumulations, and (iii) with respect to certain of such classes, considerations of fairness, and competitive and administrative factors.

Distribution and Servicing Plans for Class A, Class B, Class C and Class R Shares

As stated in the text of the Class A, B and C Prospectuses under the caption “Management of the Trust—Distribution and Servicing (12b-1) Plans,” and in the Class R Prospectuses under the caption “How to Buy and Sell Shares,” Class A, Class B, Class C and Class R shares of the Trust are continuously offered through participating brokers which are members of the FINRA and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers.

Pursuant to separate Distribution and Servicing Plans for Class A, Class B and Class C shares (the “Retail Plans”), as well as Class R shares, as described in the Class A, B and C Prospectus and the Class R Prospectus, in connection with the distribution of Class B, Class C and Class R shares of the Trust, the Distributor receives certain distribution fees from the Trust, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, the Distributor receives certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B, Class C and Class R shares as to which no distribution and servicing fees were paid on account of such limitations. As described in the Class A, B and C Prospectus and the Class R Prospectus, the Distributor pays (i) all or a portion of the distribution fees it receives from the Trust to participating and introducing brokers, and (ii) all or a portion of the servicing fees it receives from the Trust to participating and introducing brokers, certain banks and other financial intermediaries.

The Distributor makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries (including retirement plans, their service providers and their sponsors) in connection with the sale of Class B, Class C and Class R shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year’s distribution and servicing fee is generally paid at the time of sale. Pursuant to a Distribution Contract with the Trust, with respect to each Fund’s Class A, Class B, Class C and Class R shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing Prospectuses to persons other than current shareholders.

The Retail Plans were adopted pursuant to Rule 12b-l under the 1940 Act and are of the type known as “compensation” plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Retail Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses.

The distribution fee applicable to Class B, Class C and Class R shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class B, Class C or Class R shares, respectively, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Class B, Class C or Class R shares, printing of Prospectuses and reports for other than existing Class B, Class C or Class R shareholders, advertising, and preparation, printing and distribution of sales literature. The servicing fee, applicable to Class A, Class B, Class C and Class R shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder accounts, including compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries (including retirement plans, their service providers and their sponsors who provide services to plan participants) who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund’s shares, who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders’ needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribution and servicing fees also may be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

Many of the Distributor’s sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class B, Class C or Class R shares of any Fund may indirectly support sales and servicing efforts relating to the other Funds’ shares of the same class and vice versa. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund’s shares, and allocates other expenses among the Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

	Servicing Fee(1)	Distribution Fee(1)
Class A
Money Market Fund	0.10%	None
All other Funds	0.25%	None
Class B(2)
All Funds	0.25%	0.75%
Class C—Shares purchased on or after 7/1/91(3)
Money Market Fund	0.10%	None
Short Duration Municipal Income, Floating Income and Short-Term Funds	0.25%	0.30%
Low Duration, Real Return, Municipal Bond and StocksPLUS® Funds	0.25%	0.50%
All other Funds	0.25%	0.75%
Class C—Shares purchased prior to 7/1/91
Money Market Fund	0.10%	None
All other Funds	0.25%	None

(1)	Applies, in part, to Class A, Class B and Class C shares of the Trust issued to former shareholders of PIMCO Advisors Funds in connection with the reorganizations/mergers of series of PIMCO Advisors Funds as/with Funds of the Trust in a transaction which took place on January 17, 1997.
(2)	Payable only with respect to shares outstanding for one year or more.
(3)	Payable only with respect to shares outstanding for one year or more except in the case of shares for which no payment is made to the party at the time of sale.

Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including shares of the Trust) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks. The Distributor, PIMCO and their affiliates may from time to time pay additional cash bonuses or provide other incentives or make other payments to financial firms in connection with the sale or servicing of Class A, Class B, Class C and Class R shares of the Funds and for other services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and also may take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds and/or other funds sponsored by the Distributor, PIMCO and their affiliates together or a particular class of shares, during a specified period of time. The Distributor, PIMCO and their affiliates also may make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor, PIMCO and their affiliates.

The additional payments described above are made from the Distributor’s or PIMCO’s (or their affiliates’) own assets pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments may be made, to financial firms selected by the Distributor, generally to the financial firms that have sold significant amounts of shares of the Funds. The level of payments made to a financial firm in any future year will vary and in no case would exceed the sum of (a) 0.10% of the previous year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In lieu of payments pursuant to the foregoing formulae, the Distributor, PIMCO or their affiliates may make payments of an agreed upon amount which will not exceed the amount that would have been payable pursuant to the formulae.

The additional payments and incentives described above may be made to brokers or third party administrators in addition to amounts paid to participating financial firms for providing shareholder services to shareholders holding Fund shares in nominee or street name, including without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. The actual services provided, and the payments made for such services, vary from firm to firm. For these services, the Distributor or its affiliates, may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account for networking fees for NSCC-cleared accounts and from $13 to $19 for services to omnibus accounts, or (ii) an annual fee of up to 0.25% and, in some cases, up to 0.35% of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by a Fund and/or PIMCO, the Distributor and their affiliates and may be in addition to any (i) distribution and/or servicing (12b-1) fees and (ii) the revenue sharing or “shelf space” fees disclosed elsewhere herein paid to such financial intermediaries. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. PIMCO and the Distributor do not audit the financial intermediaries to determine whether such intermediary is providing the services for which they are receiving such payments.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants also may have a financial incentive for recommending a particular share class over other share classes. Because financial firms and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial advisors to favor one fund complex over another or one fund class over another. Also, you should review carefully any disclosure by the financial firm as to its compensation.

As of the date of the Statement of Additional Information, the Distributor and PIMCO anticipate that the firms that will receive the additional payments described above for distribution services and/or educational support include:

AG Edwards & Sons, Inc.

AIG Financial Network

American Express Financial Advisors, Inc.

AmSouth Bank

Associated Financial Group, Inc.

AXA Advisors, LLC

Banc One Securities

Bank of America

Chase Investment Services, Inc.

Citigroup

Comerica Bank

Commonwealth Financial Network

DB/Alex Brown

Fifth Third Bank

Harris Bank

ING Financial Network

Janney Montgomery Scott

Jefferson Pilot Securities Corporation

Legg Mason Wood Walker, Inc.

Lehman Brothers

Lincoln Financial

Linsco/Private Ledger Corporation

McDonald Investments

Merrill Lynch, Pierce, Fenner & Smith Inc.

MetLife/Broker-Dealer

ML Stern & Co.

Morgan Stanley & Co.

Mutual Service Corporation

NatCity Investments

Northwestern Mutual

Oppenheimer & Co., Inc.

Piper Jaffray

PNC Advisors

Raymond James & Associates

Raymond James Financial Services

RBC Dain Rauscher, Inc.

RW Baird

Securities America, Inc.

UBS Financial Services Inc.

United Planners’ Financial Services of America

US Allianz Securities

Wachovia Securities, Inc.

Waterstone Financial Group

Wells Fargo Investments

WM Financial Services

The Distributor expects that additional firms may be added to this list from time to time. Wholesale representatives of the Distributor, PIMCO and their affiliates visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals. Although a Fund may use financial firms that sell Fund shares to make transactions for the Fund’s portfolio, the Fund will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

If in any year the Distributor’s expenses incurred in connection with the distribution of Class B, Class C and Class R shares and, for Class A, Class B, Class C and Class R shares, in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Retail Plan with respect to such class of shares continues to be in effect in some later year when the distribution and/or servicing fees exceed the Distributor’s expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Retail Plan terminates.

Each Retail Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract (“Disinterested Trustees”) or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Retail Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Disinterested Trustees cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such Disinterested Trustees.

The Retail Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Disinterested Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

The Retail Plans went into effect for the Trust in January 1997 (December 2002 for Class R shares). If a Retail Plan is terminated (or not renewed) with respect to one or more Funds, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

The Trustees believe that the Retail Plans will provide benefits to the Trust. The Trustees believe that the Retail Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Retail Plans or under alternative distribution schemes. Although the Funds’ expenses are essentially fixed, the Trustees believe that the effect of the Retail Plans on sales and/or redemptions may benefit the Trust by reducing Fund expense ratios and/or by affording greater flexibility to portfolio managers. From time to time, expenses of the Distributor incurred in connection with the sale of Class B, Class C and Class R shares of the Funds, and in connection with the servicing of Class B, Class C and Class R shareholders of the Funds and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class B, Class C and Class R shares.

As compensation for services rendered and borne by the Distributor in connection with personal services rendered to Class R shareholders of the Trust and the maintenance of Class R shareholder accounts (including in each case the accounts of plan participants where shares are held by a retirement plan or its financial service firm through an omnibus account), the Trust pays the Distributor servicing fees up to the current rate of 0.25% and distribution fees up to the current rate of 0.25% (each calculated as a percentage of each Fund’s average daily net assets attributable to Class R shares).

Payments Pursuant to Class A Plan

For the fiscal years ended March 31, 2007, March 31, 2006 and March 31, 2005, the Trust paid the Distributor an aggregate of $57,166,641, $55,340,681 and $46,753,181, respectively, pursuant to the Distribution and Servicing Plan for Class A shares, of which the indicated amounts were attributable to the following operational Funds:

Fund	Year Ended 03/31/07	Year Ended 03/31/06	Year Ended 03/31/05
All Asset Fund	$3,947,652	$3,464,918	$1,395,220
All Asset All Authority Fund	629,671	200,216	N/A
California Intermediate Municipal Bond Fund	101,432	112,092	115,378
California Short Duration Municipal Income Fund	541	N/A	N/A
CommodityRealReturn Strategy Fund®	5,443,476	5,778,803	3,173,926
Developing Local Markets Fund	250,899	29,775	N/A
Diversified Income Fund	241,968	148,969	81,049
Emerging Markets Bond Fund	817,011	780,728	592,683
Floating Income Fund	718,696	488,797	141,398
Foreign Bond Fund (U.S. Dollar-Hedged)	684,514	778,270	665,463
Foreign Bond Fund (Unhedged)	637,899	507,841	107,251
Fundamental IndexPLUS™ TR Fund	64,914	19,848	N/A
Global Bond Fund (U.S. Dollar-Hedged)	49,418	59,397	73,430
GNMA Fund	151,413	174,840	189,690
High Yield Fund	2,126,225	2,448,937	2,855,379
High Yield Municipal Bond Fund	10,406	N/A	N/A
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	45,236	24,440	3,714
International StocksPLUS® TR Strategy Fund (Unhedged)	28	N/A	N/A

Fund	Year Ended 03/31/07	Year Ended 03/31/06	Year Ended 03/31/05
Investment Grade Corporate Bond Fund	$52,431	$21,058	$1,861
Long-Term U.S. Government Fund	385,848	346,995	321,372
Low Duration Fund	3,222,487	4,314,201	5,069,260
Money Market Fund	75,862	86,651	87,010
Mortgage-Backed Securities Fund	92,646	81,489	76,477
Municipal Bond Fund	175,201	156,351	140,687
New York Municipal Bond Fund	43,865	43,379	38,509
Real Return Fund	7,958,799	8,964,989	7,088,049
RealEstateRealReturn Strategy Fund	96,327	82,095	41,949
Short Duration Municipal Income Fund	204,569	302,947	573,728
Short-Term Fund	592,892	866,282	1,619,442
Small Cap StocksPLUS® TR Fund	104	N/A	N/A
StocksPLUS® Fund	338,319	358,496	339,578
StocksPLUS® Total Return Fund	99,587	105,433	84,623
StocksPLUS® TR Short Strategy Fund	582	N/A	N/A
Total Return Fund	27,905,723	24,592,444	21,876,055

During the fiscal year ended March 31, 2007, the amounts collected pursuant to the Distribution and Servicing Plan for Class A shares were used as follows: sales commissions and other compensation to sales personnel, $48,591,645; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing Prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $8,574,996.

These totals, if allocated among (i) sales commissions and compensation and (ii) sales materials and other expenses for each operational Fund, were as follows:

Fund	Sales Commissions and Compensation	Sales Material and Other Expenses	Total
All Asset Fund	$3,183,765	$561,841	$3,745,606
All Asset All Authority Fund	502,681	88,708	591,389
California Intermediate Municipal Bond Fund	72,262	12,752	85,014
California Short Duration Municipal Income Fund	4,976	878	5,855
CommodityRealReturn Strategy Fund®	4,221,766	745,018	4,966,783
Developing Local Markets Fund	287,774	50,784	338,558
Diversified Income Fund	264,946	46,755	311,701
Emerging Markets Bond Fund	669,299	118,112	787,410
Floating Income Fund	678,953	119,815	798,768
Foreign Bond Fund (U.S. Dollar-Hedged)	548,914	96,867	645,781
Foreign Bond Fund (Unhedged)	598,182	105,561	703,743
Fundamental IndexPLUS™ TR Fund	58,446	10,314	68,760
Global Bond Fund (U.S. Dollar-Hedged)	39,773	7,019	46,792
GNMA Fund	162,818	28,733	191,550
High Yield Fund	1,719,214	303,391	2,022,604
High Yield Municipal Bond Fund	50,929	8,987	59,916
Income Fund	21	4	25
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	38,643	6,819	45,462
International StocksPLUS® TR Strategy Fund (Unhedged)	144	25	169
Investment Grade Corporate Bond Fund	59,297	10,464	69,762

Fund	Sales Commissions and Compensation	Sales Material and Other Expenses	Total
Long-Term U.S. Government Fund	$380,482	$67,144	$447,626
Low Duration Fund	2,464,433	434,900	2,899,333
Money Market Fund	161,257	28,457	189,714
Mortgage-Backed Securities Fund	89,718	15,833	105,550
Municipal Bond Fund	161,878	28,567	190,444
New York Municipal Bond Fund	39,406	6,954	46,360
Real Return Fund	6,124,392	1,080,775	7,205,167
RealEstateRealReturn Strategy Fund	84,273	14,872	99,144
Short Duration Municipal Income Fund	184,200	32,506	216,706
Short-Term Fund	549,229	96,923	646,152
Small Cap StocksPLUS® TR Fund	207	37	243
StocksPLUS® Fund	282,045	49,773	331,818
StocksPLUS® Total Return Fund	83,460	14,728	98,189
StocksPLUS® TR Short Strategy Fund	1,358	240	1,598
Total Return Fund	24,822,506	4,380,442	29,202,948

Payments Pursuant to Class B Plan

For the fiscal years ended March 31, 2007, March 31, 2006 and March 31, 2005, the Trust paid the Distributor an aggregate of $39,940,224, $50,579,479, and $55,554,023, respectively, pursuant to the Distribution and Servicing Plan for Class B shares, of which the indicated amounts were attributable to the following operational Funds:

Fund	Year Ended 3/31/07	Year Ended 3/31/06	Year Ended 3/31/05
All Asset Fund	$2,899,273	$2,729,634	$1,353,535
CommodityRealReturn Strategy Fund®	2,694,467	3,146,444	2,121,938
Diversified Income Fund	346,317	217,651	88,690
Emerging Markets Bond Fund	751,459	779,405	671,342
Foreign Bond Fund (U.S. Dollar-Hedged)	339,066	465,129	495,660
Global Bond Fund (U.S. Dollar-Hedged)	72,636	96,269	110,480
GNMA Fund	335,678	415,790	497,287
High Yield Fund	4,466,132	5,765,223	7,113,988
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	138,722	64,497	5,476
Long-Term U.S. Government Fund	402,302	555,222	683,165
Low Duration Fund	2,540,411	3,836,162	5,173,387
Money Market Fund	501,779	506,989	716,759
Mortgage-Backed Securities Fund	146,023	170,352	177,331
Municipal Bond Fund	321,909	377,117	434,151
Real Return Fund	8,718,513	11,770,428	12,681,198
RealEstateRealReturn Strategy Fund	129,627	109,433	54,113
Short-Term Fund	157,422	251,821	371,668
StocksPLUS® Fund	443,935	799,239	1,223,660
StocksPLUS® Total Return Fund	190,772	176,510	133,088
Total Return Fund	14,343,781	18,346,164	21,447,107

During the fiscal year ended March 31, 2007, the amounts collected pursuant to the Distribution and Servicing Plan for Class B shares were used as follows: sales commissions and other compensation to sales personnel, $33,949,192; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing Prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $5,991,034.

These totals, if allocated among (i) sales commissions and compensation and (ii) sales materials and other expenses for each operational Fund, were as follows:

Fund	Sales Commissions and Compensation	Sales Material and Other Expenses	Total
All Asset Fund	$2,555,655	$450,998	$3,006,653
CommodityRealReturn Strategy Fund®	2,168,908	382,749	2,551,657
Diversified Income Fund	479,867	84,682	564,549
Emerging Markets Bond Fund	686,205	121,095	807,300
Foreign Bond Fund (U.S. Dollar-Hedged)	264,104	46,607	310,711
Global Bond Fund (U.S. Dollar-Hedged)	65,394	11,540	76,935
GNMA Fund	297,901	52,571	350,472
High Yield Fund	3,912,761	690,487	4,603,249
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	138,964	24,523	163,487
Long-Term U.S. Government Fund	348,985	61,586	410,571
Low Duration Fund	1,972,595	348,105	2,320,700
Money Market Fund	468,291	82,640	550,931
Mortgage-Backed Securities Fund	155,086	27,368	182,454
Municipal Bond Fund	288,333	50,882	339,215
Real Return Fund	6,993,577	1,234,161	8,227,737
RealEstateRealReturn Strategy Fund	145,412	25,661	171,073
Short-Term Fund	133,760	23,605	157,365
StocksPLUS® Fund	340,207	60,037	400,244
StocksPLUS® Total Return Fund	193,545	34,155	227,699
Total Return Fund	12,339,641	2,177,584	14,517,224

Payments Pursuant to Class C Plan

For the fiscal years ended March 31, 2007, March 31, 2006 and March 31, 2005, the Trust paid the Distributor an aggregate of $86,461,236, $94,703,918, and $84,552,000, respectively, pursuant to the Distribution and Servicing Plan for Class C shares, of which the indicated amounts were attributable to the following operational Funds:

Fund	Year Ended 3/31/07	Year Ended 3/31/06	Year Ended 3/31/05
All Asset Fund	$14,360,354	$12,449,663	$4,792,305
All Asset All Authority Fund	1,424,325	363,308	N/A
CommodityRealReturn Strategy Fund®	12,773,802	14,387,390	9,080,152
Developing Local Markets Fund	311,973	14,941	N/A
Diversified Income Fund	1,044,838	711,745	304,375
Emerging Markets Bond Fund	1,540,098	1,620,086	1,286,125
Floating Income Fund	564,767	251,816	35,210
Foreign Bond Fund (U.S. Dollar-Hedged)	769,531	959,817	1,026,741
Foreign Bond Fund (Unhedged)	932,646	876,853	220,618
Fundamental IndexPLUS™ TR Fund	85,540	18,849	N/A
Global Bond Fund (U.S. Dollar-Hedged)	168,021	192,555	183,593

Fund	Year Ended 3/31/07	Year Ended 3/31/06	Year Ended 3/31/05
GNMA Fund	$329,041	$434,529	$547,700
High Yield Fund	6,800,097	8,155,204	10,407,512
High Yield Municipal Bond Fund	2,119	N/A	N/A
Income Fund	0	N/A	N/A
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	128,633	68,364	15,897
International StocksPLUS® TR Strategy Fund (Unhedged)	157	N/A	N/A
Investment Grade Corporate Bond	65,001	39,900	3,140
Long-Term U.S. Government Fund	379,480	421,364	432,525
Low Duration Fund	3,755,246	5,879,990	8,320,260
Money Market Fund	63,714	73,371	99,278
Mortgage-Backed Securities Fund	248,228	240,495	242,191
Municipal Bond Fund	499,124	507,488	560,646
Real Return Fund	13,768,970	18,600,592	16,458,147
RealEstateRealReturn Strategy Fund	251,854	211,190	103,892
Short Duration Municipal Income Fund	151,877	207,514	340,618
Short-Term Fund	728,915	1,097,221	1,816,094
Small Cap StockPLUS® TR Fund	519	N/A	N/A
StocksPLUS® Fund	753,328	942,272	1,074,291
StocksPLUS® Total Return Fund	244,924	291,821	252,039
StocksPLUS® TR Short Strategy Fund	195	N/A	N/A
Total Return Fund	24,313,919	25,685,580	26,948,651

During the fiscal year ended March 31, 2007, the amounts collected pursuant to the Distribution and Servicing Plan for Class C shares were used as follows: sales commissions and other compensation to sales personnel, $73,492,050; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing Prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $12,969,185.

These totals, if allocated among (i) sales commissions and compensation and (ii) sales materials and other expenses for each operational Fund, were as follows:

Fund	Sales Commissions and Compensation	Sales Material and Other Expenses	Total
All Asset Fund	$11,051,311	$1,950,231	$13,001,542
All Asset All Authority Fund	1,188,610	209,755	1,398,364
CommodityRealReturn Strategy Fund®	8,929,560	1,575,805	10,505,365
Developing Local Markets Fund	400,783	70,726	471,509
Diversified Income Fund	1,003,627	177,111	1,180,738
Emerging Markets Bond Fund	1,204,025	212,475	1,416,500
Floating Income Fund	1,046,818	184,733	1,231,550
Foreign Bond Fund (U.S. Dollar-Hedged)	541,614	95,579	637,193
Foreign Bond Fund (Unhedged)	843,091	148,781	991,872
Fundamental IndexPLUS™ TR Fund	110,550	19,509	130,058
Global Bond Fund (U.S. Dollar-Hedged)	136,617	24,109	160,726
GNMA Fund	266,730	47,070	313,800
High Yield Fund	5,498,307	970,289	6,468,596
High Yield Municipal Bond Fund	20,251	3,574	23,824
Income Fund	85	15	100

Fund	Sales Commissions and Compensation	Sales Material and Other Expenses	Total
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	$103,919	$18,339	$122,257
International StocksPLUS® TR Strategy Fund (Unhedged)	707	125	831
Investment Grade Corporate Bond	54,954	9,698	64,651
Long-Term U.S. Government Fund	333,219	58,803	392,023
Low Duration Fund	3,532,180	623,326	4,155,506
Money Market Fund	500,444	88,314	588,758
Mortgage-Backed Securities Fund	240,242	42,396	282,638
Municipal Bond Fund	567,448	100,138	667,585
Real Return Fund	12,657,037	2,233,595	14,890,631
RealEstateRealReturn Strategy Fund	234,015	41,297	275,311
Short Duration Municipal Income Fund	219,503	38,736	258,239
Short-Term Fund	1,030,157	181,792	1,211,949
Small Cap StockPLUS TR	1,660	293	1,953
StocksPLUS® Fund	816,310	144,055	960,365
StocksPLUS® Total Return Fund	205,193	36,210	241,403
StocksPLUS® TR Short Strategy	824	145	970
Total Return Fund	20,752,262	3,662,164	24,414,426

Payments Pursuant to Class R Plan

For the fiscal years ended March 31, 2007, March 31, 2006 and March 31, 2005, the Trust paid the Distributor an aggregate of $1,809,721, $1,191,364 and $471,109, respectively, pursuant to the Distribution and Servicing Plan for Class R shares, of which the indicated amounts were attributable to the following operational Funds:

Fund	Year Ended 3/31/07	Year Ended 3/31/06	Year Ended 3/31/05
All Asset Fund	$82	$9	N/A
Foreign Bond Fund (U.S. Dollar-Hedged)	21,419	11,380	$1,187
High Yield Fund	69,890	54,192	20,170
Low Duration Fund	68,330	35,388	15,654
Real Return Fund	287,651	258,210	105,272
Short-Term Fund	3,053	4,903	1,924
StocksPLUS® Fund	11,136	9,204	2,981
Total Return Fund	1,348,160	818,078	323,921

During the fiscal year ended March 31, 2007, the amounts collected pursuant to the Distribution and Servicing Plan for Class R shares were used as follows: sales commissions and other compensation to sales personnel, $1,538,263; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing Prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $271,458.

These totals, if allocated among (i) sales commissions and compensation and (ii) sales materials and other expenses for each operational Fund, were as follows:

Fund	Sales Commissions and Compensation	Sales Material and Other Expenses	Total
All Asset Fund	$128	$23	$151
Foreign Bond Fund (U.S. Dollar-Hedged)	19,332	3,412	22,743
High Yield Fund	58,256	10,280	68,536
Income Fund	36	6	42
Low Duration Fund	40,262	7,105	47,367
Real Return Fund	212,255	37,457	249,711
Short-Term Fund	2,265	400	2,665
StocksPLUS® Fund	8,348	1,473	9,821
Total Return Fund	1,197,382	211,303	1,408,685

From time to time, expenses of principal underwriters incurred in connection with the distribution of Class B and Class C shares of the Funds, and in connection with the servicing of Class A, Class B, Class C and Class R shareholders of the Funds and the maintenance of Class A, Class B, Class C and Class R shareholder accounts, may exceed the distribution and/or servicing fees collected by the Distributor. As of March 31, 2007, such expenses were approximately $200,879,000 in excess of payments under the Class A Plan, $3,508,000 in excess of payments under the Class B Plan, $25,152,000 in excess of payments under the Class C Plan and $1,233,000 in excess of payments under the Class R Plan.

The allocation of such excess (on a pro rata basis) among the operational Funds listed below as of March 31, 2007 was as follows:

Fund	Class A	Class B	Class C	Class R
All Asset Fund	$13,161,761	$264,078	$3,782,213	$103
All Asset All Authority Fund	2,078,094	—	406,791	—
California Intermediate Municipal Bond Fund	298,733	—	—	—
California Short Duration Municipal Income Fund	20,572	—	—	—
CommodityRealReturn Strategy Fund®	17,452,879	224,115	3,056,062	—
Developing Local Markets Fund	1,189,666	—	137,164	—
Diversified Income Fund	1,095,292	49,585	343,483	—
Emerging Markets Bond Fund	2,766,896	70,906	412,067	—
Floating Income Fund	2,806,808	—	358,264	—
Foreign Bond Fund (U.S. Dollar-Hedged)	2,269,223	27,290	185,363	15,496
Foreign Bond Fund (Unhedged)	2,472,897	—	288,540	—
Fundamental IndexPLUS™ TR Fund	241,617	—	37,835	—
Global Bond Fund (U.S. Dollar-Hedged)	164,422	6,757	46,756	—
GNMA Fund	673,092	30,782	91,286	—
High Yield Fund	7,107,269	404,309	1,881,747	46,695
High Yield Municipal Bond Fund	210,540	—	6,931	—
Income Fund	88	—	29	29
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	159,750	14,359	35,565	—
International StocksPLUS® TR Strategy Fund (Unhedged)	594	—	242	—
Investment Grade Corporate Bond Fund	245,136	—	18,807	—
Long-Term U.S. Government Fund	1,572,922	36,061	114,041	—
Low Duration Fund	10,188,024	203,830	1,208,857	32,272
Money Market Fund	666,639	48,389	171,272	—

Fund	Class A	Class B	Class C	Class R
Mortgage-Backed Securities Fund	$370,895	$16,025	$82,221	$—
Municipal Bond Fund	669,206	29,794	194,204	—
New York Municipal Bond Fund	162,907	—	—	—
Real Return Fund	25,318,379	722,652	4,331,758	170,133
RealEstateRealReturn Strategy Fund	348,386	15,026	80,089	—
Short Duration Municipal Income Fund	761,488	—	75,123	—
Short-Term Fund	2,270,526	13,822	352,562	1,816
Small Cap StocksPLUS® TR Fund	856	—	568	—
StocksPLUS® Fund	1,165,981	35,154	279,375	6,691
StocksPLUS® Total Return Fund	345,027	19,999	70,225	—
StocksPLUS® TR Short Strategy Fund	5,614	—	282	—
Total Return Fund	102,616,820	1,275,066	7,102,277	959,766

The allocation of such excess (on a pro rata basis) among the operational Funds, calculated as a percentage of net assets of each Fund listed below as of March 31, 2007 was as follows:

Fund	Class A	Class B	Class C	Class R
All Asset All Authority Fund	0.88%	0.00%	0.29%	0.00%
All Asset Fund	0.88%	0.10%	0.29%	0.29%
California Intermediate Municipal Bond Fund	0.88%	0.00%	0.00%	0.00%
California Short Duration Municipal Income Fund	0.88%	0.00%	0.00%	0.00%
CommodityRealReturn Strategy Fund®	0.88%	0.10%	0.29%	0.00%
Developing Local Markets Fund	0.88%	0.00%	0.29%	0.00%
Diversified Income Fund	0.88%	0.10%	0.29%	0.00%
Emerging Markets Bond Fund	0.88%	0.10%	0.29%	0.00%
Floating Income Fund	0.88%	0.00%	0.29%	0.00%
Foreign Bond Fund (U.S. Dollar-Hedged)	0.88%	0.10%	0.29%	0.29%
Foreign Bond Fund (Unhedged)	0.88%	0.00%	0.29%	0.00%
Fundamental IndexPLUS™ TR Fund	0.88%	0.00%	0.29%	0.00%
Global Bond Fund (U.S. Dollar-Hedged)	0.88%	0.10%	0.29%	0.00%
GNMA Fund	0.88%	0.10%	0.29%	0.00%
High Yield Fund	0.88%	0.10%	0.29%	0.29%
High Yield Municipal Bond Fund	0.88%	0.00%	0.29%	0.00%
Income Fund	0.88%	0.00%	0.29%	0.29%
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	0.88%	0.10%	0.29%	0.00%
International StocksPLUS® TR Strategy Fund (Unhedged)	0.88%	0.00%	0.29%	0.00%
Investment Grade Corporate Bond Fund	0.88%	0.00%	0.29%	0.00%
Long-Term U.S. Government Fund	0.88%	0.10%	0.29%	0.00%
Low Duration Fund	0.88%	0.10%	0.29%	0.29%
Money Market Fund	0.88%	0.10%	0.29%	0.00%
Mortgage-Backed Securities Fund	0.88%	0.10%	0.29%	0.00%
Municipal Bond Fund	0.88%	0.10%	0.29%	0.00%
New York Municipal Bond Fund	0.88%	0.00%	0.00%	0.00%
Real Return Fund	0.88%	0.10%	0.29%	0.29%
RealEstateRealReturn Strategy Fund	0.88%	0.10%	0.29%	0.00%
Short Duration Municipal Income Fund	0.88%	0.00%	0.29%	0.00%
Short-Term Fund	0.88%	0.10%	0.29%	0.29%
Small Cap StocksPLUS® TR Fund	0.88%	0.00%	0.29%	0.00%
StocksPLUS® Fund	0.88%	0.10%	0.29%	0.29%
StocksPLUS® Total Return Fund	0.88%	0.10%	0.29%	0.00%
StocksPLUS® TR Short Strategy Fund	0.88%	0.00%	0.29%	0.00%
Total Return Fund	0.88%	0.10%	0.29%	0.29%

Distribution and Administrative Services Plans for Administrative Class Shares

The Trust has adopted separate Administrative Services Plans and Administrative Distribution Plans (together, the “Administrative Plans”) with respect to the Administrative Class shares of each Fund.

Under the terms of each class’s Administrative Distribution Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each Fund, in amounts up to 0.25% for each class, on an annual basis of the respective average daily net assets of that class, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of the Administrative Class shares and/or the provision of certain shareholder services to its customers that invest in Administrative Class shares of the Funds. Such services may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for Prospectuses and statements of additional information; preparing, printing and delivering Prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in completing application forms and selecting dividend and other account options.

Under the terms of each class’s Administrative Services Plan, the Trust is permitted to reimburse, out of the assets attributable to the respective Administrative Class shares of each Fund, in amounts up to 0.25% for each class on an annual basis of the respective average daily net assets of that class, financial intermediaries that provide certain administrative services for Administrative Class shareholders of the Funds. Such services may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

The same entity may be the recipient of fees under each class’s Administrative Distribution Plan and Administrative Services Plan, with respect to that particular class of shares, but may not receive fees under both plans of the same class, with respect to the same assets of the Administrative Class shares. Fees paid pursuant to either of the Administrative Plans of a class may be paid for shareholder services and the maintenance of shareholder accounts, and therefore may constitute “service fees” for purposes of applicable rules of the FINRA. Each of the Administrative Plans has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule, except that shareholders will not have the voting rights set forth in Rule 12b-1 with respect to the Administrative Services Plans that they will have with respect to the Administrative Distribution Plans.

Each of the Administrative Plans provides that it may not be amended to materially increase the costs which Administrative Class shareholders may bear under the Administrative Plans without the approval of a majority of the outstanding voting securities of the Administrative Class and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the “Plan Trustees”), cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

Each of the Administrative Plans provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Trustees defined above. Each of the Administrative Distribution Plans further provides that it may not take effect unless approved by the vote of a majority of the outstanding voting securities of the Administrative Class.

Each of the Administrative Plans provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Trustees defined above. Each of the Administrative Plans provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to that Plan or any related agreement shall provide to the Trustees, and the Board of Trustees shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Each of the Administrative Plans is a “reimbursement plan,” which means that fees are payable to the relevant financial intermediary only to the extent necessary to reimburse expenses incurred pursuant to such plan. Each of the Administrative Plans provides that expenses payable under the Administrative Plans may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more that 0.25% of the respective average daily net assets of the Administrative Class shares may be used in any month to pay expenses under that class’s Administrative Plans. Each of the Administrative Plans requires that the Administrative Class shares incur no interest or carrying charges.

Rules of the FINRA limit the amount of distribution fees that may be paid by mutual funds. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that some, if not all, of the fees paid pursuant to both Administrative Plans will qualify as “service fees” and therefore will not be limited by FINRA rules which limit distribution fees. However, service fees are limited by FINRA rules that limit service fees to 0.25% of a Fund’s average annual net assets.

Additional Information About Institutional and Administrative Class Shares

Institutional Class and Administrative Class shares of the Trust also may be offered through brokers, other financial intermediaries and other entities, such as retirement or savings plans and their sponsors or service providers (“service agents”), that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. The Distributor, PIMCO and their affiliates may pay, out of their own assets and at no cost to the Funds, amounts to service agents for providing bona fide shareholder services to shareholders holding Institutional or Administrative Class shares through such service agents. Such services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Service agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service agents also may independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemption of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. In addition, the Distributor, PIMCO and their affiliates also may make payments out of their own resources, at no cost to the Funds, to financial intermediaries for services which may be deemed to be primarily intended to result in the sale of Institutional or Administrative Class shares of the Funds. The payments described in this paragraph may be significant to the payors and the payees.

Payments Pursuant to the Administrative Plans for Administrative Class Shares

For the fiscal years ended March 31, 2007, March 31, 2006 and March 31, 2005, the Trust paid qualified service providers an aggregate amount of $59,055,775, $55,905,548, and $49,833,048, respectively, pursuant to the Administrative Services Plan and the Administrative Distribution Plan. Such payments were allocated among the Funds with operational Administrative Class shares listed below as follows:

Fund	Year Ended 3/31/07	Year Ended 3/31/06	Year Ended 3/31/05
All Asset Fund	$340,000	$169,446	$58,410
California Intermediate Municipal Bond Fund	4,395	4,367	5,099
CommodityRealReturn Strategy Fund®	1,748,906	603,606	89,575
Convertible Fund	30	27	328
Developing Local Markets Fund	13	N/A	N/A
Diversified Income Fund	11,065	9,677	3,043
Emerging Markets Bond Fund	76,179	53,906	40,641
Floating Income Fund	16,653	6	N/A
Foreign Bond Fund (U.S. Dollar-Hedged)	132,567	150,598	120,602
Foreign Bond Fund (Unhedged)	771,124	2	N/A
Fundamental IndexPLUS™ Fund	29	20	N/A
Fundamental IndexPLUS™ TR Fund	28	19	N/A
Global Bond Fund (Unhedged)	218,574	501,065	115,470
Global Bond Fund (U.S. Dollar-Hedged)	29	28	26
High Yield Fund	1,989,640	1,784,285	1,715,603
International StocksPLUS® TR Strategy Fund (Unhedged)	9	N/A	N/A
Investment Grade Corporate Bond Fund	2,986	2,495	3,817
Long-Term U.S. Government Fund	225,961	298,784	321,852
Low Duration Fund	748,452	874,402	1,069,725
Low Duration Fund II	2,425	3,919	2,928
Low Duration Fund III	59	60	38
Money Market Fund	23,386	25,387	27,267
Mortgage-Backed Securities Fund	32,700	27,603	31,046
Municipal Bond Fund	2,519	3,374	42,372
Real Return Fund	1,116,006	2,253,936	2,318,627
Short Duration Municipal Income Fund	25	26	555
Short-Term Fund	2,612,847	2,172,330	1,260,124
StocksPLUS® Fund	85,493	285,038	926,832
Total Return Fund	48,605,855	46,355,015	41,352,512
Total Return Fund II	247,495	289,754	308,913
Total Return Fund III	40,324	36,373	17,643

The remaining Funds did not make payments under either Administrative Plan.

Plan for Class D Shares

As described under “Management of the Trust-Administrator,” the Funds’ Administration Agreement includes a plan (the “Class D Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act which provides for the payment of up to 0.25% of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

Specifically, the Administration Agreement provides that the Administrator shall provide in respect of Class D shares (either directly or by procuring through other entities, including various financial services firms such as broker-dealers and registered investment advisors (“Service Organizations”)) some or all of the following services and facilities in connection with direct purchases by shareholders or in connection with products, programs or accounts offered by such Service Organizations (“Special Class D Services”): (i) facilities for placing orders directly for the purchase of a Fund’s shares and tendering a Fund’s Class D shares for redemption; (ii) advertising with respect to a Fund’s Class D shares; (iii) providing information about the Funds; (iv) providing facilities to answer questions from prospective investors about the Funds; (v) receiving and answering correspondence, including requests for Prospectuses and statements of additional information; (vi) preparing, printing and delivering Prospectuses and shareholder reports to prospective shareholders; (vii) assisting investors in applying to purchase Class D shares and selecting dividend and other account options; and (viii) shareholder services provided by a Service Organization that may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; performing similar account administrative services; providing such shareholder communications and recordkeeping services as may be required for any program for which the Service Organization is a sponsor that relies on Rule 3a-4 under the 1940 Act; and providing such other similar services as may reasonably be requested to the extent the Service Organization is permitted to do so under applicable statutes, rules, or regulations.

The Administrator has entered into an agreement with the Distributor under which the Distributor is compensated for providing or procuring certain of the Class D Services at the rate of 0.25% per annum of all assets attributable to Class D shares sold through the Distributor. A financial intermediary may be paid for its services directly or indirectly by the Funds, PIMCO, the Distributor or their affiliates in amounts normally not to exceed an annual rate of 0.35% of a Fund’s average daily net assets attributable to its Class D shares and purchased through such financial intermediary for its clients. The Trust and the Administrator understand that some or all of the Special Class D Services pursuant to the Administration Agreement may be deemed to represent services primarily intended to result in the sale of Class D shares. The Administration Agreement includes the Class D Plan to account for this possibility. The Administration Agreement provides that any portion of the fees paid thereunder in respect of Class D shares representing reimbursement for the Administrator’s and the Distributor’s expenditures and internally allocated expenses in respect of Class D Services of any Fund shall not exceed the rate of 0.25% per annum of the average daily net assets of such Fund attributable to Class D shares. In addition to the other payments described in this paragraph, the Distributor, PIMCO and their affiliates also may make payments out of their own resources, at no cost to the Funds, to financial intermediaries for services which may be deemed to be primarily intended to result in the sale of Class D shares of the Funds. The payments described in this paragraph may be significant to the payors and the payees.

In accordance with Rule 12b-1 under the 1940 Act, the Class D Plan may not be amended to increase materially the costs which Class D shareholders may bear under the Plan without approval of a majority of the outstanding Class D shares, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees (“disinterested Class D Plan Trustees”) who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments. The Class D Plan may not take effect until approved by a vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Class D Plan Trustees. In addition, the Class D Plan may not take effect unless it is approved by the vote of a majority of the outstanding Class D shares and it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Class D Plan Trustees.

With respect to the Class D Plan, the Administration Agreement requires the Administrator to present reports as to out-of-pocket expenditures and internal expenses allocations of the Administrator and the Distributor at least quarterly and in a manner that permits the disinterested Class D Plan Trustees to determine that portion of the Class D administrative fees paid thereunder which represents reimbursements in respect of Special Class D Services.

Rules of the FINRA limit the amount of distribution fees that may be paid by mutual funds. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to the Class D Plan will qualify as “service fees” and therefore will not be limited by FINRA rules which limit distribution fees. However, service fees are limited by FINRA rules that limit service fees to 0.25% of a Fund’s average annual net assets.

Payments Pursuant to Class D Plan

For the fiscal year ended March 31, 2007, March 31, 2006 and March 31, 2005, the Trust paid $21,113,685, $20,283,173, and $14,542,482, respectively, pursuant to the Class D Plan, of which the indicated amounts were attributable to the following operational Funds:

Fund	Year Ended 3/31/07	Year Ended 3/31/06	Year Ended 3/31/05
All Asset Fund	$902,273	$882,978	$320,877
All Asset All Authority Fund	28,880	9,792	N/A
California Intermediate Municipal Bond Fund	6,909	7,593	10,258
California Short Duration Municipal Income Fund	12	N/A	N/A
CommodityRealReturn Strategy Fund®	3,077,842	3,423,673	1,806,537
Developing Local Markets Fund	772,980	199,959	N/A
Diversified Income Fund	76,806	83,167	47,811
Emerging Markets Bond Fund	553,493	582,480	424,727
Floating Income Fund	316,110	146,763	29,355
Foreign Bond Fund (U.S. Dollar-Hedged)	578,531	683,884	492,997
Foreign Bond Fund (Unhedged)	323,575	242,915	62,869
Fundamental IndexPLUS™ Fund	6	N/A	N/A
Fundamental IndexPLUS™ TR Fund	45,548	5,659	N/A
GNMA Fund	30,246	20,725	23,281
High Yield Fund	1,066,806	1,076,814	1,022,466
High Yield Municipal Bond Fund	2,164	N/A	N/A
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	9,341	6,613	548
International StocksPLUS® TR Strategy Fund (Unhedged)	92	N/A	N/A
Investment Grade Corporate Bond Fund	3,898	1,232	76
Low Duration Fund	1,199,884	1,580,133	1,694,583
Mortgage-Backed Securities Fund	262,140	255,884	246,937
Municipal Bond Fund	106,143	75,917	58,427
New York Municipal Bond Fund	19,675	12,044	7,772
Real Return Fund	2,459,989	3,078,663	2,487,876
RealEstateRealReturn Strategy Fund	27,479	34,225	7,210
Short Duration Municipal Income Fund	75,150	76,007	88,653
Short-Term Fund	231,138	399,315	558,906
Small Cap StocksPLUS® TR Fund	86	N/A	N/A
StocksPLUS® Fund	32,506	34,200	27,116
StocksPLUS® Total Return Fund	9,282	5,982	2,113
StocksPLUS® TR Short Strategy Fund	184	N/A	N/A
Total Return Fund	8,896,871	7,356,558	5,121,089

Purchases, Exchanges and Redemptions

Purchases, exchanges and redemptions of Class A, Class B, Class C, Class D and Class R shares are discussed in the Class A, B and C, Class D and Class R Prospectuses under the headings “Buying Shares,” “Exchanging Shares,” and “Selling Shares,” and in the Guide (with respect to Class A, B, C and R shares only), and that information is incorporated herein by reference. Purchases. Purchases, exchanges and redemptions of Institutional and Administrative Class shares are discussed in the Institutional and Administrative Class Prospectus under the headings “Purchasing Shares,” “Exchange Privilege,” and “Redeeming Shares,” and in the Guide (with respect to Class A, B, C and R shares only), and that information is incorporated herein by reference.

Certain managed account clients of PIMCO may purchase shares of the Trust. To avoid the imposition of duplicative fees, PIMCO may be required to make adjustments in the management fees charged separately by PIMCO to these clients to offset the management fees and expenses paid indirectly through a client’s investment in the Trust.

Certain clients of PIMCO whose assets would be eligible for purchase by one or more of the Funds may purchase shares of the Trust with such assets. Assets so purchased by a Fund will be valued in accordance with procedures adopted by the Board of Trustees.

Certain shares of the Funds are not qualified or registered for sale in all states. Prospective investors should inquire as to whether shares of a particular Fund or class are available for offer and sale in their state of domicile or residence. Shares of a Fund may not be offered or sold in any state unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

Independent financial intermediaries unaffiliated with PIMCO may perform shareholder servicing functions with respect to certain of their clients whose assets may be invested in the Funds. These services, normally provided by PIMCO directly to Trust shareholders, may include the provision of ongoing information concerning the Funds and their investment performance, responding to shareholder inquiries, assisting with purchases, redemptions and exchanges of Trust shares, and other services. PIMCO may pay fees to such entities for the provision of these services which PIMCO normally would perform, out of PIMCO’s own resources.

As described in the Class A, B and C, Class D and Class R Prospectuses under the caption “Exchanging Shares,” and in the Institutional and Administrative Class Prospectuses under the caption “Exchange Privilege,” and in the Guide (with respect to Class A, B, C and R shares only), a shareholder may exchange shares of any Fund for shares of any other Fund of the Trust or any series of Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series), within the same class on the basis of their respective net asset values. In addition, a shareholder may exchange Class A shares of any Fund for Class A shares of Allianz RCM Global EcoTrends Fund (the “RCM EcoTrends Fund”), a closed-end “interval” fund for which Allianz Global Investors Fund Management LLC (“AGIFM”), an affiliate of PIMCO, serves as investment manager and certain affiliates of AGIFM serve as subadvisers, as well as any other interval fund that may be established and managed by AGIFM and its affiliates in the future. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in the Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%) exchanges his shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder’s investment in the first Fund as described in the applicable Prospectus.

Orders for exchanges accepted prior to the close of regular trading on the NYSE on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the NYSE on any business day will be executed at the respective net asset values determined at the close of the next business day.

An excessive number of exchanges may be disadvantageous to the Trust. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12-month period or in any calendar quarter. The Trust reserves the right to modify or discontinue the exchange privilege at any time.

The Trust reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Funds, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may, in unusual circumstances, redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held in the Funds’ portfolios.

The Trust has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of a Fund. Under these procedures, the Trust generally may satisfy a redemption request from an affiliated person in-kind, provided that: (1) the redemption-in-kind is effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (2) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value; (3) the redemption-in-kind is consistent with the Fund’s Prospectus and Statement of Additional Information; and (4) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount, the minimums of which are currently set at $250 for Class A, Class B and Class C shares, $2,000 for Class D shares, $50,000 for Class R shares, and $100,000 for Institutional Class, and Administrative Class shares ($10,000 with respect to Institutional Class and Administrative Class accounts opened before January 1, 1995). The Prospectuses may set higher minimum account balances for one or more classes from time to time depending upon the Trust’s current policy. An investor will be notified that the value of his account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least the specified amount before the redemption is processed. The Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees. The Trust also may charge periodic account fees for accounts that fall below minimum balances, as described in the Prospectuses.

Additional Information About the Shares

From time to time, PIMCO may pay or reimburse broker-dealers, banks, recordkeepers or other financial institutions for PIMCO’s attendance at investment forums sponsored by such firms, or PIMCO may co-sponsor such investment forums with such financial institutions. Payments and reimbursements for such activities are made out of PIMCO’s own assets and at no cost to the Funds. These payments and reimbursements may be made from profits received by PIMCO from advisory fees and administrative fees paid to PIMCO by the Trust. Such activities may provide incentives to financial institutions to sell shares of the Funds. Additionally, these activities may give PIMCO additional access to sales representatives of such financial institutions, which may increase sales of Fund shares.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Funds’ Prospectuses and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-927-4648 for Institutional or Administrative class shares or 1-800-426-0107 for all other share classes. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust, the Trust will begin sending you individual copies.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Trust and for the other investment advisory clients of PIMCO are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investments by the Funds also may be appropriate for other clients served by PIMCO. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time, including accounts in which PIMCO, its officers or employees may have a financial interest. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by PIMCO is considered at or about the same time, transactions in such securities will be allocated among the Fund and other clients pursuant to PIMCO’s trade allocation policy that is designed to ensure that all accounts, including the Funds, are treated fairly, equitably, and in a non-preferential manner, such that allocations are not based upon fee structure or portfolio manager preference.

PIMCO may aggregate orders for the Funds with simultaneous transactions entered into on behalf of other clients of PIMCO when, in PIMCO’s reasonable judgment, aggregation may result in an overall economic benefit to the Funds and other clients in terms of pricing, brokerage commissions or other expenses. When feasible, PIMCO allocates trades prior to execution. When pre-execution allocation is not feasible, PIMCO promptly allocates trades following established and objective procedures. Allocations generally are made at or about the time of execution and before the end of the trading day. As a result, one account may receive a price for a particular transaction that is different from the price received by another account for a similar transaction on the same day. In general, trades are allocated among portfolio managers on a pro rata basis (to the extent a portfolio manager decides to participate fully in the trade), for further allocation by each portfolio manager among that manager’s eligible accounts. In allocating trades among accounts, portfolio managers generally consider a number of factors, including, but not limited to, each account’s deviation (in terms of risk exposure and/or performance characteristics) from a relevant model portfolio, each account’s investment objectives, restrictions and guidelines, its risk exposure, its available cash, and its existing holdings of similar securities. Once trades are allocated, they may be reallocated only in unusual circumstances due to recognition of specific account restrictions.

In some cases, PIMCO may sell a security on behalf of a client, including the Funds, to a broker-dealer that thereafter may be purchased for the accounts of one or more of PIMCO’s other clients, including the Funds, from that or another broker-dealer. PIMCO has adopted procedures it believes are reasonably designed to obtain the best price and execution for the transactions by each account.

Brokerage and Research Services

There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

PIMCO places all orders for the purchase and sale of portfolio securities, options and futures contracts for the relevant Fund and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, PIMCO uses its best efforts to obtain for the Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, PIMCO, having in mind the Trust’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Changes in the aggregate amount of brokerage commissions paid by a Fund from year-to-year may be attributable to changes in the asset size of the Fund, the volume of portfolio transactions effected by the Fund, the types of instruments in which the Fund invests, or the rates negotiated by PIMCO on behalf of the Funds.

Brokerage Commissions Paid

For the fiscal years ended March 31, 2007, 2006 and 2005, the following amounts of brokerage commissions were paid by each operational Fund:

Fund	Year Ended 3/31/07	Year Ended 3/31/06	Year Ended 3/31/05
All Asset Fund	N/A	N/A	N/A
All Asset All Authority Fund	N/A	N/A	N/A
California Intermediate Municipal Bond Fund	$8,418	$7,586	$26,816
California Short Duration Municipal Income Fund	26	N/A	N/A
CommodityRealReturn Strategy Fund®	1,014,371	477,513	108,525
Convertible Fund	13,970	25,682	20,135
Developing Local Markets Fund	0	1,875	N/A
Diversified Income Fund	131,905	70,136	53,220
Emerging Markets Bond Fund	418,768	59,623	42,513
European StocksPLUS® TR Strategy Fund	1,287	1,009	3,138
Extended Duration Fund	832	N/A	N/A
Far East (ex-Japan) StocksPLUS® TR Strategy Fund	2,681	2,448	6,048
Floating Income Fund	140,298	49,009	246,461
Foreign Bond Fund (Unhedged)	243,444	143,268	48,225
Foreign Bond Fund (U.S. Dollar-Hedged)	325,787	284,223	188,021
Fundamental IndexPLUS™ Fund	11,153	4,402	N/A
Fundamental IndexPLUS™ TR Fund	61,601	44,718	N/A
Global Bond Fund (Unhedged)	161,866	172,404	124,693
Global Bond Fund (U.S. Dollar-Hedged)	41,421	21,182	16,835
GNMA Fund	3,458	14,155	51,428
High Yield Fund	731,450	1,159,690	742,611
High Yield Municipal Bond Fund	241	N/A	N/A
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	71,208	31,261	53,087
International StocksPLUS® TR Strategy Fund (Unhedged)	1,632	N/A	N/A
Investment Grade Corporate Bond Fund	6,247	4,461	3,481
Japanese StocksPLUS® TR Strategy Fund	8,259	4,188	4,595
Long Duration Total Return Fund	1,316	N/A	N/A

Fund	Year Ended 3/31/07	Year Ended 3/31/06	Year Ended 3/31/05
Long-Term U.S. Government Fund	$1,791,273	$791,483	$563,380
Low Duration Fund	1,714,665	1,400,385	438,426
Low Duration Fund II	44,324	50,301	18,730
Low Duration Fund III	14,238	12,142	2,999
Moderate Duration Fund	226,993	149,261	230,523
Money Market Fund	N/A	N/A	N/A
Mortgage-Backed Securities Fund	13,046	19,745	19,875
Municipal Bond Fund	28,021	14,073	62,228
New York Municipal Bond Fund	3,270	2,400	3,604
Real Return Fund	1,033,538	704,810	527,326
Real Return Asset Fund	119,876	69,051	14,684
RealEstateRealReturn Strategy Fund	44,285	41,699	7,313
Short Duration Municipal Income Fund	13,663	17,101	103,679
Short-Term Fund	173,544	121,958	68,283
Small Cap StocksPLUS® TR Fund	2,001	N/A	N/A
StocksPLUS® Fund	339,056	522,509	621,448
StocksPLUS® TR Short Strategy Fund	54,853	33,543	5,143
StocksPLUS® Total Return Fund	85,285	101,203	216,610
Total Return Fund	11,340,729	10,277,545	12,005,112
Total Return Fund II	223,155	274,672	283,609
Total Return Fund III	212,436	202,194	186,434

PIMCO places orders for the purchase and sale of portfolio investments for the Funds’ accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Funds, PIMCO will seek the best price and execution of the Funds’ orders. In doing so, a Fund may pay higher commission rates than the lowest available when PIMCO believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Trust may use broker-dealers that sell Fund shares to effect the Trust’s portfolio transactions, the Trust and PIMCO will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, PIMCO may receive research services from many broker-dealers with which PIMCO places the Trust’s portfolio transactions. PIMCO also may receive research or research related credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund. These services, which in some cases also may be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to PIMCO in advising various of its clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fee paid by the Trust would not be reduced in the event that PIMCO and its affiliates received such services.

As permitted by Section 28(e) of the 1934 Act, PIMCO may cause the Trust to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to PIMCO an amount of disclosed commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

As noted above, PIMCO may purchase new issues of securities for the Trust in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide PIMCO with research in addition to selling the securities (at the fixed public offering price) to the Trust or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Trust, other PIMCO clients, and PIMCO without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

PIMCO may place orders for the purchase and sale of portfolio securities with a broker-dealer that is affiliated to PIMCO where, in PIMCO’s judgment, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

Pursuant to applicable sections under the 1940 Act, a broker-dealer that is an affiliate of the Adviser or sub-adviser may receive and retain compensation for effecting portfolio transactions for a Fund if the commissions paid to such an affiliated broker-dealer by a Fund do not exceed one per centum of the purchase or sale price of such securities.

Since the Funds invest primarily in fixed income securities, which are generally not subject to stated brokerage commissions, as described above, their investments in securities subject to stated commissions generally constitute a small percentage of the aggregate dollar amount of their transactions.

SEC rules further require that commissions paid to such an affiliated broker-dealer, or PIMCO by a Fund on exchange transactions not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Funds did not pay any commissions to affiliated brokers during the fiscal years ended March 31, 2007, 2006 and 2005.

Holdings of Securities of the Trust’s Regular Brokers and Dealers

The following table indicates the value of each operational Fund’s aggregate holdings, in thousands, of the securities of its regular brokers or dealers for the fiscal year ended March 31, 2007.

All Asset All Authority Fund	State Street Bank & Trust Co.	511

All Asset Fund	State Street Bank & Trust Co.	583

California Intermediate Municipal Bond Fund	State Street Bank & Trust Co.	1,086

California Short Duration Municipal Income Fund	State Street Bank & Trust Co.	75

Consolidated CommodityRealReturn Strategy Fund®*	J.P. Morgan Chase & Co.	258,243
	Bear Stearns Securities Corp.	222,427
	Lehman Brothers, Inc.	212,899
	Morgan Stanley Group, Inc.	203,424
	Banc of America Global Securities	183,020
	Credit Suisse First Boston Corp.	180,179
	Merrill Lynch, Pierce, Fenner, & Smith Incorporated	160,288

	UBS Warburg LLC	111,460
	Goldman, Sachs & Co.	78,936
	Citigroup Global Markets, Inc.	78,082
	Wachovia Securities	77,911
	Deutsche Bank Securities, Inc.	38,847
	State Street Bank & Trust Co.	7,807

Convertible Fund	Deutsche Bank Securities Inc.	1,213
	Lehman Brothers, Inc.	606
	Merrill Lynch, Pierce, Fenner, & Smith Incorporated	426
	Goldman, Sachs & Co.	231
	Lehman Brothers, Inc.	123

Developing Local Markets Fund	Citigroup Global Markets, Inc.	266,728
	Wachovia Securities	104,662
	UBS Warburg LLC	97,705
	Goldman Sachs & Co.	88,172
	Lehman Brothers, Inc.	80,401
	JPMorgan Chase & Co.	60,032
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	54,005
	Morgan Stanley Group, Inc.	52,344
	Banc of America Global Securities	51,389
	Bear Stearns Securities Corp.	43,976
	State Street Bank & Trust Co.	6,553
	Deutsche Bank Securities, Inc.	4,304

Diversified Income Fund	UBS Warburg LLC	75,572
	Banc of America Global Securities	68,347
	Morgan Stanley Group, Inc.	44,669
	JPMorgan Chase & Co.	20,790
	Lehman Brothers, Inc.	17,003
	Credit Suisse First Boston Corp.	16,878
	Citigroup Global Markets, Inc.	7,246
	Goldman, Sachs & Co.	6,836
	State Street Bank & Trust Co.	4,770
	Bear Stearns Securities Corp.	1,065
	Wachovia Securities	495

Emerging Local Bond Fund	UBS Warburg LLC	13,712
	Banc of America Global Securities	13,584
	State Street Bank & Trust Co.	52

Emerging Markets Bond Fund	UBS Warburg LLC	117,760
	Banc of America Global Securities	76,301
	Morgan Stanley Group, Inc.	66,042
	Lehman Brothers, Inc.	17,000
	Citigroup Global Markets, Inc.	3,107
	State Street Bank & Trust Co.	2,842

European StocksPLUS® TR Strategy Fund	UBS Warburg LLC	299
	Lehman Brothers, Inc.	282
	Merrill Lynch, Pierce, Fenner, & Smith Incorporated	152
	Citigroup Global Markets, Inc.	136

	State Street Bank & Trust Co.	134
	Morgan Stanley Group, Inc.	97
	J.P. Morgan Chase & Co.	67
	Goldman, Sachs & Co.	40
	Wachovia Securities	25

Extended Duration Fund	UBS Warburg LLC	100
	State Street Bank & Trust Co.	91
	Bear Stearns Securities Corp.	25
	JPMorgan Chase & Co.	20
	Goldman Sachs & Co.	16
	Citigroup Global Markets, Inc.	10
	Deutsche Bank Securities, Inc.	10

Far East (ex-Japan) StocksPLUSTM TR Strategy Fund	State Street Bank & Trust Co.	567
	Citigroup Global Markets, Inc.	488
	Lehman Brothers, Inc.	327
	Goldman, Sachs & Co.	324
	J.P. Morgan Chase & Co.	291
	Bear Stearns Securities Corp.	192
	Morgan Stanley Group, Inc.	128
	Banc of America Global Securities	101
	Merrill Lynch, Pierce, Fenner, & Smith Incorporated	83
	UBS Warburg LLC	44

Floating Income Fund	Citigroup Global Markets, Inc.	156,375
	Wachovia Securities	87,010
	Lehman Brothers, Inc.	83,343
	Goldman, Sachs & Co.	76,019
	Banc of America Global Securities	69,431
	Morgan Stanley Group, Inc.	63,840
	Bear Stearns Securities Corp.	59,593
	Merrill Lynch, Pierce, Fenner, & Smith Incorporated	46,152
	JPMorgan Chase & Co.	24,089
	Credit Suisse First Boston Corp.	19,231
	Deutsche Bank Securities Inc.	8,712
	UBS Warburg LLC	5,217

Foreign Bond Fund (U.S. Dollar-Hedged)	UBS Warburg LLC	47,864
	Lehman Brothers, Inc.	43,547
	Citigroup Global Markets, Inc.	43,373
	JPMorgan Chase & Co.	23,193
	Banc of America Global Securities	15,924
	Deutsche Bank Securities, Inc.	12,755
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	11,781
	Bear Stearns Securities Corp.	8,520
	Goldman Sachs & Co.	5,241
	Morgan Stanley Group, Inc.	5,132
	State Street Bank & Trust Co.	4,535
	Greenewell	4,114
	Credit Suisse First Boston Corp.	1,342

Foreign Bond Fund (Unhedged)	Banc of America Global Securities	73,888
	UBS Warburg LLC	49,124
	Lehman Brothers, Inc.	38,263
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	32,928
	Citigroup Global Markets, Inc.	32,310
	Bear Stearns Securities Corp.	20,931
	Wachovia Securities	18,937
	Deutsche Bank Securities, Inc.	18,218
	JPMorgan Chase & Co.	15,711
	Credit Suisse First Boston Corp.	13,302
	Morgan Stanley Group, Inc.	11,912
	Goldman Sachs & Co.	9,875
	State Street Bank & Trust Co.	428

Fundamental IndexPLUSTM Fund	J.P. Morgan Chase & Co.	21,272
	Lehman Brothers, Inc.	13,026
	Citigroup Global Markets, Inc.	12,098
	Merrill Lynch, Pierce, Fenner, & Smith Incorporated	11,834
	Banc of America Global Securities	11,318
	Goldman, Sachs & Co.	10,257
	Morgan Stanley Group, Inc.	6,851
	UBS Warburg LLC	6,635
	Bear Stearns Securities Corp.	6,585
	Wachovia Securities	4,322
	Deutsche Bank Securities, Inc.	4,321
	State Street Bank & Trust Co.	2,190

Fundamental IndexPLUSTM TR Fund	Lehman Brothers, Inc.	24,598
	J.P. Morgan Chase & Co.	14,500
	Goldman, Sachs & Co.	14,080
	Merrill Lynch, Pierce, Fenner, & Smith Incorporated	13,807
	Bear Stearns Securities Corp.	8,779
	Morgan Stanley Group, Inc.	7,537
	Citigroup Global Markets, Inc.	6,315
	Deutsche Bank Securities, Inc.	5,380
	Banc of America Global Securities	4,906
	Wachovia Securities	4,184
	State Street Bank & Trust Co.	3,875
	Credit Suisse First Boston Corp.	1,043
	UBS Warburg LLC	782

Global Bond Fund (U.S. Dollar-Hedged)	State Street Bank & Trust Co.	3,830
	UBS Warburg LLC	3,154
	JPMorgan Chase & Co.	1,407
	Goldman Sachs & Co.	962
	Bear Stearns Securities Corp.	935
	Banc of America Global Securities	924
	Wachovia Securities	811
	Morgan Stanley Group, Inc.	201

	Merrill Lynch, Pierce, Fenner & Smith Incorporated	180
	Credit Suisse First Boston Corp.	42

Global Bond Fund (Unhedged)	UBS Warburg LLC	21,626
	Lehman Brothers, Inc.	11,234
	Citigroup Global Markets, Inc.	8,853
	Banc of America Global Securities	7,319
	JPMorgan Chase & Co.	7,264
	Bear Stearns Securities Corp.	6,326
	State Street Bank & Trust Co.	5,744
	Wachovia Securities	4,361
	Morgan Stanley Group, Inc.	2,102
	Goldman Sachs & Co.	1,943
	Credit Suisse First Boston Corp.	503
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	400

GNMA Fund	State Street Bank & Trust Co.	3,858
	Lehman Brothers, Inc.	2,000
	Banc of America Global Securities	592
	Credit Suisse First Boston Corp.	115

High Yield Fund	UBS Warburg LLC	259,042
	Lehman Brothers, Inc.	46,629
	Deutsche Bank Securities Inc.	33,905
	State Street Bank & Trust Co.	14,676

High Yield Municipal Bond Fund	State Street Bank & Trust Co.	2,457

International StocksPLUSTM TR Strategy Fund (U.S. Dollar-Hedged	Lehman Brothers, Inc.	24,513
	UBS Warburg LLC	17,698
	Citigroup Global Markets, Inc.	12,730
	Bear Stearns Securities Corp.	9,765
	Morgan Stanley Group, Inc.	8,953
	J.P. Morgan Chase & Co.	6,638
	Merrill Lynch, Pierce, Fenner, & Smith Incorporated	4,002
	Goldman, Sachs & Co.	3,903
	Deutsche Bank Securities, Inc.	2,469
	Banc of America Global Securities	1,699
	State Street Bank & Trust Co.	478

International StocksPLUSTM TR Strategy Fund (Unhedged)	Citigroup Global Markets, Inc.	2,794
	Lehman Brothers, Inc.	2,732
	UBS Warburg LLC	2,400
	Banc of America Global Securities	1,624
	J.P. Morgan Chase & Co.	1,491
	Goldman, Sachs & Co.	1,227
	Bear Stearns Securities Corp.	825
	Morgan Stanley Group, Inc.	814
	State Street Bank & Trust Co.	446
	Merrill Lynch, Pierce, Fenner, & Smith Incorporated	417

	Wachovia Securities	315
	Deutsche Bank Securities, Inc.	289

Investment Grade Corporate Bond Fund	Lehman Brothers, Inc.	2,321
	UBS Warburg LLC	1,993
	Banc of America Global Securities	1,806
	Morgan Stanley Group, Inc.	1,651
	Wachovia Securities	1,438
	JPMorgan Chase & Co.	1,364
	Goldman, Sachs & Co.	1,256
	Citigroup Global Markets, Inc.	1,121
	State Street Bank & Trust Co.	766
	Bear Stearns Securities Corp.	202
	Merrill Lynch, Pierce, Fenner, & Smith Incorporated	168
	Goldman, Sachs & Co.	104

Japanese StocksPLUSTM TR Strategy Fund	Lehman Brothers, Inc.	1,693
	Bear Stearns Securities Corp.	1,052
	UBS Warburg LLC	986
	J.P. Morgan Chase & Co.	612
	Goldman, Sachs & Co.	458
	Merrill Lynch, Pierce, Fenner, & Smith Incorporated	294
	Citigroup Global Markets, Inc.	256
	Morgan Stanley Group, Inc.	252
	Banc of America Global Securities	200
	Deutsche Bank Securities, Inc.	176
	State Street Bank & Trust Co.	112
	Wachovia Securities	30

Long Duration Total Return Fund	State Street Bank & Trust Co.	136
	Lehman Brothers, Inc.	100
	Citigroup Global Markets, Inc.	71
	JPMorgan Chase & Co.	30
	Bear Stearns Securities Corp.	25
	Goldman, Sachs & Co.	16
	Deutsche Bank Securities Inc.	10
	Wachovia Securities	9

Long-Term U.S. Government Fund	Lehman Brothers, Inc.	45,208
	Morgan Stanley Group, Inc.	22,566
	Bear Stearns Securities Corp.	18,636
	Citigroup Global Markets, Inc.	14,813
	Banc of America Global Securities	14,544
	State Street Bank & Trust Co.	4,768
	Goldman, Sachs & Co.	4,563
	JPMorgan Chase & Co.	4,369
	Deutsche Bank Securities Inc.	1,507
	Credit Suisse First Boston Corp.	1,374
	Merrill Lynch, Pierce, Fenner, & Smith Incorporated	1,101

Low Duration Fund	Bear Stearns Securities Corp.	486,018
	Banc of America Global Securities	451,508

	Goldman, Sachs & Co.	281,491
	UBS Warburg LLC	231,391
	Morgan Stanley Group, Inc.	148,671
	Merrill Lynch, Pierce, Fenner, & Smith Incorporated	144,860
	Lehman Brothers, Inc.	142,822
	Wachovia Securities	118,387
	Citigroup Global Markets, Inc.	91,262
	Credit Suisse First Boston Corp.	22,983
	Deutsche Bank Securities Inc.	17,294
	JPMorgan Chase & Co.	13,332
	State Street Bank & Trust Co.	5,367

Low Duration Fund II	Credit Suisse First Boston Corp.	46,101
	Banc of America Global Securities	22,685
	Lehman Brothers, Inc.	17,538
	Goldman Sachs & Co.	14,904
	Bear Stearns Securities Corp.	11,459
	State Street Bank & Trust Co.	5,415
	JPMorgan Chase & Co.	5,283
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	4,983
	Wachovia Securities	4,704
	Morgan Stanley Group, Inc.	4,105
	Citigroup Global Markets, Inc.	3,465
	UBS Warburg LLC	1,016
	Deutsche Bank Securities, Inc.	954

Low Duration Fund III	Lehman Brothers, Inc.	6,359
	Citigroup Global Markets, Inc.	4,525
	Banc of America Global Securities	4,018
	UBS Warburg LLC	3,186
	Goldman Sachs & Co.	3,022
	Bear Stearns Securities Corp.	2,914
	Morgan Stanley Group, Inc.	1,659
	Wachovia Securities	1,577
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	1,101
	State Street Bank & Trust Co.	834
	Credit Suisse First Boston Corp.	166
	JPMorgan Chase & Co.	22

Moderate Duration Fund	Lehman Brothers, Inc.	84,205
	Banc of America Global Securities	50,887
	UBS Warburg LLC	47,462
	Citigroup Global Markets, Inc.	26,045
	Goldman, Sachs & Co.	19,102
	Merrill Lynch, Pierce, Fenner, & Smith Incorporated	16,199
	Morgan Stanley Group, Inc.	9,704
	Bear Stearns Securities Corp.	6,180
	Wachovia Securities	6,008
	State Street Bank & Trust Co.	5,132
	Credit Suisse First Boston Corp.	144

Money Market Fund	Credit Suisse First Boston Corp.	30,100
	UBS Warburg LLC	13,857
	Morgan Stanley Group, Inc.	3,503
	Lehman Brothers, Inc.	3,401
	Bear Stearns Securities Corp.	3,203
	Wachovia Securities	3,001
	State Street Bank & Trust Co.	597

Mortgage-Backed Securities Fund	UBS Warburg LLC	14,579
	State Street Bank & Trust Co.	5,852
	Wachovia Securities	2,636
	Goldman, Sachs & Co.	1,642
	Bear Stearns Securities Corp.	1,509
	Lehman Brothers, Inc.	1,316
	Banc of America Global Securities	905
	Credit Suisse First Boston Corp.	72
	Morgan Stanley Group, Inc.	50
	Merrill Lynch, Pierce, Fenner, & Smith Incorporated	49

Municipal Bond Fund	State Street Bank & Trust Co.	2,631

New York Municipal Bond Fund	State Street Bank & Trust Co.	6,823

Real Return Asset Fund	UBS Warburg LLC	30,011
	Citigroup Global Markets, Inc.	10,592
	Lehman Brothers, Inc.	8,960
	Banc of America Global Securities	7,204
	Wachovia Securities	5,203
	State Street Bank & Trust Co.	4,953
	Goldman, Sachs & Co.	3,271
	Merrill Lynch, Pierce, Fenner, & Smith Incorporated	660

Real Return Fund	Lehman Brothers, Inc.	85,897
	Banc of America Global Securities	46,318
	Goldman Sachs & Co.	41,391
	Citigroup Global Markets, Inc.	33,304
	Wachovia Securities	30,519
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	21,192
	Bear Stearns Securities Corp.	9,954
	Morgan Stanley Group, Inc.	6,379
	State Street Bank & Trust Co.	5,136
	JPMorgan Chase & Co.	352

RealEstateRealReturn Strategy Fund	Lehman Brothers, Inc.	3,202
	Citigroup Global Markets, Inc.	1,379
	Goldman, Sachs & Co.	1,356
	State Street Bank & Trust Co.	914
	Wachovia Securities	801
	Merrill Lynch, Pierce, Fenner, & Smith Incorporated	92

Short Duration Municipal Income Fund	State Street Bank & Trust Co.	2,590

Short-Term Fund	UBS Warburg LLC	179,685
	Banc of America Global Securities	148,995
	Goldman Sachs & Co.	81,778
	Bear Stearns Securities Corp.	75,609
	Citigroup Global Markets, Inc.	60,050
	Wachovia Securities	54,307
	Morgan Stanley Group, Inc.	53,875
	Lehman Brothers, Inc.	24,757
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	23,438
	State Street Bank & Trust Co.	11,740
	JPMorgan Chase & Co.	10,445
	Deutsche Bank Securities, Inc.	5,728
	Credit Suisse First Boston Corp.	72
	Greenwich Capital Markets, Inc.	16

Small Cap StocksPLUSTM TR Fund	Lehman Brothers, Inc.	1,164
	Citigroup Global Markets, Inc.	517
	J.P. Morgan Chase & Co.	380
	Morgan Stanley Group, Inc.	305
	Goldman, Sachs & Co.	257
	Banc of America Global Securities	171
	State Street Bank & Trust Co.	151
	UBS Warburg LLC	119
	Bear Stearns Securities Corp.	66
	Merrill Lynch, Pierce, Fenner, & Smith Incorporated	56
	Wachovia Securities	30

StocksPLUS® Fund	Lehman Brothers, Inc.	48,570
	UBS Warburg LLC	29,568
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	27,867
	Citigroup Global Markets, Inc.	22,632
	Bear Stearns Securities Corp.	19,890
	Wachovia Securities	17,647
	Banc of America Global Securities	17,584
	Goldman Sachs & Co.	12,545
	Morgan Stanley Group, Inc.	11,688
	State Street Bank & Trust Co.	3,817
	JPMorgan Chase & Co.	2,604
	Credit Suisse First Boston Corp.	1,283

StocksPLUSTM Total Return Fund	Lehman Brothers, Inc.	23,587
	Banc of America Global Securities	12,231
	UBS Warburg LLC	11,954
	Merrill Lynch, Pierce, Fenner, & Smith Incorporated	6,623
	Citigroup Global Markets, Inc.	6,557
	Goldman, Sachs & Co.	5,842
	J.P. Morgan Chase & Co.	5,676
	Bear Stearns Securities Corp.	4,261
	Wachovia Securities	3,903

	State Street Bank & Trust Co.	3,542
	Deutsche Bank Securities, Inc.	2,822
	Morgan Stanley Group, Inc.	839
	Credit Suisse First Boston Corp.	23

StocksPLUSTM TR Short Strategy Fund	Credit Suisse First Boston Corp.	12,382
	Lehman Brothers, Inc.	6,825
	State Street Bank & Trust Co.	5,110
	Citigroup Global Markets, Inc.	2,805
	Wachovia Securities	2,744
	Goldman, Sachs & Co.	2,112
	Banc of America Global Securities	1,779
	Bear Stearns Securities Corp.	1,732
	Merrill Lynch, Pierce, Fenner, & Smith Incorporated	1,603
	Morgan Stanley Group, Inc.	1,602
	J.P. Morgan Chase & Co.	636
	UBS Warburg LLC	450

Total Return Fund	UBS Warburg LLC	3,585,497
	Banc of America Global Securities	2,502,171
	Citigroup Global Markets, Inc.	2,291,053
	Goldman Sachs & Co.	1,519,933
	Bear Stearns Securities Corp.	1,515,403
	Lehman Brothers, Inc.	1,447,187
	Morgan Stanley Group, Inc.	1,316,268
	Wachovia Securities	1,039,773
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	774,876
	State Street Bank & Trust Co.	473,420
	JPMorgan Chase & Co.	372,580
	Deutsche Bank Securities, Inc.	65,884
	Credit Suisse First Boston Corp.	62,055

Total Return Fund II	UBS Warburg LLC	209,791
	Banc of America Global Securities	68,998
	Bear Stearns Securities Corp.	34,786
	Citigroup Global Markets, Inc.	30,780
	Goldman Sachs & Co.	27,327
	Lehman Brothers, Inc.	26,001
	JPMorgan Chase & Co.	25,624
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	25,279
	Wachovia Securities	24,895
	Morgan Stanley Group, Inc.	23,423
	State Street Bank & Trust Co.	5,687
	Deutsche Bank Securities, Inc.	5,008
	Credit Suisse First Boston Corp.	332

Total Return Fund III	Lehman Brothers, Inc.	95,359
	Banc of America Global Securities	63,913
	UBS Warburg LLC	60,523
	Citigroup Global Markets, Inc.	38,502
	Bear Stearns Securities Corp.	30,582

	Morgan Stanley Group, Inc.	29,860
	Goldman Sachs & Co.	27,822
	Wachovia Securities	22,121
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	18,803
	JPMorgan Chase & Co.	12,292
	State Street Bank & Trust Co.	6,003
	Deutsche Bank Securities, Inc.	5,340
	Credit Suisse First Boston Corp.	2,267

Mortgage-Backed Securities Fund	UBS Warburg LLC	14,579
	State Street Bank & Trust Co.	5,852
	Wachovia Securities	2,636
	Goldman, Sachs & Co.	1,642
	Bear Stearns Securities Corp.	1,509
	Lehman Brothers, Inc.	1,316
	Banc of America Global Securities	905
	Credit Suisse First Boston Corp.	72
	Morgan Stanley Group, Inc.	50
	Merrill Lynch, Pierce, Fenner, & Smith Incorporated	49

*	Holdings represent the combined holdings of the CommodityRealReturn Strategy Fund® and its Subsidiary.

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” PIMCO manages the Funds without regard generally to restrictions on portfolio turnover. See “Taxation” below. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates).

The portfolio turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year. Portfolio turnover rates for each Fund that was operational as of the Trust’s most recent fiscal year end for which financial highlights for at least the past five fiscal years are provided in the Prospectuses are set forth under “Financial Highlights” in the applicable Prospectus.

The All Asset and the All Asset All Authority Funds indirectly bear the expenses associated with the portfolio turnover of the Underlying Funds, which may have fairly high portfolio turnover rates (i.e., in excess of 100%). Shareholders in the All Asset and the All Asset All Authority Funds also may bear expenses directly or indirectly through sales of securities held by the Funds and the Underlying Funds which result in realization of taxable capital gains. To the extent such gains relate to securities held for twelve months or less, such gains will be short-term taxable gains taxed at ordinary income tax rates when distributed to shareholders who are individuals.

Each of the All Asset All Authority, CommodityRealReturn Strategy and Low Duration III Funds experienced a higher portfolio turnover rate compared to its prior fiscal year. All Asset All Authority Fund bought and sold Underlying Fund shares more frequently during the 12 month period ended March 31, 2007 than the 12 month period ended March 31, 2006. The CommodityRealReturn Strategy Fund® and Low Duration Fund III bought and sold for forward settlement more frequently during the 12 month period ended March 31, 2007 than the 12 month period ended March 31, 2006.

Disclosure of Portfolio Holdings

Policies and Procedures Generally. The Trust has adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the securities holdings of the Funds (the “Disclosure Policy”). The Disclosure Policy is designed to protect the confidentiality of the Funds’ non-public portfolio holdings information, to prevent the selective disclosure of such information, and to ensure compliance by PIMCO and the Funds with the federal securities laws, including the 1940 Act and the rules promulgated thereunder and general principles of fiduciary duty.

Monitoring and Oversight. The Trust’s Chief Compliance Officer (“CCO”) is responsible for ensuring that PIMCO has adopted and implemented policies and procedures reasonably designed to ensure compliance with the Disclosure Policy and, to the extent the CCO considers necessary, the CCO shall monitor PIMCO’s compliance with its policies and procedures.

Any exceptions to the Disclosure Policy may be made only if approved by the Trust’s CCO upon determining that the exception is in the best interests of the Fund and its shareholders. The CCO must report any exceptions made to the Disclosure Policy to the Trust’s Board of Trustees at its next regularly scheduled meeting.

Quarterly Disclosure. The Funds will publicly disclose the complete schedule of each Fund’s holdings, as reported on a calendar quarter-end basis, by making the information publicly available in a manner consistent with requirements established by the SEC. You may view a Fund’s complete schedule of portfolio holdings for the most recently completed quarter online at http://www.pimco.com, or obtain a copy of the schedule by calling PIMCO at 1-866-746-2606. This information will be available no earlier than the day on which it is transmitted to shareholders in the Funds’ annual and semi-annual reports, or filed with the SEC on Form N-Q, which will occur on or about the sixtieth day after a calendar quarter’s end.

The Funds file their complete schedules of securities holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Defaulted/Distressed Securities. PIMCO may, in its discretion, publicly disclose portfolio holdings information at any time with respect to securities held by the Funds that are in default or experiencing a negative credit event. Any such disclosure will be broadly disseminated via PIMCO’s website at http://www.pimco.com, the Distributor’s website at http://www.allianzinvestors.com, or by similar means.

Confidential Dissemination of Portfolio Holdings Information. No disclosure of non-public portfolio holdings information may be made to any unaffiliated third party except as set forth in this section. This prohibition does not apply to information sharing with the Funds’ service providers, including advisers and sub-advisers (if any) to the Funds, the Funds’ accountant, counsel, transfer agent or custodian, who require access to such information in order to fulfill their contractual duties to the Funds.

In order to facilitate the review of the Funds by certain mutual fund analysts and rating agencies, such as Morningstar and Lipper Analytical Services, as well as pricing services, proxy voting services, or other entities, each Fund or PIMCO may, to the extent permitted under applicable law, distribute non-public information regarding a Fund, including portfolio holdings information, more frequently to such entities that have a legitimate business purpose in receiving such information. The distribution of non-public information must be authorized by an officer of the Trust or PIMCO. Any recipient of non-public information will be subject to a confidentiality agreement that contains, at a minimum, provisions specifying that: (1) the Funds’ non-public information provided is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds and, in particular, that such information may not be traded upon; (2) the recipient of the non-public information agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential; and (3) upon written request from the Funds or PIMCO, the recipient of the non-public information shall promptly return or destroy the information. Neither the Funds nor PIMCO receives compensation or consideration in connection with the distribution of non-public portfolio information.

Non-Specific Information. Under the Disclosure Policy, the Funds or PIMCO may distribute non-specific information about the Funds and/or summary information about the Funds at any time. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality or character of a Fund’s holdings.

NET ASSET VALUE

Net asset value is determined as indicated under “How Fund Shares are Priced” in the Prospectuses. Net asset value will not be determined on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

For all Funds other than the Money Market Fund, portfolio securities and other assets for which market quotations are readily available are valued at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. For NASDAQ traded securities, market value also may be determined on the basis of the NASDAQ Official Closing Price instead of the last reported sales price. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Money Market Fund’s securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

The SEC’s regulations require the Money Market Fund to adhere to certain conditions. The Board of Trustees, as part of its responsibility within the overall duty of care owed to the shareholders, is required to establish procedures reasonably designed, taking into account current market conditions and the Fund’s investment objective, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees’ procedures include a requirement to periodically monitor, as appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Board of Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two. The Board of Trustees will take such steps as it considers appropriate, (e.g., selling securities to shorten the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The Fund also is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 397 days or less (except securities held subject to repurchase agreements having 397 days or less maturity) and to invest only in securities determined by PIMCO under procedures established by the Board of Trustees to be of high quality with minimal credit risks.

Each Fund’s liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees (if any) and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in the Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s “net asset value” per share. Under certain circumstances, the per share net asset value of the Class B and Class C shares of the Funds that do not declare regular income dividends on a daily basis may be lower than the per share net asset value of the Class A shares as a result of the daily expense accruals of the distribution fee applicable to the Class B and Class C shares. Generally, when Funds pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund’s classes.

TAXATION

The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. The discussion is based upon current provisions of the Internal Revenue Code, existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Internal Revenue Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

Each Fund intends to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code. To qualify as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income Test”); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of certain controlled issuers in the same or similar trades or businesses, or the securities of one or more

“qualified publicly traded partnerships”; and (c) distribute each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued.

If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, a Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and reduced rates of taxation on qualified dividend income in the case of individuals. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

As described in the applicable Prospectuses, the CommodityRealReturn Strategy Fund® may gain exposure to the commodities markets through investments in commodity index-linked derivative instruments. On December 16, 2005, the IRS issued Revenue Ruling 2006-01 which held that income derived from commodity index-linked swaps would not be qualifying income. As such, the Fund’s ability to utilize commodity index-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income.

A subsequent revenue ruling, Revenue Ruling 2006-31, clarified the holding of Revenue Ruling 2006-01 by providing that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Internal Revenue Code. The IRS has also issued a private letter ruling to the Fund in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. Based on such ruling, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary (as discussed below).

As discussed in “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiary,” the Fund intends to invest a portion of its assets in the Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. The IRS has also issued another private ruling to the Fund in which the IRS specifically concluded that income derived from the Fund’s investment in the Subsidiary will also be qualifying income to the Fund.

A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Subsidiary will derive income subject to such withholding tax.

The Subsidiary will be treated as a controlled foreign corporation (“CFC”) and the Fund will be treated as a “U.S. shareholder” of the Subsidiary. As a result, the Fund will be required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” The Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

Based on Revenue Ruling 2006-31, IRS guidance and advice of counsel, the Fund will seek to gain exposure to the commodity markets primarily through investments in commodity index-linked or index-linked notes. The use of commodity index-linked notes involves specific risks. The Prospectus, under the heading “Characteristics and Risks of Securities and Investment Techniques—Derivatives—A Note on the CommodityRealReturn Strategy Fund®,” provides further information regarding commodity index-linked notes, including the risks associated with these instruments.

As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Distributions

Each Municipal Fund must have at least 50% of its total assets invested in Municipal Bonds at the end of each calendar quarter so that dividends derived from its net interest income on Municipal Bonds and so designated by the Fund will be “exempt-interest dividends,” which are generally exempt from federal income tax when received by an investor. A portion of the distributions paid by a Municipal Fund may be subject to tax as ordinary income (including certain amounts attributable to bonds acquired at a market discount). In addition, any distributions of net short-term capital gains would be taxed as ordinary income and any distribution of capital gain dividends would be taxed as long-term capital gains. Certain exempt-interest dividends, as described in the applicable Prospectuses, may increase alternative minimum taxable income for purposes of determining a shareholder’s liability for the alternative minimum tax. In addition, exempt-interest dividends allocable to interest from certain “private activity bonds” will not be tax exempt for purposes of the regular income tax to shareholders who are “substantial users” of the facilities financed by such obligations or “related persons” of “substantial users.” The tax-exempt portion of dividends paid for a calendar year constituting “exempt-interest dividends” will be designated after the end of that year and will be based upon the ratio of net tax-exempt income to total net income earned by the Fund during the entire year. That ratio may be substantially different than the ratio of net tax-exempt income to total net income earned during a portion of the year. Thus, an investor who holds shares for only a part of the year may be allocated more or less tax-exempt interest dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net income actually earned by the Fund while the investor was a shareholder. All or a portion of interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Municipal Fund will not be deductible by the shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of the Fund’s total distributions (not including distributions of the excess of net long-term capital gains over net short-term capital losses) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In January of 2006, the Kentucky Court of Appeals held in Davis v. Dept. of Revenue, that a provision in Kentucky tax law which exempts from taxation interest earned on municipal securities of Kentucky or its political subdivisions, but taxes such income when it is derived from non-Kentucky municipal securities violates the Commerce Clause of the United States Constitution. The United States Supreme Court is currently reviewing the decision of the Kentucky Court of Appeals. If the decision is affirmed, there could be an impact on the tax status for state tax purposes of distributions made by the Municipal Funds and there also could be a negative impact on the value of securities held by such Funds and, therefore, the value of Fund shares. In addition, other future changes in federal and/or state laws could possibly have a negative impact on the tax treatment and/or value of municipal securities.

Shareholders of the Municipal Funds receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax exempt income (including exempt-interest dividends distributed by the Fund). The tax may be imposed on up to 50% of a recipient’s benefits in cases where the sum of the recipient’s adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient’s benefits, exceeds a base amount. In addition, up to 85% of a recipient’s benefits may be subject to tax if the sum of the recipient’s adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient’s benefits exceeds a higher base amount. Shareholders receiving social security or railroad retirement benefits should consult with their tax advisors.

In years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder’s basis in the shares. Since certain of the Municipal Funds’ expenses attributable to earning tax-exempt income do not reduce such Fund’s current earnings and profits, it is possible that distributions, if any, in excess of such Fund’s net tax-exempt and taxable income will be treated as taxable dividends to the extent of such Fund’s remaining earnings and profits (i.e., the amount of such expenses).

Except for exempt-interest dividends paid by the Municipal Funds, all dividends and distributions of a Fund, whether received in shares or cash, generally are taxable and must be reported on each shareholder’s federal income tax return. Dividends paid out of a Fund’s investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

Although a portion of the dividends paid by the European StocksPLUS® TR Strategy, Far East (ex-Japan) StocksPLUS® TR Strategy, Fundamental IndexPLUS™, Fundamental IndexPLUS™ TR, International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), International StocksPLUS® TR Strategy (Unhedged), Japanese StocksPLUS® TR Strategy, Small Cap StocksPLUS® TR, StocksPLUS®, StocksPLUS® Long Duration, StocksPLUS® Municipal-Backed, StocksPLUS® TR Short Strategy and StocksPLUS® Total Return Funds may qualify for the deduction for dividends received by corporations and/or the reduced dividend rate for individuals, it is not expected that any such portion would be significant. Dividends paid by the other Funds generally are not expected to qualify for the deduction for dividends received by corporations and/or the reduced dividend rate for individuals. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held a Fund’s shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund’s investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

The All Asset and the All Asset All Authority Funds will not be able to offset gains realized by one Underlying Fund in which the Funds invest against losses realized by another Underlying Fund in which the Funds invest. Redemptions of shares in an Underlying Fund could also result in a gain and/or income to the All Asset and the All Asset All Authority Funds. The Funds’ use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders.

Sales of Shares

Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

Depending on the All Asset and All Asset All Authority Funds’ percentage ownership in an Underlying Fund both before and after a redemption, each Fund’s redemption of shares of such Underlying Fund may cause the Funds to be treated as not receiving capital gain income on the amount by which the distribution exceeds the Fund’s tax basis in the shares of the Underlying Fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution. This could cause shareholders of the All Asset and All Asset All Authority Funds to recognize higher amounts of ordinary income than if the shareholders had held the shares of the Underlying Funds directly. Redemptions of shares in an Underlying Fund could also cause additional distributable gains to shareholders.

Backup Withholding

A Fund may be required to withhold up to 28% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Internal Revenue Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal tax liability.

Options, Futures and Forward Contracts, and Swap Agreements

Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. The Trust intends to monitor developments in this area.

Certain requirements that must be met under the Internal Revenue Code in order for a Fund to qualify as a regulated investment company, including the qualifying income and diversification requirements applicable to a Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

In addition, the use of swaps or other derivatives could adversely affect the character (capital gain vs. ordinary income) of the income recognized by the Funds for federal income tax purposes, as well as the amount and timing of such recognition, as compared to a direct investment in underlying securities, and could result in a Fund’s recognition of income prior to the receipt of any corresponding cash. As a result of the use of swaps and derivatives, a larger portion of the Fund’s distributions may be treated as ordinary income than would have been the case if the Fund did not enter into such swaps or derivatives. The tax treatment of swap agreements and other derivatives may also be affected by future Treasury Regulations and/or guidance issued by the Internal Revenue Service that could affect the character and/or amount of a Fund’s taxable income or gains.

Short Sales

Certain Funds, particularly the StocksPLUS® TR Short Strategy Fund, may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Short sales also may be subject to the “Constructive Sales” rules, discussed below.

Passive Foreign Investment Companies

Certain Funds may invest in the stock of foreign corporations which may be classified under the Internal Revenue Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to stockholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that would involve marking to market a Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Internal Revenue Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income with respect to such shares in prior years. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund’s intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Foreign Currency Transactions

Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Internal Revenue Code as “section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, PIMCO intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of the Emerging Local Bond, Emerging Markets Bond, Foreign Bond (U.S. Dollar-Hedged), Foreign Bond (Unhedged), Global Bond (Unhedged) or Global Bond (U.S. Dollar-Hedged) Funds’ total assets at the close of their taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Emerging Local Bond, Emerging Markets Bond, Foreign Bond (U.S. Dollar-Hedged), Foreign Bond (Unhedged), Global Bond (Unhedged) or Global Bond (U.S. Dollar-Hedged) Funds’ income will flow through to shareholders of the Trust. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular federal tax and/or alternative minimum tax.

Although the All Asset and All Asset All Authority Funds may be entitled to a deduction for such taxes paid by an Underlying Fund in which each Fund invests, the All Asset and All Asset All Authority Funds will not be able to pass any such credit or deduction through to their own shareholders.

Original Issue Discount and Market Discount

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Constructive Sales

Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Internal Revenue Code.

Non-U.S. Shareholders

Withholding of Income Tax on Dividends: Under U.S. federal tax law, dividends paid on shares beneficially held by a person who is a “foreign person” within the meaning of the Internal Revenue Code, are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which may, in some cases, be reduced by an applicable tax treaty. However, if a beneficial holder who is a foreign person has a permanent establishment in the United States, and the shares held by such beneficial holder are effectively connected with such permanent establishment and, in addition, the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates. Distributions of long-term net realized capital gains will not be subject to withholding of U.S. federal income tax.

Under recently enacted legislation, a Fund is generally able to designate certain distributions to foreign persons as being derived from certain net interest income or net short-term capital gains and such designated distributions would generally not be subject to U.S. tax withholding. The new provision applies with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008. It should also be noted that the provision does not eliminate all withholding on distributions by Funds to foreign investors. Distributions that are derived from any dividends on corporate stock or from ordinary income other than U.S. source interest would still be subject to withholding. Foreign currency gains, foreign source interest, and ordinary income from swaps or investments in PFICs would still be subject to withholding when distributed to foreign investors. There can be no assurance as to the amount of distributions that would not be subject to withholding when paid to foreign persons.

Income Tax on Sale of a Fund’s shares: Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares unless (i) the shares in question are effectively connected with a permanent establishment in the United States of the beneficial holder and such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

State and Local Tax: A beneficial holder of shares who is a foreign person may be subject to state and local tax in addition to the federal tax on income referred above.

Estate and Gift Taxes: Under existing law, upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and will be subject to U.S. federal estate tax. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will be imposed at graduated rates from 18% to 55% on the total value (less allowable deductions and allowable credits) of the decedent’s property situated within the United States. For foreign individuals dying before January 1, 2008, a portion of Fund shares will not be subject to estate tax to the extent that the Fund holds certain qualifying debt obligations. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.

The availability of reduced U.S. taxation pursuant to any applicable treaties depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and such treaties.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (“qualifying federal obligations”). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of a Fund’s dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

OTHER INFORMATION

Capitalization

The Trust is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated March 31, 2000. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.0001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Trust itself is unable to meet its obligations, and thus should be considered remote.

Information on Global Bond Fund (U.S. Dollar-Hedged)

The table below sets forth the average annual total return of certain classes of shares of the Global Bond Fund (U.S. Dollar-Hedged) (which was a series of PIMCO Advisors Funds (“PAF”) prior to its reorganization as a Fund of the Trust on January 17, 1997) for the periods ended March 31, 2007. Accordingly, “Inception Date of Fund” refers to the inception date of the PAF predecessor series. Since Class A shares were offered since the inception of Global Bond Fund (U.S. Dollar-Hedged), total return presentations for periods prior to the Inception

Date of the Institutional Class are based on the historical performance of Class A shares, adjusted to reflect that the Institutional Class does not have a sales charge, and the different operating expenses associated with the Institutional Class, such as 12b-1 distribution and servicing fees and administration fee charges.

Total Return for Periods Ended March 31, 2007*

Fund	Class**	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
Global Bond	Institutional Return Before Taxes	4.32	5.62	6.42	7.31	10/02/95	02/25/98
(U.S. Dollar-Hedged)	Institutional Return After Taxes on Distributions++	2.90	3.93	3.61	4.46
	Institutional Return After Taxes on Distributions and Sale of Fund Shares++	3.09	3.89	3.74	4.51
	Class A Return Before Taxes	0.01	4.39	5.59	6.53		10/02/95
	Class A Return After Taxes on Distributions++	(1.22)	2.87	2.96	3.86
	Class A Return After Taxes on Distributions and Sale of Fund Shares++	0.27	2.93	3.14	3.94
	Class B Return Before Taxes	(0.34)	4.33	5.44	6.39		10/02/95
	Class C Return Before Taxes	2.14	4.41	5.21	6.08		10/02/95

++	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class and Class A shares only. After-tax returns for Class B and Class C shares will vary.
*	Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, Class B and Class C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.
**	Institutional Class total return presentations for periods prior to the Inception Date of that class reflect the prior performance of Class A shares of the former PAF series, adjusted to reflect the fact that there are no sales charges on Institutional Class shares of the Fund. The adjusted performance also reflects any different operating expenses associated with Institutional Class shares. These include (i) 12b-1 distribution and servicing fees, which are not paid by the Institutional Class but are paid by Class A (at a maximum rate of 0.25% per annum), and (ii) administration fee charges, which are lower for Institutional class shares (at a differential of 0.15% per annum).
Note also that, prior to January 17, 1997, Class A, Class B and Class C shares of the Global Bond Fund (U.S. Dollar-Hedged) were subject to a variable level of expenses for such services as legal, audit, custody and transfer agency services. As described in the Class A, B and C Prospectus, for periods subsequent to January 17, 1997, Class A, Class B and Class C shares of the Trust are subject to a fee structure which essentially fixes these expenses (along with other administrative expenses) under a single administrative fee based on the average daily net assets of the Fund attributable to Class A, Class B and Class C shares. Under the current fee structure, the Global Bond Fund (U.S. Dollar-Hedged) is expected to have lower total Fund operating expenses than its predecessor had under the fee structure for PAF (prior to January 17, 1997). All other things being equal, the higher expenses of PAF would have adversely affected total return performance for the Fund after January 17, 1997.

The method of adjustment used in the table above for periods prior to the Inception Date of Institutional Class shares of the Global Bond Fund (U.S. Dollar—Hedged) resulted in performance for the period shown that is higher than if the historical Class A performance were not adjusted to reflect the lower operating expenses of the newer class. The following table shows the lower performance figures that would be obtained if the performance for the Institutional Class was calculated by tacking to the Institutional Class’ actual performance the actual performance of Class A shares (with their higher operating expenses) for periods prior to the initial offering date of the newer class (i.e. the total return presentations below are based, for periods prior to the inception date of the Institutional Class, on the historical performance of Class A shares adjusted to reflect the current sales charges associated with Class A shares, but not reflecting lower operating expenses associated with the Institutional Class, such as lower administrative fee charges and/or distribution and servicing fee charges).

Total Return for Periods Ended March 31, 2007

(with no adjustment for operating expenses of the Institutional Class for periods prior to its Inception Date)

Fund	Class	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)
Global Bond (U.S. Dollar-Hedged)	Institutional	4.32	5.62	6.38	7.22

Voting Rights

Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board of Trustees if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than ten percent of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

The Trust’s shares do not have cumulative voting rights, so that the holder of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. To avoid potential conflicts of interest, the All Asset and All Asset All Authority Funds will vote shares of each Underlying Fund which they own in proportion to the votes of all other shareholders in the Underlying Fund.

Control Persons and Principal Holders of Securities

As of August 10, 2007 the following persons owned of record or beneficially 5% or more of the noted class of shares of the Funds:

	All Asset All Authority Fund	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	Institutional Class
**	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Our Customers, 101 Montgomery Street, San Francisco, CA 94104	11,938,592.081	41.81%
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	5,832,301.837	20.43%
**	Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-9998	2,334,625.066	8.18%
	Capinco C/O Us Bank, 1555 N Rivercenter Dr, Milwaukee WI 53212-3958	1,451,861.121	5.08%

	Class A
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	6,682,253.149	31.22%
**	Citigroup Global Markets for the Benefit of its Customers, 7th Fl, 333 West 34th St, New York NY 10001-2483	1,889,586.802	8.83%

	Class C
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	3,771,122.481	31.63%
**	Morgan Stanley For Benefit of its Customers, Harborside Financial Center Plaza II 3rd Fl, Jersey City, NJ 07311	1,112,260.181	9.33%

	Class D
**	Charles Schwab & CO Inc. For the Benefit of its Customers, 101 Montgomery St., San Francisco, CA 94104-4122	143,051.681	11.00%

	All Asset Fund	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	Institutional Class
**	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Our Customers, 101 Montgomery Street, San Francisco, CA 94104	94,295,898.194	12.70%
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	84,811,700.160	11.42%

	Administrative Class
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	7,624,876.914	59.08%
	John Hancock Life Insurance Company (USA), 601 Congress St., Boston, MA 02210	2,454,061.140	19.02%
**	Jupiter & Co. C/O Investors Bank & Trust, P.O. Box 9130, Boston, MA 02117-9130	988,962.487	7.66%

	Class A
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	18,145,807.298	15.61%
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	11,329,816.796	9.74%

	All Asset Fund	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Class B
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	1,741,245.988		8.66%
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	1,309,400.603		6.51%

	Class C
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	18,631,366.677		19.45%
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	14,274,891.916		14.90%

	Class D
**	Charles Schwab & CO Inc. For the Benefit of its Customers, 101 Montgomery St., San Francisco, CA 94104-4122	9,225,055.500		37.58%

	Class R
	UMB Bank N/A Fiduciary For Tax Deferred A/C’S, 1 Security Benefit Place, Topeka KS 66636-0001	8,786.597		57.96%
	MG Trust Company Cust. FBO Gould Insurance Agency, Inc. 401(K), 700 17th Street, Suite 300, Denver CO 80202	4,631.684		30.55%
	Allianz Global Investors, 680 Newport Center Drive Suite 250, Newport Beach, CA 92660	834.608		5.51%

	California Short Duration Municipal Income Fund	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Institutional Class
**	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Our Customers, 101 Montgomery Street, San Francisco, CA 94104	771,690.996	*	76.24%
	Allianz Global Investors of America L.P., 680 Newport Center Drive Suite 250, Newport Beach, CA 92660-4046	212,219.703		20.97%

	Class A
	Oppenheimer & CO Inc. FBO Milton Friedman & Rose Friedman Trust, Dated 1/17/00 Milton & Rose Friedman TTEEs 1515 Shasta Drive Apt 1218 Davis, CA 95616	157,952.922		33.32%
**	Pershing LLC P.O. Box 2052, Jersey City, NJ 07303-9998	43,294.938		9.13%
**	Wells Fargo Investments LLC for the Benefit of Its Customers, 625 Marquette Ave S 13th Floor, Minneapolis, MN 55402,	36,983.909		7.80%
**	Pershing LLC P. O. Box 2052, Jersey City, NJ 07303-9998	30,128.837		6.36%
**	Wells Fargo Investments LLC for the Benefit of its Customers, 625 Marquette Ave S 13th Floor, Minneapolis, MN 55402	25,352.625		5.35%
**	Wells Fargo Investments LLC for the Benefit of its Customers, 625 Marquette Ave S 13th Floor, Minneapolis, MN 55403	25,107.367		5.30%

	Class D
	Allianz Global Investors, 680 Newport Center Dr. Ste 250, Newport Beach, CA 92660	1,028.265		100.00%

	California Intermediate Municipal Bond Fund	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Institutional Class
**	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Our Customers, 101 Montgomery Street, San Francisco ,CA 94104	4,357,944.244	*	41.84%
	James F. & Pamela B. Muzzy, c/o PIMCO, 840 Newport Center Drive Suite 100, Newport Beach, CA 92660	1,462,978.948		14.04%
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	678,233.645		6.51%
	MS&CO FBO Chris Dialynas TTEE, The Chris & Sheri Dialynas Liv Tr, Dtd 01/30/1997, c/o PIMCO, 840 Newport Center Drive Suite 100, Newport Beach, CA 92660	594,678.252		5.71%
**	Ameritrade Inc For The Exclusive Benefit Of Our Client, P.O. Box 2226, Omaha NE 68103-2226	535,593.860		5.14%

	Administrative Class
**	Charles Schwab & CO Special Custody Acct For Exclusive Benefit Of Our Customers, 101 Montgomery St San Francisco CA 94104-4151	184,291.326		100.00%

	Class A
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	648,016.992		20.72%
**	Wells Fargo Investment LLC For the Benefit of its Customer, 608 Second Avenue South 8th Fl, Minneapolis, MN 55402	261,163.958		8.35%
**	Charles Schwab & CO Inc. For the Benefit of its Customers, 101 Montgomery St., San Francisco, CA 94104-4122	247,860.013		7.93%

	Class D
**	Charles Schwab & CO Inc. For the Benefit of its Customers, 101 Montgomery St., San Francisco, CA 94104-4122	164,303.316		79.46%
**	Ameritrade Inc for the Benefit of its Customers, P.O. Box 2226, Omaha NE 68103-2226	15,011.782		7.26%

	CommodityRealReturn Strategy Fund®	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Institutional Class
**	Charles Schwab & CO Inc Special Custody Account For The Exclusive Benefit Of Our Customers, 101 Montgomery St San Francisco CA 94104-4151	98,137,985.522		22.88%
	All Asset Fund C/O PIMCO, 840 Newport Center Drive Ste 100, Newport Beach. CA 92660	54,873,378.863		12.79%
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	54,559,834.232		12.72%

	Administrative Class
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	59,116,995.192		89.70%

	Class A
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	18,993,938.344		14.20%
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	8,818,420.466		6.59%

	CommodityRealReturn Strategy Fund®	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Class B
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	2,294,958.528		15.74%
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	2,121,483.892		14.55%
**	Morgan Stanley For Benefit of its Customers, Harborside Financial Center Plaza II 3rd Fl, Jersey City, NJ 07311	1,176,385.492		8.07%

	Class C
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	16,132,159.883		24.40%
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	13,765,233.046		20.82%
**	Morgan Stanley For Benefit of its Customers, Harborside Financial Center, Plaza II 3rd Fl, Jersey City NJ 07311	3,570,447.092		5.40%

	Class D
**	Charles Schwab & CO Inc. For the Benefit of its Customers, 101 Montgomery St., San Francisco, CA 94104-4122	24,327,709.893	*	37.17%
**	Ameritrade Inc for the Benefit of its Customers, P.O. Box 2226, Omaha NE 68103-2226	3,453,097.665		5.28%

	Convertible Fund	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Institutional Class
	All Asset Fund C/O PIMCO, 840 Newport Center Drive Ste 100, Newport Beach. CA 92660	7,574,369.208	*	52.97%
	All Asset PVIT C/O PIMCO, 840 Newport Center Drive Ste 100, Newport Beach. CA 92660	2,185,319.822		15.28%
	All Asset All Authority Fund Portfolio, 840 Newport Center Dr Ste 300, Newport Beach CA 92660-6322	1,406,293.335		9.84%

	Administrative Class
	Allianz Global Investors of America L.P., 680 Newport Center Drive Suite 250, Newport Beach, CA 92660-4046	924.674		100.00%

	Developing Local Markets Fund	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Institutional Class
	All Asset Fund C/O PIMCO, 840 Newport Center Drive Ste 100, Newport Beach. CA 92660	158,644,035.607	*	46.02%
**	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Our Customers, 101 Montgomery Street, San Francisco, CA 94104	98,016,901.804		28.43%
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	20,440,539.670		5.93%

	Developing Local Markets Fund	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	Administrative Class
	Apostles of Sacred Heart of Jesus - Manor, 295 Benham St., Hamden, CT 06514	77,254.421	71.95%
	Instituto Delle Apostle Del Sacro Cuore c/o Apostles of Sacred Heart of Jesus, 295 Benham St., Hamden, CT 06514	28,492.752	26.53%

	Class A
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	2,106,256.330	13.12%

	Class C
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	997,838.468	15.50%

	Class D
**	Charles Schwab & CO Inc. For the Benefit of its Customers, 101 Montgomery St., San Francisco, CA 94104-4122	12,599,192.395	35.40%
**	IMS & Co. For the Exclusive Benefit of its Customers, P.O. Box 3865, Englewood, CO 80155-3865	2,773,341.456	7.79%

	Diversified Income Fund	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	Institutional Class
	All Asset Fund C/O PIMCO, 840 Newport Center Drive Ste 100, Newport Beach. CA 92660	53,851,948.058	24.36%
**	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Our Customers, 101 Montgomery Street, San Francisco, CA 94104	27,386,128.120	12.39%
**	Mac & CO For Benefit of its Customers, P.O. Box 3198, 525 William Penn Pl, Pittsburgh PA 15230-3198	19,509,212.907	8.83%
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	13,937,536.329	6.30%

	Administrative Class
	New York Life Trust Company, 169 Lackawanna Ave., Parsippany, NJ 07054	354,771.742	73.19%
	JP Morgan Chase Bank Cust FBO Dickinson Wright PLLC Target Benefit Plan, P.O. Box 419784, Kansas City, MO 64141-6784	87,039.145	17.96%
	JP Morgan Chase Bank Cust FBO Dickinson Wright PLLC Employee Savings Plan, 9300 Ward Pkwy, Kansas City, MO 64114-3317	42,943.224	8.86%

	Class A
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	1,184,506.346	10.70%

	Class B
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	544,342.270	11.13%
**	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Our Customers, 101 Montgomery Street, San Francisco, CA 94104	478,558.695	9.78%
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	267,823.459	5.47%

	Diversified Income Fund	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Class C
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	1,577,818.910		14.07%
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	904,095.131		8.06%
**	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Our Customers, 101 Montgomery Street, San Francisco, CA 94104	658,560.531		5.87%

	Class D
**	Charles Schwab & CO Inc. For the Benefit of its Customers, 101 Montgomery St., San Francisco, CA 94104-4122	1,937,817.460		68.31%

	Emerging Local Bond Fund	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Institutional Class
	All Asset Portfolio, 840 Newport Center Dr Ste 300, Newport Beach CA 92660-6322	162,514,135.69	*	84.65%
	All Asset PVIT Portfolio, 840 Newport Center Dr Ste 300, Newport Beach CA 92660-6322	15,553,621.51		8.10%
	All Asset All Authority Fund Portfolio, 840 Newport Center Dr Ste 300, Newport Beach CA 92660-6322	11,024,049.95		5.74%

	Class A
	Allianz Global Investors, 680 Newport Center Dr Ste 250, Newport Beach CA 92660-4046	973.71		73.02%
	NFS LLC Rollover IRA, FBO Laurie Jo Bivona, 4228 Wieuca Rd., Atlanta, GA 30342	359.85		26.98%

	Class C
	Allianz Global Investors, 680 Newport Center Dr Ste 250, Newport Beach CA 92660-4046	973.71		100.00%

	Class D
	Allianz Global Investors, 680 Newport Center Dr Ste 250, Newport Beach CA 92660-4046	973.710		100.00%

	Emerging Markets Bond Fund	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Institutional Class
**	First Union National Bank For Benefit of its Customer, 1525 West WT Harris Blvd., Charlotte, NC 28262-8522	19,106,647.525		13.62%
**	Prudential Investment Management Services For Benefit of Mutual Fund Clients, 100 Mulberry St., 3 Gateway Center FL 11, Newark, NJ 07102-4000	18,707,036.538		13.33%
	All Asset Fund C/O PIMCO, 840 Newport Center Drive Ste 100, Newport Beach. CA 92660	15,848,490.658		11.30%
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	14,467,535.585		10.31%
**	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Our Customers, 101 Montgomery Street, San Francisco, CA 94104	13,717,150.374		9.78%

	Emerging Markets Bond Fund	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Administrative Class
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	2,533,136.386		86.17%
**	HUBCO, Regions Financial Corp., 298 W Valley Ave., 2nd Fl, Birmingham, AL 35209-4816	226,294.893		7.70%

	Class A
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	4,537,850.776		16.54%
	Hartford Life Insurance CO 401K Separate Account, P.O. Box 2999, Hartford CT 06104	1,623,427.655		5.92%

	Class B
**	Morgan Stanley For Benefit of its Customers, Harborside Financial Center Plaza II 3rd Fl, Jersey City, NJ 07311	724,925.827		11.81%
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	362,980.073		5.92%

	Class C
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	1,794,258.511		15.42%
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	1,765,741.286		15.17%
**	Morgan Stanley For Benefit of its Customers, Harborside Financial Center Plaza II 3rd Fl, Jersey City, NJ 07311	871,777.560		7.49%

	Class D
**	Charles Schwab & CO Inc. For the Benefit of its Customers, 101 Montgomery St., San Francisco, CA 94104-4122	8,309,872.919		49.34%
**	Ameritrade Inc for the Benefit of its Customers, P.O. Box 2226, Omaha NE 68103-2226	909,571.916		5.40%

	European StocksPLUS® TR Strategy Fund	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Institutional Class
	All Asset All Authority Fund C/O PIMCO, 840 Newport Center Drive Ste 100, Newport Beach, CA 92660	453,948.444	*	61.86%
	Cole Capital LLC, Bank America Plaza, 101 E Kennedy Blvd., Ste 2100, Tampa, FL 33602-5148	205,423.655	*	28.00%
	Allianz Global Investors of America L.P., 680 Newport Center Drive Suite 250, Newport Beach, CA 92660-4046	69,558.649		9.48%

	Extended Duration Fund	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Institutional Class
	Allianz Global Investors of America L.P., 680 Newport Center Drive Suite 250, Newport Beach, CA 92660-4046	294,340.616	*	59.57%
	Wells Fargo Bank FBO United Dairy Industry Assoc. P.O. Box 1533, Minneapolis, MN 55480	199,789.695	*	40.43%

	Far East (ex-Japan) StocksPLUS® TR Strategy Fund	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Institutional Class
	All Asset All Authority Fund C/O PIMCO, 840 Newport Center Drive Ste 100, Newport Beach, CA 92660	1,366,284.014	*	81.81%
	Cole Capital LLC, Bank America Plaza, 101 E Kennedy Blvd Ste 2100 Tampa FL 33602-5148	163,785.199		9.81%
	PIMCO Partners LLC-2005, 840 Newport Center Dr Ste 300, Newport Beach CA 92660-6322	93,721.370		5.61%

	Floating Income Fund	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Institutional Class
	All Asset Fund C/O PIMCO, 840 Newport Center Drive Ste 100, Newport Beach. CA 92660	255,053,962.455	*	74.65%
**	Charles Schwab & CO Inc Special Custody Account For The Exclusive Benefit Of Our Customers, 101 Montgomery St San Francisco CA 94104-4151	26,701,839.134		7.82%
	All Asset PVIT Portfolio, 840 Newport Center Dr Ste 300, Newport Beach CA 92660-6322,	24,641,443.092		7.21%

	Administrative Class
**	FTC & CO, Datalynx, P.O. Box 173736, Denver CO 80217-3736	343.574		100.00%

	Class A
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	2,741,262.632		9.18%

	Class C
**	Morgan Stanley For Benefit of its Customers, Harborside Financial Center Plaza II 3rd Fl, Jersey City, NJ 07311	1,068,254.353		8.90%
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	834,275.415		6.95%

	Class D
**	Charles Schwab & CO Inc. For the Benefit of its Customers, 101 Montgomery St., San Francisco, CA 94104-4122	7,232,098.022		56.08%
**	Ameritrade Inc for the Benefit of its Customers, P.O. Box 2226, Omaha NE 68103-2226	1,406,856.377		10.91%
	NFS FBO Fund*X Flexible Inc. Fund, P.O. Box 1787, Milwaukee, WI 53201	756,387.819		5.87%

	Foreign Bond Fund (Unhedged)	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Institutional Class
**	Charles Schwab & CO Inc Special Custody Account For The Exclusive Benefit Of Our Customers, 101 Montgomery St San Francisco CA 94104-4151	51,169,195.439		41.00%
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	14,657,678.683		11.75%
	M&T Bank FBO National Roofing Industry Pension Plan, One M&T Plaza, 8th Floor, Buffalo, NY 14203	7,633,779.768		6.12%

	Foreign Bond Fund (Unhedged)	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Administrative Class
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	67,058,611.252	*	96.85%

	Class A
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	3,306,761.922		13.37%
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	3,040,552.068		12.30%

	Class C
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	1,788,685.668		21.34%
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	1,697,779.279		20.25%

	Class D
**	Charles Schwab & CO Inc. For the Benefit of its Customers, 101 Montgomery St., San Francisco, CA 94104-4122	6,554,310.032		49.92%

	Foreign Bond Fund (U.S. Dollar-Hedged)	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Institutional Class
**	Charles Schwab & CO Inc Special Custody Account For The Exclusive Benefit Of Our Customers, 101 Montgomery St San Francisco CA 94104-4151	67,270,963.323	*	34.76%
**	Patterson & CO for the Benefit of its Customers, 1525 West Wt Harris Blvd, Charlotte NC 28288-0001	23,214,781.210		11.99%
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	18,892,992.205		9.76%

	Administrative Class
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	1,890,058.171		41.76%
**	Hubco Regions Financial Corporation, 2nd Fl, 298 W Valley Ave, Birmingham Al 35209-4816	768,582.581		16.98%
	Wells Fargo Bank NA FBO Moneygram Pens Plan Map, P.O. Box 1533, Minneapolis MN 55480-1533	699,290.680		15.45%
**	Pershing LLC, P.O. Box 2052, Jersey City NJ 07303-2052,	351,889.585		7.77%

	Class A
**	Prudential Investment MGTS Service For benefit of its Customers, 100 Mulberry Street, Newark, NJ 07102	2,732,858.627		11.45%

	Class B
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	202,952.794		8.55%
**	Morgan Stanley For Benefit of its Customers, Harborside Financial Center Plaza II 3rd Fl, Jersey City, NJ 07311	174,066.797		7.34%
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	169,225.979		7.13%

	Foreign Bond Fund (U.S. Dollar-Hedged)	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Class C
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	925,883.461		16.38%
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	405,240.131		7.17%

	Class D
**	Charles Schwab & CO Inc. For the Benefit of its Customers, 101 Montgomery St., San Francisco, CA 94104-4122	10,115,943.625		55.06%

	Class R
**	NFS LLC For Exclusive Benefit of its Customer, P.O. Box 1467, Muncie, IN 47308-1467	195,753.929		45.38%
	Comerica Bank For Benefit of Rexel Inc., 411 W Lafayette Blvd., Detroit, MI 48226	68,325.544		15.84%

	Fundamental IndexPLUS™ Fund	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Institutional Class
	All Asset Fund C/O PIMCO, 840 Newport Center Drive Ste 100, Newport Beach. CA 92660	36,808,716.884	*	67.69%
**	Charles Schwab & CO Inc Special Custody Account For The Exclusive Benefit Of Our Customers, 101 Montgomery St San Francisco CA 94104-4151	4,300,271.852		7.91%
	PVIT All Asset Fund C/O PIMCO, 840 Newport Center Drive Ste 100, Newport Beach. CA 92660	3,154,393.068		5.80%
	All Asset All Authority Fund C/O PIMCO, 840 Newport Center Drive Ste 100, Newport Beach, CA 92660	2,948,415.195		5.42%

	Administrative Class
	Allianz Global Investors Of America LP, 680 Newport Center Dr Ste 250, Newport Beach CA 92660-4046	1,151.499		100.00%

	Class D
	Allianz Global Investors, 680 Newport Center Dr Ste 250, Newport Beach CA 92660-4046	935.168		100.00%

	Fundamental IndexPLUS™ TR Fund	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Institutional Class
	All Asset Fund C/O PIMCO, 840 Newport Center Drive Ste 100, Newport Beach. CA 92660	36,072,409.621	*	74.42%
	PVIT All Asset Fund C/O PIMCO, 840 Newport Center Drive Ste 100, Newport Beach. CA 92660	3,251,971.507		6.71%
	All Asset All Authority Fund C/O PIMCO, 840 Newport Center Drive Ste 100, Newport Beach, CA 92660	2,632,555.537		5.43%
**	Charles Schwab & CO Inc. For the Benefit of its Customers, 101 Montgomery St., San Francisco, CA 94104-4122	2,568,025.676		5.30%

	Fundamental IndexPLUS™ TR Fund	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Administrative Class
	Allianz Global Investors Of America LP, 680 Newport Center Dr Ste 250, Newport Beach CA 92660-4046	1,185.371		100.00%

	Class A
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	1,286,909.363		40.12%

	Class C
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	251,353.047		19.11%
	Salient Trust Co., 4265 San Felipe, Suite 900, Houston TX 77027	135,516.839		10.30%

	Class D
**	Charles Schwab & CO Inc. For the Benefit of its Customers, 101 Montgomery St., San Francisco, CA 94104-4122	573,527.595		60.68%
**	Ameritrade Inc for the Benefit of its Customers, P.O. Box 2226, Omaha NE 68103-2226	89,521.233		9.47%
	NFS LLC FBO Paul D Covill TTEE, Paul D Covill Trust, U/A 5/13/99, 520 Feather Palm Dr Vero Beach FL 32963-4309	66,410.863		7.03%

	Global Bond Fund (Unhedged)	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Institutional Class
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	22,674,867.258		26.07%
**	Charles Schwab & CO Inc Special Custody Account For The Exclusive Benefit Of Our Customers, 101 Montgomery St San Francisco CA 94104-4151	15,531,744.923		17.85%
	Blue Cross & Blue Shield Of Massachusetts HMO Blue Inc, Landmark Center 401 Park Dr, Boston Ma 02215	6,529,651.277		7.51%
	Tufts Associated Health Maintenance Organization Inc., 705 Mount Auburn St., Watertown, MA 02472	5,853,265.359		6.73%
	Blue Cross Blue Shield of Massachusetts Inc. - Indemnity, Landmark Center, 401 Park Drive, Boston, MA 02215	5,015,786.627		5.77%

	Administrative Class
	John Hancock Life Ins CO (USA), 601 Congress Street, Boston Ma 02210-2805	5,078,779.661		53.75%
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	3,693,735.679		39.09%

	Global Bond Fund (U.S. Dollar-Hedged)	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Institutional Class
	State Street Bank & Trust as Trustee for Goldman Sach’s 401(K) Plan, 105 Rosemont Avenue, Westwood, MA 02090	6,019,097.741	*	34.77%
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	3,385,729.360		19.56%
	Northern Trust FBO Weil, Gotshal & Manges Partner Pension, 50 S LaSalle, Chicago, IL 60675-0001	1,090,562.420		6.30%
**	Mac & Co. For Benefit of its Customer, P.O. Box 3198, Pittsburgh, PA 15230-3198	925,142.314		5.34%

	Global Bond Fund (U.S. Dollar-Hedged)	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Administrative Class
	Allianz Global Investors Of America LP, 680 Newport Center Dr Ste 250, Newport Beach CA 92660-4046	1,210.117		100.00%

	Class A
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	141,699.087		8.43%
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	106,080.051		6.31%

	Class B
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	66,198.969		10.71%
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	58,042.129		9.39%
**	Morgan Stanley For Benefit of its Customers, Harborside Financial Center Plaza II 3rd Fl, Jersey City, NJ 07311	31,434.358		5.08%

	Class C
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	142,090.255		9.03%
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	109,162.120		6.94%

	GNMA Fund	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Institutional Class
	All Asset Fund C/O PIMCO, 840 Newport Center Drive Ste 100, Newport Beach. CA 92660	7,982,206.130	*	64.13%
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	1,886,573.898		15.16%

	Class A
	Pims/Prudential Retirement As Nominee For The TTEE, Equity Residential Advantage, 2 North Riverside Plaza, Ste 400, Chicago Il 60606	639,571.214		8.30%
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	580,176.935		7.53%
	Pims/Prudential Retirement As Nominee For The TTEE, Liberty Hospital Retirement, 2525 Glenn W. Hendren Drive, Liberty Mo 640691002	523,850.261		6.80%

	Class B
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	158,599.785		5.74%

	Class C
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	278,351.427		9.97%
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	234,505.233		8.40%
	Morgan Stanley & Co Harborside Financial Center, Plaza II 3rd Fl, Jersey City NJ 07311	143,402.018		5.14%

	GNMA Fund	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	Class D
**	Charles Schwab & CO Inc. For the Benefit of its Customers, 101 Montgomery St., San Francisco, CA 94104-4122	572,498.944	51.38%
**	Ameritrade Inc for the Benefit of its Customers, P.O. Box 2226, Omaha NE 68103-2226	75,985.143	6.82%

	High Yield Fund	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	Institutional Class
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	68,012,184.812	16.21%
**	Charles Schwab & CO Inc Special Custody Account For The Exclusive Benefit Of Our Customers, 101 Montgomery St San Francisco CA 94104-4151	65,602,347.215	15.64%
	All Asset Fund C/O PIMCO, 840 Newport Center Drive Ste 100, Newport Beach. CA 92660	36,554,343.723	8.71%
**	Mac & CO for Benefit of its Customers, P.O. Box 3198, Pittsburgh PA 15230-3198,	23,169,404.121	5.52%
**	First Union National Bank for the Benefit of its Customers, 1525 West Wt Harris Blvd, Charlotte NC 28262-8522	21,623,094.750	5.16%
	Administrative Class
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	60,330,496.981	69.66%
	Vantage Trust-Nav, 777 N Capitol St NE Ste 600, Washington DC 20002-4290,	4,494,445.335	5.19%

	Class A
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	5,664,392.309	7.10%
**	Morgan Stanley For Benefit of its Customers, Harborside Financial Center Plaza II 3rd Fl, Jersey City, NJ 07311	4,825,327.925	6.05%
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	4,482,824.972	5.62%

	Class B
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	5,614,239.049	15.04%
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	3,024,127.436	8.10%
**	Morgan Stanley For Benefit of its Customers, Harborside Financial Center Plaza II 3rd Fl, Jersey City, NJ 07311	2,779,601.188	7.45%

	Class C
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	9,902,357.597	16.40%
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	9,233,183.020	15.29%

	High Yield Fund	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Class D
**	Charles Schwab & CO Inc. For the Benefit of its Customers, 101 Montgomery St., San Francisco, CA 94104-4122	26,489,314.343		64.87%
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	3,647,956.592		8.93%

	Class R
	American United Insurance Co. TTEE Group Retirement Annuity, P.O. Box 368, Indianapolis, IN 46206-0368	812,960.307		47.23%
	American United Insurance Co. TTEE Unit Investment Trust, P.O. Box 368, Indianapolis, IN 46206-0368	87,331.703		5.07%

	High Yield Municipal Bond Fund	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Institutional Class
**	Charles Schwab & CO Inc Special Custody Account For The Exclusive Benefit Of Our Customers, 101 Montgomery St San Francisco CA 94104-4151	3,792,494.341	*	54.68%
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	2,041,451.644		29.44%
**	Ameritrade Inc for the Benefit of its Customers, P.O. Box 2226, Omaha NE 68103-2226	357,151.213		5.15%

	Class A
**	Charles Schwab & CO Inc. For the Benefit of its Customers, 101 Montgomery St., San Francisco, CA 94104-4122	923,079.809		21.23%
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	763,033.546		17.55%

	Class C
**	MLPF&S For The Sole Benefit Of Its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	250,144.160		26.79%
	Raymond James & Assoc Inc FBO Langdale Ha, 880 Carillon Pkwy, St Petersburg FL 33716	74,561.103		7.99%
**	Charles Schwab & CO Inc. For the Benefit of its Customers, 101 Montgomery St., San Francisco, CA 94104-4122	58,076.203		6.22%

	Class D
**	Charles Schwab & CO Inc. For the Benefit of its Customers, 101 Montgomery St., San Francisco, CA 94104-4122	142,184.391		29.80%
**	Pershing LLC P.O. Box 2052, Jersey City, NJ 07303-9998	95,035.912		19.92%
**	Ameritrade Inc for the Benefit of its Customers, P.O. Box 2226, Omaha NE 68103-2226	40,811.597		8.55%

	Income Fund	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Institutional Class
	All Asset Portfolio, 840 Newport Center Dr Ste 300, Newport Beach CA 92660-6322,	2,035,889.85	*	56.15%
	Allianz Global Investors Of America LP, 680 Newport Center Dr Ste 250, Newport Beach CA 92660-4046	432,957.25		11.94%

	Income Fund	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	Charles Schwab & CO Inc Special Custody Account For The Exclusive Benefit Of Our Customers, 101 Montgomery St San Francisco CA 94104-4151	388,161.87	10.71%
	All Asset PVIT Portfolio, 840 Newport Center Dr Ste 300, Newport Beach CA 92660-6322,	370,001.97	10.20%
	All Asset All Authority Fund Portfolio, 840 Newport Center Dr Ste 300, Newport Beach CA 92660-6322	280,982.76	7.75%

	Administrative Class
	Allianz Global Investors Of America LP, 680 Newport Center Dr Ste 250, Newport Beach CA 92660-4046	1,017.29	100.00%

	Class A
	Raymond James & Assoc Inc FBO Neuman, 880 Carillon Pkwy, St Petersburg FL 33716	6,675.423	24.25%
	Kathryn L Elston And Jeffrey S Elston Jtwros, 2930 Dixie Hwy, Waterford MI 48328-1715	5,138.444	18.67%
	NFS LLC Febo Lawrence L. Reining Irrev Trust, Donald F. Zwilling TTEE, 5050 Waterford Dr., Sheffield Village, OH 44035	3,564.05	12.95%
	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	3,080.082	11.19%
	Raymond James & Assoc Inc FBO Spencer IRA, 880 Carillon Pkwy, St Petersburg FL 33716	2,472.238	8.98%
	Raymond James & Assoc Inc FBO Haka Trust, 880 Carillon Pkwy, St Petersburg FL 33716	1,996.319	7.25%

	Class C
	NFS LLC Febo NFS/Fmtc Rollover IRA, FBO Mark W Krueger, 211 Betsy Place, Napa CA 94558	6,937.241	27.67%
	NFS LLC Febo NFS/Fmtc Rollover IRA, FBO Robert L Herrick Jr, 7807 Pineville Cir, Castro Valley CA 94552	4,600.654	18.35%
	NFSc FBO Hector Reveles, 236 Rosita Ct, Vacaville CA 95687	3,136.682	12.51%
	NFSc FBO Filadelfio M Roybal, 2401 Zurlo Court, Santa Rosa CA 95403	3,065.845	12.23%
	NFSc FBO Hector Reveles, 236 Rosita Ct, Vacaville CA 95687	2,352.422	9.38%
	UBS Financial Services Inc. FBO Beth Gruet P.O. Box 3321 100 Harbor Boulevard, Weehawken, NJ 07086	1,329.107	5.30%

	Class D
	NFS LLC Febo Ruthann Strandmark Graham, Sara Jean Graham, 9645 Belinder Rd, Leawood, KS 66206	1,907.975	30.61%
	NFSc Febo Robert Le, Linh Vu, 14 Pleasant Ridge Ave, San Jose CA 95127	1,179.246	18.92%
	NFS LLC Febo Fmt CO Cust IRA, FBO John Tarkov, 3118 82nd St, Flushing NY 11370	1,118.494	17.94%
	Allianz Global Investors, 680 Newport Center Dr Ste 250, Newport Beach CA 92660-4046	1,017.077	16.32%
**	Ameritrade Inc FBO Our Client P.O. Box 2226, Omaha NE 68103-2226	1,010.470	16.21%

	Income Fund	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Class R
	Allianz Global Investors, 680 Newport Center Dr Ste 250, Newport Beach CA 92660-4046	1,016.057		100%

	International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Institutional Class
	All Asset Fund C/O PIMCO, 840 Newport Center Drive Ste 100, Newport Beach. CA 92660	40,886,497.184	*	91.79%
	PVIT All Asset Fund C/O PIMCO, 840 Newport Center Drive Ste 100, Newport Beach. CA 92660	2,537,937.824		5.70%

	Class A
**	MLPF&S For The Sole Benefit Of Its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	105,075.500		6.47%

	Class B
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	148,118.759		11.86%
**	Morgan Stanley For Benefit of its Customers, Harborside Financial Center Plaza II 3rd Fl, Jersey City, NJ 07311	79,525.144		6.37%

	Class C
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	124,998.896		10.84%

	Class D
**	Charles Schwab & CO Inc. For the Benefit of its Customers, 101 Montgomery St., San Francisco, CA 94104-4122	519,604.419		31.74%
**	Ameritrade Inc for the Benefit of its Customers, P.O. Box 2226, Omaha NE 68103-2226	310,838.028		18.99%

	International StocksPLUS® TR Strategy Fund (Unhedged)	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Institutional Class
	All Asset Fund C/O PIMCO, 840 Newport Center Drive Ste 100, Newport Beach. CA 92660	5,252,483.616	*	93.07%
	PVIT All Asset Fund C/O PIMCO, 840 Newport Center Drive Ste 100, Newport Beach. CA 92660	379,111.789		6.72%

	Administrative Class
	Allianz Global Investors of America L.P., 680 Newport Center Drive Suite 250, Newport Beach, CA 92660-4046	1,047.233		100.00%

	Class A
	Jan L Turner 15 Captains Crossing, Savannah GA 31411-0000	17,567.460		40.94%
	A G Edwards & Sons Inc CF Ed Cotham, Sep IRA Account, 3416 Tangley, Houston, TX 77005	5,671.519		13.22%
	UBS Financial Services Inc. FBO Antonio Scarpa, P.O. Box 120 Chagrin Falls, OH 44022	2,475.225		5.77%
	Jack Franklin Weldon & Alta Pearl Weldon TTEEs, U/A Dtd 11/05/93, For The Weldon Family Trust, 4624 Prairie Trail Prescott AZ 86301-5836	2,472.422		5.76%
**	Pershing LLC P. O. Box 2052, Jersey City, NJ 07303-9998	2,158.850		5.03%

	International StocksPLUS® TR Strategy Fund (Unhedged)	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	Class C
	Marguerite C. Craig TTEE The Craig Family Trust B, 908 Mountain Meadows Circle, Ashland, OR 97520	5,462.764	30.46%
	First Clearing for Benefit of its Customers, 7852 South Addison Aurora CO 80016-7045	2,950.153	16.45%
	Oppenheimer & CO Inc Cust For Herbert E Fried IRA Rollover, 2 Foxcreek Court, Owings Mills MD 21117-1032	1,982.765	11.06%
	Raymond James & Assoc Inc FBO Kelshaw, Ji Tru, 880 Carillon Pkwy, St Petersburg FL 33716	1,953.125	10.89%
	NFSc FBO Anthony Schepis, P O Box 409, Stony Point NY 10980	1,737.356	9.69%
	NFS LLC Febo NFS/Fmtc IRA, FBO Kathy Z Poole Price, 146 Hunter Forge Rd, Macungie PA 18062	1,186.742	6.62%
	Allianz Global Investors, 680 Newport Center Dr. Ste. 250, Newport Beach, CA 92660	1,044.398	5.82%

	Class D
**	Charles Schwab & CO Inc Special Custody Accounts, FBO Customers, 101 Montgomery St San Francisco CA 94104-4122	30,610.146	46.68%
	NFS LLC Febo East 13th St Realty LLC, 630 Stiles Ave, Mamaroneck NY 10543	6,423.368	9.80%
	NFSc FBO Jonathan T Greenfield, 166 Brushy Hill Rd, Newtown CT 06470-2520	6,015.278	9.17%
	NFS LLC Febo Trust U/W Estelle Weinrib, Amy W Greenfield TTEE, U/A 11/15/2006, 166 Brushy Hill Rd Newtown CT 06470	5,043.190	7.69%
	NFS LLC Febo Trust U/W Jonathan T. Greenfield, Amy W Greenfield TTEE, U/A 11/15/2006, 166 Brushy Hill Rd Newtown CT 06470	3,993.944	6.09%

	Investment Grade Corporate Bond Fund	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	Institutional Class
	Sheet Metal Workers Local 7 - Zone 1 Pension Fund, 2075 W. Big Beaver Rd., Troy, MI 48084	1,095,314.602	28.68%
**	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Our Customers, 101 Montgomery Street, San Francisco, CA 94104	857,107.062	22.44%
**	Atwell & CO For Benefit of its Customer, P.O. Box 456, Wall Street Station, New York, NY 10038	405,311.720	10.61%
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	399,977.608	10.47%
**	Mitra & Co. C/O M&I Trust CO NA, 11270 W Park Place Ste 400, Milwaukee, WI 53224-3638	381,759.801	10.00%
**	Prudential Investment Management Services For Benefit of Mutual Fund Clients, 100 Mulberry St., 3 Gateway Center FL 11, Newark, NJ 07102-4000	224,190.946	5.87%

	Administrative Class
**	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Our Customers, 101 Montgomery Street, San Francisco, CA 94104	15,803.993	67.62%

	Investment Grade Corporate Bond Fund	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
**	Wells Fargo Bank NA FBO Retirement Plan Services, P.O. Box 1533, Minneapolis, MN 55480-1533	7,566.120		32.38%

	Class A
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	466,824.649		15.96%
	JP Morgan Chase TTEE For Benefit of ADP Mid Market Product, 3 Metrotech Center 6th Floor, Brooklyn, NY 11245	200,409.235		6.85%
	Grupo Ferro & Ranjer Bppr- Trust Division, P.O. Box 362708, San Juan Pr 00936	199,355.171		6.82%

	Class C
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	114,729.051		15.40%
**	Charles Schwab & CO Inc. For the Benefit of its Customers, 101 Montgomery St., San Francisco, CA 94104-4122	39,084.559		5.25%

	Class D
**	Charles Schwab & CO Inc. For the Benefit of its Customers, 101 Montgomery St., San Francisco, CA 94104-4122	19,765.833		6.25%

	Japanese StocksPLUS® TR Strategy Fund	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Institutional Class
	All Asset All Authority Fund C/O PIMCO, 840 Newport Center Drive Ste 100, Newport Beach, CA 92660	3,195,940.076	*	82.77%
	Asset Allocation Portfolio, 2187 Atlantic St., Stamford, CT 06902-6880	419,907.898		10.87%

	Long Duration Total Return Fund	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Institutional Class
**	Mac & Co. For Benefit of its Customer, 525 William Penn Pl, Pittsburgh, PA 15230-3198	6,121,921.047	*	38.57%
	Fidelity Management Trust Co. FBO Dade Behring, Inc. 82 Devonshire St., Boston, MA 02109-3605	4,362,329.094	*	27.84%
**	Mac & Co. For Benefit of its Customer, 525 William Penn Pl, Pittsburgh, PA 15230-3198	2,742,863.965		17.28%
	Reed Elsevier US Retirement Plan, 2 Newton Pl Ste 350, Newton, MA 02458	1,555,842.920		9.80%
	Wells Fargo Bank NA FBO United Dairy Industry Assoc P.O. Box 1533, Minneapolis, MN 55480	802,469.136		5.06%

	Long-Term U.S. Government Fund	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Institutional Class
	All Asset Fund C/O PIMCO, 840 Newport Center Drive Ste 100, Newport Beach. CA 92660	42,592,192.368	*	36.47%
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	21,387,809.489		18.31%

	Long-Term U.S. Government Fund	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	New York Life Trust Co., 169 Lackawanna Ave., Parsippany, NJ 07054-1007	10,779,409.634	9.23%
	Cincinnati Bell Pension Plans Trust P.O. Box 2301, Cincinnati, OH 45201	6,845,891.209	5.86%

	Administrative Class
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	5,814,549.642	71.94%
	State Street Bank & Trust Company TTEE FBO Southern California Edison Stock Savings Plus Plan, 2 Avenue de Lafayette, Boston, MA 02111-1724	1,112,224.903	13.76%

	Class A
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	3,146,076.338	18.14%

	Class B
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	543,262.025	16.99%
**	Morgan Stanley For Benefit of its Customers, Harborside Financial Center Plaza II 3rd Fl, Jersey City, NJ 07311	206,433.590	6.46%
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	196,513.979	6.15%

	Class C
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	1,110,751.179	29.95%
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	312,542.258	8.43%

	Low Duration Fund	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	Institutional Class
**	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Our Customers, 101 Montgomery Street, San Francisco, CA 94104	107,633,157.269	14.64%
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	98,650,835.127	13.42%
	MLTC of America FBO DuPont Savings & Investment Plan, 1400 Merrill Lynch Drive, Pennington, NJ 08534	55,969,310.126	7.61%

	Administrative Class
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	15,676,873.552	51.45%
**	Union Bank TR Nominee FBO Select Benefit Omnibus Account, P.O. Box 85484, San Diego, CA 92186-5484	2,551,298.761	8.37%
**	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Our Customers, 101 Montgomery Street, San Francisco, CA 94104	2,084,166.559	6.84%
	PFPC Inc. For Benefit of Morningstar Wrap Program Customer, 760 Moore Rd., King of Prussa, PA 19406-1212	1,807,551.358	5.93%

	Low Duration Fund	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	Class A
**	Morgan Stanley For Benefit of its Customers, Harborside Financial Center Plaza II 3rd Fl, Jersey City, NJ 07311	21,477,914.734	18.48%
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	7,100,077.933	6.11%

	Class B
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	3,104,402.074	16.44%
**	Morgan Stanley For Benefit of its Customers, Harborside Financial Center Plaza II 3rd Fl, Jersey City, NJ 07311	1,454,746.309	7.70%
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	1,298,031.992	6.87%

	Class C
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	8,504,860.010	21.99%
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	3,614,800.189	9.35%
**	Morgan Stanley For Benefit of its Customers, Harborside Financial Center Plaza II 3rd Fl, Jersey City, NJ 07311	2,750,512.328	7.11%

	Class D
**	Charles Schwab & CO Inc. For the Benefit of its Customers, 101 Montgomery St., San Francisco, CA 94104-4122	19,861,943.300	49.70%

	Class R
	State Street Bank & Trust For Benefit of ADP Scudder 401K Product, 105 Rosemont Ave., Westwood, MA 02090-2318	71,424.181	8.57%
	Scudder Trust CO FBO Biery Cheese CO Employee Psp, P.O. Box 1757, Salem NH 03079-1143	64,038.676	7.68%
	Hubco Regions Financial Corporation, 14th Floor, P.O. Box 830688, Birmingham Al 35283-0688	58,005.588	6.96%
	MG Trust Company As Agent For Frontier Trust CO As Trustee, Doar Rieck & Mack Profit Sharing, P.O. Box 10699, Fargo ND 58106	52,711.481	6.32%

	Low Duration Fund II	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	Institutional Class
**	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Our Customers, 101 Montgomery Street, San Francisco, CA 94104	4,882,123.121	15.46%
	JPMorgan Chase Bank For Benefit of Montefiore Medical Center, 3 Metrotech Ctr FL 6, Brooklyn, NY 11245-0001	3,542,017.172	11.21%
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	3,454,699.866	10.94%
	Lanlex No 65 Pty Limited - Level 22 50 Bridge Street, Sydney, NSW 2000, Australia	2,410,285.165	7.63%
	Union Bank TR Nominee FBO OWC Health & Welfare, P.O. Box 85484, San Diego, CA 92186-5484	1,826,303.698	5.78%

	Low Duration Fund II	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	Union Bank TR Nominee FBO Salem Hospital, P.O. Box 85484, San Diego, CA 92186-5484	1,683,774.819	5.33%

	Administrative Class
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	44,572.214	56.54%
**	Onedun C/O First American Bank, 218 W Main Street, Dundee, IL 60118	28,726.503	36.44%

	Low Duration Fund III	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	Institutional Class
	St. Joseph Hospital Foundation, 505 South Main, Suite 700, Orange, CA 92668	1,658,500.397	13.88%
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	1,315,260.097	11.01%
	FTC & Co., P.O. Box 173736, Denver, CO 80217-3736	1,290,674.682	10.80%
	Catholic Health Association of the United States, 4455 Woodson Road, St. Louis, MO 63134-3797	1,131,695.687	9.47%
	UMBSC & Co. FBO National Jewish Designated Fund, P.O. Box 419260, Kansas City, MO 64141-6260	980,147.036	8.20%
	State Street Bank & Trust Cust. For Benefit of Roman Catholic Diocese of Manchester, NH200 Newport Avenue, North Quincy, MA 02171-2102	770,811.922	6.45%
	Key Trust Company TTEE FBO Congregation of Sisters of St. Agnes, P.O. Box 94871, Cleveland, OH 44101-4871	697,025.990	5.83%
**	Pershing LLC P. O. Box 2052, Jersey City, NJ 07303-9998	643,350.926	5.38%

	Administrative Class
	Pacific Investment Management Company, 680 Newport Center Drive Ste 250, Newport Beach, CA 92660-4046	1,445.381	56.86%
**	Ameritrade Inc. for the Exclusive Benefit of Our Clients P.O. Box 2226, Omaha, NE 68103-2226	1,096.625	43.14%

	Moderate Duration Fund	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	Institutional Class
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	27,713,214.588	17.42%
	The Northern Trust Co. as TTEE FBO Accenture PS and 401K, P.O. Box 92994, Chicago, IL 60675	12,525,445.466	7.87%

	Money Market Fund	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	Institutional Class
**	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Our Customers, 101 Montgomery Street, San Francisco, CA 94104	39,022,547.050	20.35%

	Money Market Fund	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	State Street Bank and Trust as Custodian for South Dakota Higher Education Savings Trust 14-18 years, 801 Pennsylvania, Kansas City, MO 64105	26,247,167.120		13.69%
	Drew University Fiscal Operations, 36 Madison Avenue, Madison, NJ 07940-1493	20,053,251.200		10.46%
	State Street Bank and Trust as Custodian for South Dakota Higher Education Savings Trust 9-13 years, 801 Pennsylvania, Kansas City, MO 64105	12,942,210.710		6.75%
	Wells Fargo Bank NA FBO Marin Community Foundation, P.O. Box 1533, Minneapolis, MN 55480	12,736,262.760		6.64%

	Administrative Class
	FTC & Co., Datalynx, Denver, CO 80217-3736	2,198,113.643		25.84%
	Apostles of the Sacred Heart of Jesus, 295 Benham Street, Hamden, CT 06514-2801	2,173,224.770		25.55%
	Trust Co. of America, P.O. Box 6503, Englewood, CO 80155-6503	1,959,385.000		23.03%
	Instituto Delle Apostle Del Sacro Cuore c/o Apostles of Sacred Heart of Jesus, 295 Benham St., Hamden, CT 06514	799,794.760		9.40%
	Apostles of the Sacred Heart of Jesus, 295 Benham Street, Hamden, CT 06514-2801	736,742.700		8.66%

	Class A
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	6,832,100.570		7.62%
	BSDT Cust IRA FBO Paul K. Kugler, 92 North Grove St., East Aurora, NY 14052-0000	5,611,112.450		6.26%

	Class B
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	8,222,942.310		16.43%
**	Morgan Stanley For Benefit of its Customers, Harborside Financial Center Plaza II 3rd Fl, Jersey City, NJ 07311	3,050,353.890		6.09%

	Class C
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	5,546,702.060		8.69%

	Mortgage-Backed Securities Fund	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Institutional Class
	All Asset Fund C/O PIMCO, 840 Newport Center Drive Ste 100, Newport Beach. CA 92660	15,259,750.988	*	59.42%
	Sompo Insurance Company of America, Two World Financial Center 43rd Floor, 225 Liberty Street, New York, NY 10281	3,164,833.676		12.32%
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	1,823,572.85		7.10%
**	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Our Customers, 101 Montgomery Street, San Francisco, CA 94104	1,557,234.696		6.06%
	All Asset PVIT C/O PIMCO, 840 Newport Center Drive Ste 100, Newport Beach. CA 92660	1,402,958.978		5.46%

	Mortgage-Backed Securities Fund	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Administrative Class
**	Investors Bank & Trust For Benefit of Various Retirement Plans, 4 Manhattanville Road, Purchase, NY 10577-2139	772,244.823		28.06%
	MG Trust Company Cust FBO Heritage Valley Health System 403(B), 700 17th St, Denver, CO 80202-3531	341,165.704		12.40%
	Apostles of the Sacred Heart of Jesus, 265 Benham Street, Hamden, CT 06514-2801	335,619.196		12.20%
	AIG Federal Savings Bank Cust. FBO Central Health Matching Tax Deferred Svngs Plan, 2929 Allen Pkwy, Houston, TX 77019-7100	283,536.902		10.30%
	Union Bank Tr Nominee FBO TS Palo Alto Research Center 401k Plan, P.O. Box 85484, San Diego, CA 92186-5484	242,938.978		8.83%
	AIG Federal Savings Bank Cust. FBO North Carolina Baptist Hospitals Inc 403B Ret Svngs Plan, 2929 Allen Pkwy, Houston, TX 77019-7100	205,678.585		7.47%

	Class A
	Reliance Trust Company The Citistreet Companies Inc, Retirement Trust Account, 400 Atrium Drive, Somerset NJ 08873-4172	369,438.186		8.48%
**	Wachovia Bank FBO Various Retirement Plans, 1525 West WT Harris Blvd., Charlotte, NC 28288	219,193.520		5.03%

	Class B
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	144,933.527		9.20%
**	Morgan Stanley For Benefit of its Customers, Harborside Financial Center Plaza II 3rd Fl, Jersey City, NJ 07311	89,663.538		5.69%

	Class C
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	862,384.689		32.59%

	Class D
**	Charles Schwab & CO Inc. For the Benefit of its Customers, 101 Montgomery St., San Francisco, CA 94104-4122	8,576,665.526		69.22%

	Municipal Fund	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Institutional Class
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	13,303,748.860	*	51.48%
**	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Our Customers, 101 Montgomery Street, San Francisco, CA 94104	6,362,756.069		24.62%

	Administrative Class
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281-1003	43,611.848		65.70%
**	Charles Schwab & Co., 101 Montgomery St., San Francisco, CA 94104-4151	14,700.114		22.15%
**	Darhap & Co. C/O Horizon Trust, 515 Franklin Square, Michigan City, IN 46360-3328	6,969.093		10.50%

	Municipal Fund	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	Class A
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	557,662.498	8.26%
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St, New York NY 10001-2483	349,552.510	5.18%

	Class B
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	526,111.917	19.04%
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	287,504.611	10.40%

	Class C
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	1,363,828.916	21.22%
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	491,525.121	7.65%

	Class D
**	Charles Schwab & CO Inc. For the Benefit of its Customers, 101 Montgomery St., San Francisco, CA 94104-4122	1,215,407.393	26.34%

	New York Municipal Bond Fund	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	Institutional Class
**	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Our Customers, 101 Montgomery Street, San Francisco, CA 94104	1,578,818.938	48.92%
**	Jupiter & Co. C/O Investors Bank & Trust, P.O. Box 9130, Boston, MA 02117-9130	903,333.009	27.99%
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	536,342.737	16.62%

	Class A
	NFS LLC Febo Samuel P Sporn, Samuel Sporn, 593 3rd Street, Brooklyn NY 11215	186,181.726	9.06%
**	MLPF&S For The Sole Benefit Of Its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	165,686.339	8.07%

	Class D
**	Charles Schwab & CO Inc. For the Benefit of its Customers, 101 Montgomery St., San Francisco, CA 94104-4122	569,876.170	45.98%
**	Ameritrade Inc for the Benefit of its Customers, P.O. Box 2226, Omaha NE 68103-2226	102,733.545	8.29%

	Real Return Fund	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	Institutional Class
**	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Our Customers, 101 Montgomery Street, San Francisco, CA 94104	130,828,892.115	26.33%

	Real Return Fund	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	92,396,642.638		18.60%
	All Asset Fund C/O PIMCO, 840 Newport Center Drive Ste 100, Newport Beach. CA 92660	60,402,790.906		12.16%

	Administrative Class
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	18,483,717.914		41.49%
	John Hancock Life Insurance Company (USA), 601 Congress St., Boston, MA 02210	7,938,596.974		17.82%
**	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	4,006,185.266		8.99%
	New York Life Trust Company, 169 Lackawanna Ave., Parsippany, NJ 07054	2,934,521.741		6.59%

	Class A
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	55,598,437.618		21.61%
**	Morgan Stanley For Benefit of its Customers, Harborside Financial Center Plaza II 3rd Fl, Jersey City, NJ 07311	22,382,211.921		8.70%

	Class B
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	10,877,286.900		17.78%
**	Morgan Stanley For Benefit of its Customers, Harborside Financial Center Plaza II 3rd Fl, Jersey City, NJ 07311	4,644,575.115		7.59%
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	3,979,560.158		6.51%

	Class C
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	34,917,278.062		28.10%
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	15,458,293.108		12.44%

	Class D
**	Charles Schwab & CO Inc. For the Benefit of its Customers, 101 Montgomery St., San Francisco, CA 94104-4122	36,688,412.747		48.34%

	Class R
**	UMB Bank N/A For Benefit of its Customers, 1 Security Benefit Place, Topeka, KS 66636-0001	1,151,833.704		18.99%

	Real Return Asset Fund	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Institutional Class
	All Asset Fund C/O PIMCO, 840 Newport Center Drive Ste 100, Newport Beach. CA 92660	172,202,259.044	*	84.02%
	PVIT All Asset Fund C/O PIMCO, 840 Newport Center Drive Ste 100, Newport Beach. CA 92660	15,279,607.475		7.45%
	All Asset All Authority Fund C/O PIMCO, 840 Newport Center Drive Ste 100, Newport Beach, CA 92660	10,334,671.060		5.04%

	RealEstateRealReturn Strategy Fund	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Institutional Class
	All Asset Fund C/O PIMCO, 840 Newport Center Drive Ste 100, Newport Beach. CA 92660	5,149,367.550		46.26%
**	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Our Customers, 101 Montgomery Street, San Francisco, CA 94104	1,946,551.466		17.49%
	Mac & Co. (GMP Employers Retiree Trust) P.O. Box 3198, Mutual Funds Operations, Pittsburgh, PA 15230-3198	1,071,173.652		9.62%
	The Thomas and Stacey Stevel Foundation, P.O. Box 240, Palo Alto, CA 94302-0240	959,764.107		8.62%
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	917,127.167		8.24%

	Class C
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	184,577.131		6.56%

	Class D
**	Charles Schwab & CO Inc. For the Benefit of its Customers, 101 Montgomery St., San Francisco, CA 94104-4122	212,587.221		23.04%
**	NFS LLC For Exclusive Benefit of its Customer, 2816 Boger Stadt Rd., Fogelsville, PA 18051	128,153.052		13.89%

	Short-Term Fund	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Institutional Class
**	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Our Customers, 101 Montgomery Street, San Francisco, CA 94104	18,863,802.729		8.89%
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	18,258,921.648		8.60%
	FTC & CO, Datalynx, P.O. Box 173736, Denver CO 80217-3736	17,068,833.566		8.04%

	Administrative Class
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	162,894,498.355	*	98.59%

	Class A
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	4,555,831.840		19.57%
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	2,557,968.242		10.99%

	Class B
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	196,009.875		15.60%
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	86,631.598		6.89%
**	Morgan Stanley For Benefit of its Customers, Harborside Financial Center, Plaza II 3rd Fl, Jersey City NJ 07311	69,446.637		5.53%

	Short-Term Fund	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	Class C
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	2,659,136.386	23.80%
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	1,084,833.909	9.71%

	Class D
**	Charles Schwab & CO Inc. For the Benefit of its Customers, 101 Montgomery St., San Francisco, CA 94104-4122	3,961,114.684	63.01%
**	Ameritrade Inc for the Benefit of its Customers, P.O. Box 2226, Omaha NE 68103-2226	413,476.151	6.58%

	Class R
	EMJAYCO For Benefit of Massie Technology Inc. 401K Plan, 5001 N Lydell Ave., Milwaukee, WI 53217-5531	12,912.238	22.15%
	Counsel Trust Company Cust (Fbo) Parker Industrial Tool CO 401K Psp, The Times Building, 1251 Waterfront Pl, Pittsburgh PA 15222-4228	10,214.805	17.52%
	MG Trust Company Cust (Fbo) Affiliated Orthopaedic Specialists, 401K Plan, 700 17th Street, Suite 300 Denver CO 80202	4,637.892	7.96%
	NFS LLC Febo AR Pharmacists ASC Services Co, 417 S Victory St, Little Rock AR 72201	4,622.554	7.93%
	Counsel Trust Company Custodian For Rocky Top Pharmacy, Inc., 401K Psp & Trust, 1251 Waterfront Pl, Pittsburgh PA 15222-4227	4,405.391	7.56%
	Joel Ebert FBO Ebert Machine Co. Inc. Profit, Sharing Plan, 2177 S. State Road 19, Peru, IN 46970	4,036.305	6.92%
	Counsel Trust Company Cust FBO Intermodal Sales Corp 401K, Plan, 1251 Waterfront Pl, Pittsburgh PA 15222-4235	3,321.493	5.70%
	MG Trust CO Cust FBO Union Internal Medicine Group, PA 401K Psp, 700 17th Street, Suite 300 Denver CO 80202	3,236.915	5.55%

	Short Duration Municipal Income Fund	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	Institutional Class
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	5,190,772.828	36.87%
**	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Our Customers, 101 Montgomery Street, San Francisco, CA 94104	1,484,128.835	10.54%
	Facet Financial LLC, 350 Big Horn Rd., Casper, WY 82601-1782	1,229,557.348	8.73%
**	Prudential Investment Management Services For Benefit of Mutual Fund Clients, 100 Mulberry St., 3 Gateway Center FL 11, Newark, NJ 07102-4000	1,173,882.151	8.34%
**	Ameritrade Inc. For the Exclusive Benefit of Our Client, P.O. Box 2226, Omaha, NE 68103-2226	1,115,814.078	7.92%
**	Jupiter & Co. C/O Investors Bank & Trust, P.O. Box 9130, Boston, MA 02117-9130	834,723.387	5.93%
	Diemer D. True Subject to NFDS Tod Rules, 350 Big Horn Rd., Casper, WY 82601	832,750.363	5.91%

	Short Duration Municipal Income Fund	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Administrative Class
	Allianz Global Investors of America L.P., 680 Newport Center Drive Suite 250, Newport Beach, CA 92660-4046	1,092.598		100.00%

	Class A
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	738,999.301		9.51%
**	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Our Customers, 101 Montgomery Street, San Francisco, CA 94104	715,376.599		9.20%
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	578,930.438		7.45%

	Class C
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	467,470.736		20.81%
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	159,798.176		7.11%

	Class D
**	Lehman Brothers, Inc. For Benefit of its Customer, 70 Hudson Street, 7th Floor, Jersey City, NJ 07302	2,156,853.143		72.28%
**	Charles Schwab & CO Inc. For the Benefit of its Customers, 101 Montgomery St., San Francisco, CA 94104-4122	423,313.827		14.19%

	Small Cap StocksPLUS® TR Fund	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Institutional Class
	Northern Tr Co. TTEE FBO Sunbean Batterymarch Small, P.O. Box 92956, Chicago, IL 60675-2956	822,465.163	*	38.06%
	All Asset Fund C/O PIMCO, 840 Newport Center Drive Ste 100, Newport Beach. CA 92660	569,815.365	*	26.37%
	Allianz Global Investors of America L.P., 680 Newport Center Drive Suite 250, Newport Beach, CA 92660-4046	280,740.896		12.99%
	All Asset All Authority Fund C/O PIMCO, 840 Newport Center Drive Ste 100, Newport Beach, CA 92660	206,666.703		9.56%
	All Asset PVIT C/O PIMCO, 840 Newport Center Drive Ste 100, Newport Beach. CA 92660	173,829.915		8.04%

	Class A
	Edward D Jones & CO Custodian FBO Donald O Hoellrich IRA, Rollover IRA, 6006 Winterhaven, Sylvania OH 43560-9627	1,707.601		17.44%
	First Clearing for Benefit of its Customers, 402 Rabbit Hill Lane, Lancaster PA 17603-7435	1,305.346		13.33%
	Allianz Global Investors, 680 Newport Center Dr Ste 250, Newport Beach CA 92660-4046	1,110.129		11.34%
	Edward D Jones & CO Custodian FBO Ralph Denune III IRA, 6685 Green Road, Ottawa Lake MI 49267-8500	990.961		10.12%
	LPL Financial Services, 9785 Towne Center Drive, San Diego, CA 92121	978.474		9.99%
	Janet F Lauer 7443 Club Road, Sylvania OH 43560-3720	922.051		9.42%

	Small Cap StocksPLUS® TR Fund	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	Roger R Start & Karen L Start, 7349 Long Water Court, Maumee OH 43537-8660	802.991	8.20%
	Edward D Jones & CO Custodian FBO Carole A Forte IRA, 5669 Elliott Road, Sylvania OH 43560-2064	774.182	7.91%
	E*Trade Clearing LLC for Benefit of its Customers, P.O. Box 989030, West Sacramento CA 95798-9030	507.977	5.19%

	Class C
	MLPF&S For The Sole Benefit Of Its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	9,344.165	27.51%
	Janney Montgomery Scott LLC for Benefit of its Customers, Smithsonian Early Enrichment, 1801 Market Street, Philadelphia PA 19103-1675	8,838.731	26.02%
	Janney Montgomery Scott LLC for Benefit of its Customers, Smithsonian Early Enrichment, 1801 Market Street, Philadelphia PA 19103-1675	4,168.604	12.27%
	Janney Montgomery Scott LLC for Benefit of its Customers, Donald A. Borig and Kathryn E. Borig, 1801 Market Street, Philadelphia PA 19103-1675	2,870.813	8.45%
	BSDT Cust Rollover IRA FBO Frank N Bartholomew, 9305 185th Avenue Pl E, Bonney Lake WA 98390-7071	1,876.504	5.52%

	Class D
**	Charles Schwab & CO Inc Special Custody Accounts, FBO Customers, 101 Montgomery St San Francisco CA 94104-4122	29,992.393	84.81%
	Scottrade Inc for the Benefit of its Customers, P O Box 31759, St Louis MO 63131-0759	2,746.572	7.77%

	StocksPLUS®Fund	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	Institutional Class
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	16,830,279.519	25.18%
**	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Our Customers, 101 Montgomery Street, San Francisco, CA 94104	5,243,657.822	7.85%
	MS&CO FBO The W&S Gross Family Foundation, Attention: The AYCO CO LP, 17900 Von Karman Suite 200, Irvine, CA 92614-4297	4,582,900.139	6.86%
	MS&CO FBO William H. & Sue J. Gross TTEES FBO W/S Gross Family, 17900 Von Karman Suite 200, Irvine, CA 92614-4297	4,582,900.139	6.86%
	Asset Allocation Portfolio C/O Allianz Funds, 2187 Atlantic Street FL 7, Stamford, CT 06902-6880	4,084,308.435	6.11%
	All Asset Fund C/O PIMCO, 840 Newport Center Drive Ste 100, Newport Beach. CA 92660	3,686,604.900	5.52%

	Administrative Class
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	967,513.301	86.64%
	New York Life Trust Company, 169 Lackawanna Ave., Parsippany, NJ 07054-1007	83,701.371	7.50%

	StocksPLUS®Fund	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Class A
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	2,512,569.802		21.66%

	Class B
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	282,237.397		9.68%
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	255,469.081		8.76%

	Class C
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	825,731.854		9.57%
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	644,141.002		7.46%

	Class D
**	Charles Schwab & CO Inc. For the Benefit of its Customers, 101 Montgomery St., San Francisco, CA 94104-4122	322,602.751		51.38%
**	Ameritrade Inc for the Benefit of its Customers, P.O. Box 2226, Omaha NE 68103-2226	55,435.720		8.83%

	Class R
	Patterson & CO (Fbo) Care Communications Inc for the Benefit of its Customers, 1525 West Wt Harris Blvd, Charlotte NC 28288-1151	40,099.021		18.16%
	NFS LLC Febo Richard Soley TTEE, William Hoffman TTEE, Object MGmt Grp Inc Ret Pl, 140 Kendrick St Bldg A Ste 300 Needham MA 02494-2739	35,057.291		15.88%
	Reliance Trust CO Cust FBO Special Tree Ltd Employee, Salary Savings & Retirement Plan, P.O. Box 48529, Atlanta GA 30362-1529	27,955.472		12.66%
	Leonard Miller FBO Miller Advertising Agency Inc, Profit Sharing Plan Dtd11/29/93, 71 Fifth Ave, New York, NY 10003	24,987.424		11.32%
	Mcb Trust Services Cust. FBO Accutech Data Supplies, Inc. 401(K), 700 17th Street, Suite 300, Denver CO 80202	24,442.413		11.07%
	Mcb Trust Services Cust. FBO Danis Environmental Industries, 700 17th Street, Suite 300, Denver CO 80202	13,731.625		6.22%

	StocksPLUS® Total Return Fund	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Institutional Class
	All Asset Fund C/O PIMCO, 840 Newport Center Drive Ste 100, Newport Beach. CA 92660	11,859,112.963	*	46.88%
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	6,677,610.712		26.40%

	Class A
	Grupo Ferro & Ranjer, BPPR - Trust Division, P.O. Box 362708, San Juan PR 00936	448,911.913		15.45%
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	239,469.559		8.24%

	StocksPLUS® Total Return Fund	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	198,492.629		6.83%
	MG Trust Company Cust (Fbo) Amaet Pllc, 700 17th Street, Suite 300, Denver CO 80202	162,079.090		5.58%

	Class B
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	95,038.271		5.54%

	Class C
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	433,381.566		22.39%
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	313,356.199		16.19%

	Class D
**	Charles Schwab & CO Inc. For the Benefit of its Customers, 101 Montgomery St., San Francisco, CA 94104-4122	115,061.496		36.72%
**	Ridge Clearing & Outsourcing For Benefit of its Customer, 2 Journal Square Plaza, Jersey City, NJ 07306	31,312.339		9.99%

	StocksPLUS® TR Short Strategy Fund	Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned
	Institutional Class
	All Asset All Authority Fund C/O PIMCO, 840 Newport Center Drive Ste 100, Newport Beach, CA 92660	17,728,444.470	*	93.88%

	Class A
**	Charles Schwab & CO Inc. For the Benefit of its Customers, 101 Montgomery St., San Francisco, CA 94104-4122	32,871.129		19.23%
	NFS LLC Febo Barbara Biehner, 101 Buckeye Dr, Wilmington NC 28411	12,642.226		7.40%

	Class C
	A G Edwards & Sons Inc Gail & George Fischer & K Bradoc Gallant TTEEs for Benefit of its Customers, 1 North Jefferson St Louis, MO 63103	5,981.625		15.24%
	A G Edwards & Sons Inc Virginia A. Castaldo TTEE, Northrop Joint Revocable, TTEEs for Benefit of its Customers, 1 North Jefferson St Louis, MO 63103	3,706.564		9.44%
	A G Edwards & Sons Inc Glenn W. Kinney, TTEEs for Benefit of its Customers, 1 North Jefferson St Louis, MO 63103	3,213.368		8.19%
	NFSc FBO Edward P Mansfield, 44 Violette Cir., Northbridge Ma 01534	3,157.664		8.04%
	A G Edwards & Sons Inc Frank Doleski, TTEEs for Benefit of its Customers, 1 North Jefferson St Louis, MO 63103	2,960.103		7.54%
	A G Edwards & Sons Inc William A. Grant, Jr. TTEEs for Benefit of its Customers, 1 North Jefferson St Louis, MO 63104	2,570.694		6.55%
	A G Edwards & Sons Inc Edward J. Nieckarz, TTEEs for Benefit of its Customers, 1 North Jefferson St Louis, MO 63106	2,313.625		5.89%

	StocksPLUS® TR Short Strategy Fund	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	A G Edwards & Sons Inc Gerald Blais Cust For, Austin Blais, TTEEs for Benefit of its Customers, 1 North Jefferson St Louis, MO 63107	2,249.357	5.73%
	A G Edwards & Sons Inc Charles C. Gerding & Barbara m. Gerding, TTEEs for Benefit of its Customers, 1 North Jefferson St Louis, MO 63108	2,185.090	5.57%
	A G Edwards & Sons Inc Bruce S. Carlson, TTEEs for Benefit of its Customers, 1 North Jefferson St Louis, MO 63109	2,185.090	5.57%

	Class D
**	Pershing LLC P. O. Box 2052, Jersey City, NJ 07303-9998	110,298.093	61.29%
**	Charles Schwab & CO Inc. For the Benefit of its Customers, 101 Montgomery St., San Francisco, CA 94104-4122	28,359.168	15.76%

	Total Return Fund	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	Institutional Class
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	1,315,505,992.823	21.25%
**	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Our Customers, 101 Montgomery Street, San Francisco, CA 94104	552,907,782.542	8.93%

	Administrative Class
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	688,595,192.847	32.36%
	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	191,790,766.863	9.01%

	Class A
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	156,120,896.975	15.00%

	Class B
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL32246-6484	20,043,384.478	17.61%
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	8,249,183.374	7.25%
**	Morgan Stanley For Benefit of its Customers, Harborside Financial Center Plaza II 3rd Fl, Jersey City, NJ 07311	6,458,101.257	5.67%

	Class C
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL32246-6484	64,020,649.749	28.16%
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	25,950,747.709	11.41%

	Class D
**	Charles Schwab & CO Inc. For the Benefit of its Customers, 101 Montgomery St., San Francisco, CA 94104-4122	228,261,578.985	60.03%

	Total Return Fund	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
**	Citigroup Global Markets, Inc. For Benefit of its Customers, 333 West 34th St., 7th Floor, New York, NY 10001-2483	37,050,140.382	9.74%

	Class R
	American United Insurance Co. TTEE Group Retirement Annuity, P.O. Box 368, Indianapolis, IN 46206-0368	3,332,817.259	9.58%
**	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL32246-6484	3,266,021.916	9.38%

	Total Return Fund II	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	Institutional Class
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	43,444,021.551	20.46%
**	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Our Customers, 101 Montgomery Street, San Francisco, CA 94104	11,691,897.135	5.51%

	Administrative Class
	Wells Fargo Bank NA FBO Averitt Express - Balanced Fund, P.O. Box 1533, Minneapolis, MN 55480-1533	1,806,922.808	21.02%
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	1,616,383.196	18.80%
	T Rowe Price Trust Company FBO Western Digital, P.O. Box 17215, Baltimore, MD 21297-1215	1,084,234.599	12.61%
	New York Life Trust Company, 169 Lackawanna Ave., Parsippany, NJ 07054	912,977.945	10.62%
**	Wells Fargo Bank MN NA FBO Retirement Plan Services, P.O. Box 1533, Minneapolis, MN 55480-1533	597,362.737	6.95%
	Citistreet Retirement Services Group Institutional Trust, 400 Atrium Dr., Somerset, NJ 08873	455,936.037	5.30%
	CBNA as Custodian FBO Clients of Benefit Plans Administrators, 6 Rhoads Dr., Utica, NY 13502-6317	452,350.757	5.26%

	Total Return III	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	Institutional Class
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	50,510,340.594	23.44%

	Administrative Class
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York, NY 10281	1,315,248.917	75.41%
	T. Rowe Price Trust CO TTEE FBO Retirement Plan Clients, P.O. Box 17215, Baltimore, MD 21203	249,928.097	14.33%

*	Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act.
**	Shares are believed to be held only as nominee.

Code of Ethics

The Trust, PIMCO, Research Affiliates and the Distributor each have adopted a Code of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Funds.

Custodian, Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company (“State Street”), 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for assets of all Funds. Under the custody agreement, State Street may hold the foreign securities at its principal office at 225 Franklin Street, Boston. Massachusetts 02110, and at State Street’s branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

Pursuant to rules adopted under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets. The Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust. No assurance can be given that the Trustees’ appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

Boston Financial Data Services—Midwest, 330 W. 9th Street, 5th Floor, Kansas City, Missouri 64105 serves as transfer agent and dividend disbursing agent for the Institutional Class and Administrative Class shares of the Funds. PFPC Inc., P.O. Box 9688, Providence, Rhode Island 02940-9688 serves as transfer agent and dividend disbursing agent for the Class A, Class B, Class C, Class D and Class R shares of the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105, serves as the independent registered public accounting firm for the Funds. PricewaterhouseCoopers LLP provides audit services, tax assistance and consultation in connection with review of SEC and IRS filings.

Counsel

Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as counsel to the Trust.

Registration Statement

This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

Audited financial statements for the Trust as of March 31, 2007, including the notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference from the Trust’s March 31, 2007 Annual Reports.